As filed with the Securities and Exchange Commission on July 6, 2006

Registration No. 333—_______

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[   ] PRE-EFFECTIVE AMENDMENT NO.__

[   ] POST-EFFECTIVE AMENDMENT NO.__

(Check appropriate box or boxes)

RS Variable Products Trust

(Exact Name of Registrant as Specified in Charter)

388 Market Street

San Francisco, CA 94111

(Address of Principal Executive Offices)

1-800-766-3863

(Area Code and Telephone Number)

TERRY R. OTTON

c/o RS Investments

388 Market Street

San Francisco, California 94111

(Name and address of Agent for Service)

Copies to:

TIMOTHY W. DIGGINS, ESQ.

Ropes & Gray

One International Place

Boston, MA 02110-2624

Title of securities being registered: Class I shares

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on August 6, 2006 pursuant to Rule 488.

An indefinite amount of the Registrant’s securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

[August] 2006

Dear Guardian Contract Owner:

We are writing to let you know about important proposed changes to the Guardian-Sponsored Mutual Funds (the “Funds”). As a contract owner, you have the opportunity to provide Guardian Insurance & Annuity Company, Inc. (“GIAC”) with your voting instructions on the proposals at a special shareholder meeting to be held on September 28, 2006 (the “Special Meeting”). The Funds are offered only as investment options under variable annuity contracts and variable life insurance policies issued by GIAC. Details about the Special Meeting and ways that you can submit your voting instructions to GIAC are included in the enclosed Prospectus/Proxy Statement.

Guardian Investor Services LLC (GIS), the investment adviser for all of the Funds, has agreed to acquire a majority interest in RS Investment Management Co. LLC (RS), a leading investment management firm specializing in growth and value mutual funds. We believe that the investment management expertise of RS complements GIS’ existing investment management strengths in core equity and fixed income investing. This is an exciting opportunity for GIS that will expand their presence in the investment management business in a way that we anticipate will have benefits for contract owners.

GIS and RS also propose to integrate the Funds into the RS mutual fund family (the “RS Funds”). At the Special Meeting, you will be asked to approve an Agreement and Plan of Reorganization between each Fund and the corresponding RS Fund. The enclosed Prospectus/Proxy Statement provides you with detailed information about the reorganization proposals. With the exception of The Guardian UBS VC Small Cap Value Fund, following the proposed reorganizations, the same portfolio management personnel that currently manage each Fund would continue to have day-to-day responsibility for managing the assets of the respective RS Fund into which the Fund is reorganized. GIS would become the sub-adviser for the index, asset allocation and fixed income funds; Guardian Baillie Gifford Limited would become the sub-adviser for the international and emerging markets funds and Baillie Gifford Overseas Limited would continue to manage the funds as the sub-sub-adviser; and UBS Global Asset Management (Americas) Inc. would continue to sub-advise the large cap value fund. For The Guardian UBS VC Small Cap Value Fund, a portfolio management team of RS would assume responsibility for managing the Fund.

The Board of Directors of each Fund, including a majority of the independent Directors, has approved the proposals. I’ve highlighted below some answers to questions that you many have about the proposals.

Q: How will the proposed reorganizations benefit contract owners?

You will have the potential to benefit in the following ways:

•                  Access to a consolidated fund family offering more investment choices.

•                  The net expense ratio of each class of shares of the RS Funds is not expected to be higher than the net expense ratio of the corresponding class of shares of the Fund with which it will reorganize. If the reorganizations are approved, an expense limitation for all of the Funds will be observed through December 31, 2009.

•                  The RS Funds may over time enjoy reduced expenses because: (i) the combined firm may be in a position to purchase services from third parties at improved rates; and (ii) enhanced distribution capabilities may result in increases in the assets of the RS Funds and possible reduced expenses through economies of scale.

Q: Who will pay for the reorganizations?

All costs of the reorganizations are being borne by GIS and RS and not by the Funds or RS Funds.

Q: Will the investment objectives and policies stay the same after the reorganizations?

Yes. The investment objectives and policies of each respective RS Fund (other than RS Partners VIP Series) will be substantially the same as the investment objectives and policies of the respective Fund with which it reorganizes. The investment objective and strategies and principal risks of The Guardian UBS Small Cap Value Fund and RS Partners VIP Series are similar.

Q: How do I vote, and how many votes do I have?

Although GIAC is the named owner of any shares you beneficially own, we are seeking your instructions on how GIAC should vote these shares on your behalf. You are invited to cast your vote in person at the September 28, 2006 meeting. As we realize that this is not always possible you can also cast your vote by filling out, signing and returning the enclosed proxy card(s) in the provided postage-paid envelope. Please take a few minutes to cast your vote.

We appreciate your careful consideration of the proposals described in the enclosed Prospectus/Proxy Statement. If you have any questions please call (800) 221-3253 if you own a variable annuity or a ValuePlus variable life insurance policy, (800) 441-6455 if you own a Park Avenue Series or Park Avenue Millenium Series® variable life product, and (877) 500-2380 if you own 401K/Advantage—Group Pensions.

Remember, your vote is important to us, no matter how many shares you own. Please take this opportunity to vote. Thank you for your participation and for your continued confidence in us.

Respectfully,

Dennis J. Manning, CLU, ChFC

Chairman and Chief Executive Officer

The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware corporation, issues variable annuities and variable life insurance policies. These variable annuities and variable life insurance products are offered through the distributor Guardian Investor Services LLC (GIS). GIAC and GIS are located at 7 Hanover Square, New York, NY 10004 1-800-221-3253 (variable annuities) or 1-800-441-6455 (variable life insurance policies). GIAC and GIS are wholly owned subsidiaries of The Guardian Life Insurance Company of America, New York, NY.

GIS, member NASD, SIPC.

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THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

The Guardian Stock Fund
The Guardian VC 500 Index Fund
The Guardian VC Asset Allocation Fund
The Guardian VC High Yield Bond Fund
The Guardian VC Low Duration Bond Fund
The Guardian UBS VC Large Cap Value Fund
The Guardian UBS VC Small Cap Value Fund

GIAC FUNDS, INC.

Baillie Gifford International Growth Fund
Baillie Gifford Emerging Markets Fund
The Guardian Small Cap Stock Fund

THE GUARDIAN BOND FUND, INC.

THE GUARDIAN CASH FUND, INC.

7 Hanover Square
New York, New York 10004

NOTICE OF COMBINED SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON             ,     , 2006

To Stockholders of the Above-Referenced Funds:

NOTICE IS HEREBY GIVEN of a Combined Special Meeting of Stockholders (the “Meeting”) of each of the funds listed above (each a “Guardian Fund”), that will be held at the principal offices of the Guardian Funds set forth above on     , 2006, at      (New York time), to consider and vote on the following:

1.   Approval of an Agreement and Plan of Reorganization between each of The Guardian Variable Contract Funds, Inc., a Maryland corporation, on behalf of each of its constituent funds, GIAC Funds, Inc., a Maryland corporation, on behalf of each of its constituent funds, The Guardian Bond Fund, Inc., a Maryland corporation, and The Guardian Cash Fund, Inc., a Maryland corporation, and RS Variable Products Trust, a Massachusetts business trust, on behalf of each of its corresponding series specified below, all as described in the attached Prospectus/Proxy Statement.

Guardian Fund	RS Fund
The Guardian Stock Fund	RS Core Equity VIP Series
The Guardian VC 500 Index Fund	RS S&P 500 Index VIP Series
The Guardian VC Asset Allocation Fund	RS Asset Allocation VIP Series
The Guardian VC High Yield Bond Fund	RS High Yield Bond VIP Series
The Guardian VC Low Duration Bond Fund	RS Low Duration Bond VIP Series
The Guardian UBS VC Large Cap Value Fund	RS Large Cap Value VIP Series
The Guardian UBS VC Small Cap Value Fund	RS Partners VIP Series
Baillie Gifford International Growth Fund	RS International Growth VIP Series
Baillie Gifford Emerging Markets Fund	RS Emerging Markets VIP Series
The Guardian Small Cap Stock Fund	RS Small Cap Core Equity VIP Series
The Guardian Bond Fund	RS Investment Quality Bond VIP Series
The Guardian Cash Fund	RS Cash Management VIP Series

The proposed reorganizations are described in the attached combined Prospectus/Proxy Statement and the form of Agreement and Plan of Reorganization is attached as Appendix A to the combined Prospectus/Proxy Statement.

The Boards of Directors of each of The Guardian Variable Contract Funds, Inc., GIAC Funds, Inc., The Guardian Bond Fund, Inc., and The Guardian Cash Fund, Inc. have fixed the close of business on [_], 2006 as the record date for the Meeting. Stockholders of record as of the record date are entitled to notice of, and to vote at, the Meeting. If you own shares of Guardian Fund through a variable annuity or variable life insurance contract, your instructions will be received by The Guardian Insurance & Annuity Company, Inc. (“GIAC”), which, as stockholder of record, will vote the shares in accordance with the voting instructions received from variable annuity and variable life insurance policy owners for whose accounts the shares are held.

The Guardian Funds issue and sell their shares to separate accounts of GIAC. These separate accounts hold shares of mutual funds, including the Guardian Funds, which fund benefits under variable annuity contracts or variable life insurance policies which are issued by GIAC. As the owner of the assets held in the separate accounts, GIAC is a stockholder of the Guardian Funds and is entitled to vote its shares of each Guardian Fund. However, GIAC votes outstanding shares of the Guardian Funds in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies. This Notice is being delivered to variable annuity contract owners and variable life insurance policyholders who do not invest directly in or hold shares of the Guardian Funds, but who, by virtue of their ownership of the contracts, have a beneficial interest in one or more of the Guardian Funds as of the record date, so that they may instruct GIAC how to vote the shares of the Guardian Funds underlying their contracts or policies.

By Order of the Boards of Directors,

JOSEPH A. CARUSO
Secretary

[         ], 2006

Your vote is important. Each contract owner and policyholder is requested to complete, sign, date, and promptly return their voting instructions on the enclosed proxy card.

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Preliminary prospectus dated                         , 2006

The information in this prospectus/proxy statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus/proxy statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

[      ], 2006

RS Variable Products Trust	The Guardian Variable Contract Funds, Inc.
RS Core Equity VIP Series	The Guardian Stock Fund
RS S&P 500 Index VIP Series	The Guardian VC 500 Index Fund
RS Asset Allocation VIP Series	The Guardian VC Asset Allocation Fund
RS High Yield Bond VIP Series	The Guardian VC High Yield Bond Fund
RS Low Duration Bond VIP Series	The Guardian VC Low Duration Bond Fund
RS Large Cap Value VIP Series	The Guardian UBS VC Large Cap Value Fund
RS Partners VIP Series	The Guardian UBS VC Small Cap Value Fund

GIAC Funds, Inc.
RS International Growth VIP Series	Baillie Gifford International Growth Fund
RS Emerging Markets VIP Series	Baillie Gifford Emerging Markets Fund
RS Small Cap Core Equity VIP Series	The Guardian Small Cap Stock Fund

RS Investment Quality Bond VIP Series	The Guardian Bond Fund, Inc.

RS Cash Management VIP Series	The Guardian Cash Fund, Inc.

388 Market Street	7 Hanover Square
17th Floor	New York, New York
San Francisco, CA 94111	(1-800-221-3253)

COMBINED PROSPECTUS/PROXY STATEMENT

This Combined Prospectus/Proxy Statement is being furnished to stockholders of each series of The Guardian Variable Contract Funds, Inc. and GIAC Funds, Inc., The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. (each, a “Guardian Fund”), in connection with a Combined Special Meeting of Stockholders of each Guardian Fund (the “Meeting”) to be held at the principal offices of the Guardian Funds set forth above on               ,     , 2006, at              (New York time). The Guardian Variable Contract Funds, Inc., GIAC Funds, Inc., The Guardian Bond Fund, Inc., and The Guardian Cash Fund, Inc. are each a Maryland corporation (each, a “Company” and collectively, the “Companies”). At the Meeting, stockholders of each Guardian Fund will be asked to approve a proposed Agreement and Plan of Reorganization, dated [_], 2006, pursuant to which the Guardian Fund will be reorganized as a new mutual fund series (each, an “RS Fund”) of RS Variable Products Trust, a Massachusetts business trust (each, a “Reorganization”).

The Guardian Funds issue and sell their shares to separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). These separate accounts hold shares of mutual funds, including the Guardian Funds, which fund benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance policies which are issued by GIAC. Each separate account invests in the different Guardian Funds and certain other mutual funds. Owners of the variable annuity contracts and variable life insurance policies issued by GIAC (“Contract Owners”) allocate the value of their contracts or policies among these separate accounts. As such, Contract Owners may be indirect participants in the Guardian Funds. However, as the owner of the assets held in the separate accounts, GIAC is the stockholder of record of the Guardian Funds.

Please read this Prospectus/Proxy Statement carefully and keep it for future reference. This Prospectus/Proxy Statement and related proxy materials are first being made available to Contract Owners and

stockholders on or about       , 2006. This Prospectus/Proxy Statement concisely sets forth information Contract Owners should know before providing voting instructions on the following proposals:

Proposal:	To be voted on by stockholders of:

1. Approval of the Agreement and Plan of Reorganization, dated             , 2006, between The Guardian Variable Contract Funds, Inc, on behalf of The Guardian Stock Fund, and RS Variable Products Trust, on behalf of RS Core Equity VIP Series.

The Guardian Stock Fund

2. Approval of the Agreement and Plan of Reorganization, dated             , 2006, between The Guardian Variable Contract Funds, Inc, on behalf of The Guardian VC 500 Index Fund, and RS Variable Products Trust, on behalf of RS S&P 500 Index VIP Series.

The Guardian VC 500 Index Fund

3. Approval of the Agreement and Plan of Reorganization, dated             , 2006, between The Guardian Variable Contract Funds, Inc, on behalf of The Guardian VC Asset Allocation Fund, and RS Variable Products Trust, on behalf of RS Asset Allocation VIP Series.

The Guardian VC Asset Allocation Fund

4. Approval of the Agreement and Plan of Reorganization, dated [__], 2006, between The Guardian Variable Contract Funds, Inc, on behalf of The Guardian VC High Yield Bond Fund, and RS Variable Products Trust, on behalf of RS High Yield Bond VIP Series.

The Guardian VC High Yield Bond Fund

5. Approval of the Agreement and Plan of Reorganization, dated             , 2006, between The Guardian Variable Contract Funds, Inc, on behalf of The Guardian VC Low Duration Bond Fund, and RS Variable Products Trust, on behalf of RS Low Duration Bond VIP Series.

The Guardian VC Low Duration Bond Fund

6. Approval of the Agreement and Plan of Reorganization, dated             , 2006, between The Guardian Variable Contract Funds, Inc, on behalf of The Guardian UBS VC Large Cap Value Fund, and RS Variable Products Trust, on behalf of RS Large Cap Value VIP Series.

The Guardian UBS VC Large Cap Value Fund

7. Approval of the Agreement and Plan of Reorganization, dated             , 2006, between The Guardian Variable Contract Funds, Inc, on behalf of The Guardian UBS VC Small Cap Value Fund, and RS Variable Products Trust, on behalf of RS Partners VIP Series.

The Guardian UBS VC Small Cap Value Fund

8. Approval of the Agreement and Plan of Reorganization, dated             , 2006, between GIAC Funds, Inc., on behalf of Baillie Gifford International Growth Fund, and RS Variable Products Trust, on behalf of RS International Growth VIP Series.

Baillie Gifford International Growth Fund

9. Approval of the Agreement and Plan of Reorganization, dated             , 2006, between GIAC Funds, Inc., on behalf of Baillie Gifford Emerging Markets Fund, and RS Variable Products Trust, on behalf of RS Emerging Markets VIP Series.

Baillie Gifford Emerging Markets Fund

10. Approval of the Agreement and Plan of Reorganization, dated             , 2006, between GIAC Funds, Inc., on behalf of The Guardian Small Cap Stock Fund, and RS Variable Products Trust, on behalf of RS Small Cap Core Equity VIP Series.

The Guardian Small Cap Stock Fund

11. Approval of the Agreement and Plan of Reorganization, dated , 2006, between The Guardian Bond Fund and RS Variable Products Trust, on behalf of RS Investment Quality Bond VIP Series.	The Guardian Bond Fund

12. Approval of the Agreement and Plan of Reorganization, dated , 2006, between The Guardian Cash Fund and RS Variable Products Trust, on behalf of RS Cash Management VIP Series.	The Guardian Cash Fund

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A Statement of Additional Information dated             , 2006, relating to this Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is hereby incorporated into this Prospectus/Proxy Statement by reference.

The following prospectuses have been filed with the Commission and are hereby incorporated by reference into this Prospectus/Proxy Statement: (i) Prospectus of The Guardian Stock Fund, (ii) Prospectus of The Guardian VC 500 Index Fund, (iii) Prospectus of The Guardian VC Asset Allocation Fund, (iv) Prospectus of The Guardian VC High Yield Bond Fund, (v) Prospectus of The Guardian VC Low Duration Bond Fund, (vi) Prospectus of The Guardian UBS VC Large Cap Value Fund, (vii) Prospectus of The Guardian UBS VC Small Cap Value Fund, (viii) Prospectus of Baillie Gifford International Growth Fund, (ix) Prospectus of Baillie Gifford Emerging Markets Fund, (x) Prospectus of The Guardian Small Cap Stock Fund, (xi) Prospectus of The Guardian Bond Fund, Inc., and (xii) Prospectus of The Guardian Cash Fund, Inc., each dated May 1, 2006, as supplemented from time to time.

The following statements of additional information have been filed with the Commission and are hereby incorporated by reference into this Prospectus/Proxy Statement: (i) Statement of Additional Information of The Guardian Variable Contract Funds, Inc., relating to its constituent funds, (ii) Statement of Additional Information of GIAC Funds, Inc., relating to its constituent funds, (iii) Statement of Additional Information of The Guardian Bond Fund, Inc., and (iv) Statement of Additional Information of The Guardian Cash Fund, Inc., each dated May 1, 2006, as supplemented from time to time.

The audited financial statements and related reports of auditors included in the following documents filed with the Commission are hereby incorporated by reference into this Prospectus/Proxy Statement: (i) Annual Report to Contract Owners of The Guardian Stock Fund, (ii) Annual Report to Contract Owners of The Guardian VC 500 Index Fund, (iii) Annual Report to Contract Owners of The Guardian VC Asset Allocation Fund, (iv) Annual Report to Contract Owners of The Guardian VC High Yield Bond Fund, (v) Annual Report to Contract Owners of The Guardian VC Low Duration Bond Fund, (vi) Annual Report to Contract Owners of The Guardian UBS VC Large Cap Value Fund, (vii) Annual Report to Contract Owners of The Guardian UBS VC Small Cap Value Fund, (viii) Annual Report to Contract Owners of Baillie Gifford International Growth Fund, (ix) Annual Report to Contract Owners of Baillie Gifford Emerging Markets Fund, (x) Annual Report to Contract Owners of The Guardian Small Cap Stock Fund, (xi) Annual Report to Contract Owners of The Guardian Bond Fund, Inc., and (xii) Annual Report to Contract Owners of The Guardian Cash Fund, Inc., each for the fiscal year ended December 31, 2005.

For a free copy of any of the documents listed above relating to a Guardian Fund or The Guardian Variable Contract Funds, Inc., GIAC Funds, Inc., The Guardian Bond Fund, Inc., and The Guardian Cash Fund, Inc., stockholders or Contract Owners may call (1-800-221-3253) or write to the Companies at the address listed on the cover of this Prospectus/Proxy Statement. Stockholders and Contract Owners may also obtain the Guardian Funds’ Prospectuses, Statements of Additional Information, and Annual Reports by accessing the Internet site for the Guardian Funds’ at www.guardianinvestor.com.

Text-only versions of all of the foregoing Guardian Fund and RS Fund documents can be viewed online or downloaded from the EDGAR database without charge on the SEC’s Internet site at www.sec.gov. Stockholders and Contract Owners can review and copy information about the Companies, any Guardian Fund, RS Variable Products Trust, and any RS Fund by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102. Stockholders and Contract Owners can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS/PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANIES OR RS VARIABLE PRODUCTS TRUST. THIS PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFERING BY RS VARIABLE PRODUCTS TRUST IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

TABLE OF CONTENTS

I.	Questions and Answers Regarding the Reorganizations
II.	Proposals: Reorganizations of the Guardian Funds into the RS Funds
III.	Voting Information
IV.	Information Filed with the Securities and Exchange Commission
Appendix A	Form of Agreement and Plan of Reorganization	A-1
Appendix B	Investment Objectives, Principal Investment Strategies and Principal Investments of the RS Funds and Related Principal Risks	B-1
Appendix C	Comparison of Fundamental Investment Policies	C-1
Appendix D	Information Applicable to the RS Funds	D-1
Appendix E	Comparison of Organizational Documents	E-1

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I. QUESTIONS AND ANSWERS REGARDING THE REORGANIZATIONS.

The following questions and answers provide an overview of key features of the proposed reorganizations. You may also obtain a copy of the Guardian Funds’ prospectuses and statements of additional information by calling 1-800-221-3253. Please call [___] with any questions about the reorganizations or this Prospectus/Proxy Statement generally.

1.                                      What transactions are being proposed?

As you may have read in recent days, Guardian Investor Services LLC (“GIS”), an indirect wholly owned subsidiary of The Guardian Life Insurance Company of America, has agreed to acquire a majority interest in RS Investment Management Co. LLC (“RS Investments”), a leading investment management firm. As part of this process, it is expected that much of the two firms’ investment management business will be managed by or under the supervision of RS Investments.

As part of this process, GIS is proposing that each of the existing Guardian mutual funds become a series of the RS mutual fund family by reorganizing as a series of shares of RS Variable Products Trust or RS Investment Trust, each a Massachusetts business trust. Information regarding the reorganization of certain Guardian funds into RS Investment Trust is provided in other prospectus/proxy statements. In each of the proposed reorganizations described in this Prospectus/Proxy Statement, a Guardian Fund will transfer all of its assets to its corresponding RS Fund (specified in the enclosed Notice of Combined Special Meeting of Stockholders) in exchange for Class I shares of the RS Fund, and the assumption by the RS Fund of all the identified liabilities of the Guardian Fund. Following the transfer, Class I shares of the RS Fund will be distributed to stockholders of the Guardian Fund pro rata in accordance with their percentage ownership interests in shares of the Guardian Fund on the closing date, which is expected to be on or around [_], 2006. The Guardian Fund will then be liquidated. These events, collectively, are referred to in this Prospectus/Proxy Statement as a “Reorganization” with respect to a Guardian Fund. After the closing of a Reorganization or Reorganizations with respect to a Company, the outstanding shares of stock of such Company will be redeemed and the Company will be dissolved. None of the RS Funds will have assets or liabilities immediately prior to the consummation of the Reorganizations.

It is intended that, as a result of the proposed Reorganizations, each Guardian Fund shareholder will receive, without paying any sales charges and on a tax-free basis (for federal income tax purposes), a number of full and fractional shares, of the surviving RS Fund equal to the number of shares of the Guardian Fund held by such shareholder immediately prior to the Closing.

GIS currently serves as the investment adviser to each of the Guardian Funds, other than Baillie Gifford International Growth Fund and Baillie Gifford Emerging Markets Fund (the “International Funds”), and as principal underwriter for each of the Guardian Funds. Guardian Baillie Gifford Limited (“GBG”) serves as the investment adviser to the International Funds and Baillie Gifford Overseas Limited (“BG Overseas”) is the sub-adviser for the International Funds. The Guardian UBS VC Large Cap Value Fund and the Guardian UBS VC Small Cap Value Fund are sub-advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). Upon the closing of the Reorganizations, RS Investments will be the investment adviser of each of the RS Funds and GIS will be their principal underwriter. It is anticipated that the portfolio manager personnel of GIS who are currently responsible for managing The Guardian Stock Fund and The Guardian Small Cap Stock Fund will become employees of RS Investments and will continue to manage the corresponding RS Funds after the closing of the Reorganizations. It is anticipated that The Guardian VC UBS Small Cap Value Fund will be managed by current portfolio management personnel of RS Investments. In addition, upon the closing of the Reorganizations, to assure continuity of portfolio management, each of the other RS Funds will be sub-advised by GIS, GBG or UBS Global AM, as applicable. The International Funds will be sub-sub-advised by BG Overseas.

Stockholders and Contract Owners of each Guardian Fund are being asked to approve the Agreement and Plan of Reorganization in respect of their Guardian Fund. A copy of the form of Agreement and Plan of Reorganization is attached as Appendix A. By approving the Agreement and Plan of Reorganization, stockholders and Contract Owners of a Guardian Fund are approving the Reorganization for that Fund, which includes the liquidation of the Guardian Fund.

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If stockholders and Contract Owners of a Guardian Fund do not approve the Reorganization, the Board of Directors of the Companies may consider possible alternative arrangements in the best interests of the Guardian Fund, its stockholders and Contract Owners. The closing is scheduled to occur on or around [_], 2006, or such later date as the parties may agree. A Reorganization of one Guardian Fund is not conditioned on the Reorganization of any other Guardian Fund.

2.                                      Why are the Reorganizations being proposed?

RS Investments and GIS believe that the transaction between the two investment management firms will bring together in a single entity the complementary advantages enjoyed by the respective firms. RS Investments has a strong investment management and research capability, currently focused on equity securities. It also has a strong management culture and commitment to developing and promoting strong investment management talent. GIS has long-term experience in investment management and capital markets, with strong capabilities in a number of asset classes, including fixed-income investing. The two firms believe that their combination has the potential to benefit the RS Funds, the existing series of RS Investment Trust (the “Current RS Funds”), the stockholders and Contract Owners of the Guardian Funds, the shareholders and Contract Owners of the RS Funds, and the Current RS Funds because the combined firms will provide an even stronger and more diverse investment management firm to support the RS Funds’ and the Guardian Funds’ portfolio management teams.

3.             How do the fees and expenses of the Guardian Funds compare to those of the RS Funds, and what are they estimated to be following the Reorganizations?

Based on the expense information shown below, net expense ratios of Class I shares of the RS Funds are not expected to be higher than the net expense ratios of shares of the Guardian Funds. In addition, the operating expenses paid by Guardian Fund shareholders are not expected to increase as a result of the Reorganizations. RS Investments has agreed to observe, until December 31, 2009, an expense limitation for each of the RS Funds pursuant to which an RS Fund’s annual net expense ratios will not be permitted to increase above the annualized net expense ratio of its corresponding Guardian Fund as of the last day of the quarter on or immediately prior to the closing date of the applicable Reorganization. Such annualized net expense ratios may be higher or lower than those shown in the tables below. GIS has agreed to reimburse RS Investments to the extent an RS Fund’s actual expenses exceed the foregoing limitations.

The following tables show the expenses an investor would incur in connection with making an investment in each of the Guardian Funds and the RS Funds, and the fees and expenses paid by each of the Guardian Funds for their fiscal years ended December 31, 2005. They also show pro forma fees and expenses for each of the RS Funds for their fiscal years ended December 31, 2005, assuming that the Reorganizations had occurred as of December 31, 2004.

The examples following the tables will help you compare the cost of investing in a Guardian Fund with the estimated cost of investing in shares of the corresponding class of the RS Fund (based on the pro forma fees and expenses shown in the tables). The examples do not take into account the fees and expenses relating to the variable annuity contracts or variable life insurance policies. Please refer to the prospectus for the variable annuity contract or the variable annuity life insurance policy that offers a Fund for information regarding fees and charges relating to that contract or policy.

Shareholder Fees

(paid directly from an investment)

Class I shares

	Guardian Funds	RS Funds
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other distributions)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

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Annual Fund Operating Expenses

(deducted directly from fund assets)

Class I shares

Fund	Management Fees		Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses*
The Guardian Stock Fund	0.50%		None	0.06%	0.56%
RS Core Equity VIP Series	0.50%		None	0.06%	0.56%

The Guardian 500 Index Fund	0.25%		None	0.12%	0.37%
RS S&P 500 Index VIP Series	0.25%		None	0.12%	0.37%

The Guardian VC Asset Allocation Fund	0.50%		None	0.01%	0.51%
RS Asset Allocation VIP Series	0.50%		None	0.01%	0.51%

The Guardian VC High Yield Bond Fund	0.60%		None	0.20%	0.80%
RS High Yield Bond VIP Series	0.60%		None	0.20%	0.80%

The Guardian VC Low Duration Bond Fund	0.45%		None	0.34%	0.79%
RS Low Duration Bond VIP Series	0.45%		None	0.34%	0.79%

The Guardian UBS VC Large Cap Value Fund	0.83%		None	0.19%	1.02%
RS Large Cap Value VIP Series	0.83%		None	0.19%	1.02%

The Guardian UBS VC Small Cap Value Fund	1.00	%(1)	None	0.41%	1.41%
RS Partners VIP Series	1.00	%(1)	None	0.41%	1.41%

Baillie Gifford International Growth Fund	0.80%		None	0.25%	1.05%
RS International Growth VIP Series	0.80%		None	0.25%	1.05%

Baillie Gifford Emerging Markets Fund	1.00%		None	0.51%	1.51%
RS Emerging Markets VIP Series	1.00%		None	0.51%	1.51%

The Guardian Small Cap Stock Fund	0.75%		None	0.09%	0.84%
RS Small Cap Core Equity VIP Series	0.75%		None	0.09%	0.84%

The Guardian Bond Fund	0.50%		None	0.09%	0.59%
RS Investment Quality Bond VIP Series	0.50%		None	0.09%	0.59%

The Guardian Cash Fund	0.50	%(2)	None	0.08%	0.58%
RS Cash Management VIP Series	0.50	%(2)	None	0.08%	0.58%

*                    An expense limitation with respect to the Fund’s “Total Annual Fund Operating Expenses” will be imposed, pursuant to a written agreement between RS Investments and RS Variable Products Trust in effect through December 31, 2009, to limit the Fund’s Total Annual Fund Operating Expenses in future periods to the annual rate of Total Annual Fund Operating Expenses of the applicable Guardian Fund as of the last day of the quarter on or immediately prior to the closing date of the applicable Reorganization. Because the level of the expense limitation has not yet been set, the RS Fund’s net expenses may be higher or lower than that shown under “Total Annual Fund Operating Expenses” in the table above.

(1)             Each of The Guardian UBS VC Small Cap Value Fund and RS Partners VIP Series pays a fee based upon the average daily value of the Fund’s net assets at the annual rate of 1.00% of the Fund’s average daily net assets not exceeding $50 million and 0.95% of the Fund’s average daily net assets in excess of $50 million.

(2)             The Guardian Cash Fund and the RS Cash Management VIP Series each pay a management fee at an annual rate of 0.50% of average net assets up to $500 million and 0.45% of the average daily net assets in excess of $500 million.

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Examples

These examples will help you compare the cost of investing in a Guardian Fund with the estimated cost of investing in shares of its corresponding RS Fund (assuming consummation of the Reorganization). The example does not take into account the fees and expenses relating to the variable annuity contracts or variable life insurance policies. Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers a Fund for information regarding fees and charges relating to that contract or policy. The examples assume that you invest $10,000 for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the respective Fund’s operating expenses for all periods are the same as those shown above under “Total Annual Fund Operating Expenses.” (All expense information is based on the information set out in the tables above, including pro forma expense information for the RS Funds.)  Your actual costs may be higher or lower than those shown below.

The Guardian Funds and the RS Funds use different methodologies for calculating expenses.  For the examples, Guardian Fund and RS Fund expenses have been historically calculated at different time periods throughout the year.  Differences in the examples reflect the differences in calculation methodologies, and not any changes or differences in expense ratios.

Class I shares

Fund	One Year	Three Years	Five Years	Ten Years
The Guardian Stock Fund	$57	$179	$313	$701
RS Core Equity VIP Series	$59	$184	$321	$720

The Guardian VC 500 Index Fund	$38	$119	$208	$468
RS S&P 500 Index VIP Series	$39	$122	$213	$480

The Guardian VC Asset Allocation Fund	$52	$164	$285	$640
RS Asset Allocation VIP Series	$54	$168	$293	$657

The Guardian VC High Yield Bond Fund	$82	$255	$444	$990
RS High Yield Bond VIP Series	$84	$263	$456	$1,016

The Guardian VC Low Duration Bond Fund	$81	$252	$439	$978
RS Low Duration Bond VIP Series	$83	$259	$451	$1,004

The Guardian UBS VC Large Cap Value Fund	$104	$325	$563	$1,248
RS Large Cap Value VIP Series	$107	$334	$579	$1,282

The Guardian UBS VC Small Cap Value Fund	$144	$446	$771	$1,691
RS Partners VIP Series	$148	$460	$794	$1,738

Baillie Gifford International Growth Fund	$107	$334	$579	$1,283
RS International Growth VIP Series	$110	$344	$596	$1,317

Baillie Gifford Emerging Markets Fund	$154	$477	$824	$1,802
RS Emerging Markets VIP Series	$159	$492	$849	$1,853

The Guardian Small Cap Stock Fund	$86	$268	$466	$1,037
RS Small Cap Core Equity VIP Series	$88	$276	$479	$1,065

The Guardian Bond Fund	$60	$189	$329	$738
RS Investment Quality Bond VIP Series	$62	$194	$338	$757

The Guardian Cash Fund	$59	$186	$324	$726
RS Cash Management VIP Series	$61	$191	$332	$745

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4.             What will be the roles of RS Investments and GIS following the proposed Reorganizations?

RS Investments will serve as investment adviser and administrator to each of the RS Funds after the Reorganizations. GIS will serve as sub-administrator and will provide administrative and accounting services to each of the RS Funds after the Reorganizations, and will also serve as the RS Funds’ principal underwriter. In addition, RS Investments, GIS, GBG, BG Overseas, and UBS Global AM will also have the roles described below.

RS Investments will provide day-to-day investment management services to the following funds (through employees of RS Investments, which may include individuals who are currently serving as members of the portfolio management team as employees of GIS):

• RS Core Equity VIP Series	• RS Small Cap Core Equity VIP Series
• RS Partners VIP Series

As sub-adviser, GIS will provide day-to-day investment management services to the following funds, subject to RS Investments’ general oversight of GIS’ performance:

• RS Asset Allocation VIP Series	• RS S&P 500 Index VIP Series
• RS Investment Quality Bond VIP Series	• RS Low Duration Bond VIP Series
• RS High Yield Bond VIP Series	• RS Cash Management VIP Series

GBG will serve as sub-adviser, and BG Overseas will serve as sub-sub-adviser and will provide day-to-day investment management services to the following funds, subject to RS Investments’ and GBG’s general oversight of BG Overseas’ performance:

• RS International Growth VIP Series	• RS Emerging Markets VIP Series

As sub-adviser, UBS Global AM will provide day-to-day investment management services to the following fund, subject to RS Investments’ general oversight of UBS Global AM’s performance:

• RS Large Cap Value VIP Series

In cases where GIS, BG Overseas, or UBS Global AM, respectively, serve as sub-adviser or sub-sub-adviser to an RS Fund, it is not expected that there will be any change in the personnel responsible for the day-to-day investment management of the RS Fund from the personnel currently managing the corresponding Guardian Fund. Information regarding the expected portfolio managers for each of the RS Funds is set out in Appendix D.

Under an investment management agreement between each RS Fund and RS Investments, the RS Funds will pay a monthly fee to RS Investments at the annual rates shown in the tables below for investment advisory and administrative services. Under an investment sub-advisory agreement between RS Investments and the respective sub-adviser for certain RS Funds specified below, RS Investments will pay a monthly fee to the sub-adviser for investment advisory services at the annual rates set out in the table below, based on an RS Fund’s average daily net assets. The sub-advisory fee payable to GIS and GBG by RS Investments also covers the administrative and accounting services provided by GIS and GBG to the RS Funds.

RS Fund	Sub-adviser	Advisory Fee Rate	Sub-advisory Fee Rate
RS Core Equity VIP Series	None	0.50%	N/A
RS Large Cap Value VIP Series	UBS Global AM	0.83%	0.43%
RS Partners VIP Series	None	1.00%	N/A
RS Small Cap Core Equity VIP Series	None	0.75%	N/A
RS Asset Allocation VIP Series	GIS	0.50%	0.4750%
RS S&P 500 Index VIP Series	GIS	0.25%	0.2375%
RS International Growth VIP Series	GBG	0.80%	0.76%
RS Emerging Markets VIP Series	GBG	1.00%	0.95%
RS Investment Quality Bond VIP Series	GIS	0.50%	0.4750%
RS Low Duration Bond VIP Series	GIS	0.45%	0.4275%
RS High Yield Bond VIP Series	GIS	0.60%	0.5700%
RS Cash Management VIP Series	GIS	0.50%	0.4750%

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Under a sub-sub-advisory agreement between GBG and BG Overseas, the sub-sub-advisory fee payable by GBG to BG Overseas is 0.40% of the Fund’s average daily net assets with respect to RS International Growth VIP Series and 0.50% of the Fund’s average daily net assets with respect to RS Emerging Markets VIP Series.

Under its investment management agreement with the RS Funds, RS Investments is responsible for providing its recommendation to the RS Funds’ Board of Trustees as to the initial selection of a sub-adviser and as to the periodic renewal of the sub-advisory agreement with the sub-adviser, and for overseeing generally the performance by the sub-adviser of its obligations to the RS Fund in question over time.

As indicated above, under the sub-advisory agreement for the RS Funds, GIS will provide administrative and accounting services to the RS Funds it sub-advises. In addition, under a sub-administration agreement with respect to the other RS Funds that it does not sub-advise, GIS will provide certain administrative and accounting services to such RS Funds, in return for a monthly fee paid by RS Investments (and not the RS Funds) of  0.052% of the Fund’s average daily net assets with respect to RS Core Equity VIP Series, 0.078% of the Fund’s average daily net assets with respect to RS Small Cap Core Equity VIP Series, and 0.042% of the Fund’s average daily net assets with respect to RS Partners VIP Series.

RS Investments and GIS will benefit from the Reorganizations to the extent the Reorganizations have the effect of creating economies for the two firms in providing services to the RS Funds.

5.             How do the investment objective, principal investment strategies, and policies of the Guardian Funds compare to those of the RS Funds?

The investment objective and strategies of each of the RS Funds are summarized briefly below; a more detailed description of each RS Fund’s investment objective and strategies is set out in Appendix B. With respect to each RS Fund other than RS Partners VIP Series, the investment objective and strategies of the RS Fund are the same as its corresponding Guardian Fund. With respect to each RS Fund other than RS Partners VIP Series, the principal risks of each of the RS Funds are the same in substance to the principal risks associated with an investment in the corresponding Guardian Fund (although the precise identification and description of those risks may differ). The investment objective and strategies and principal risks of The Guardian UBS VC Small Cap Value Fund and RS Partners VIP Series are generally similar; differences are summarized briefly at the end of this section. For additional information regarding the risks associated with an investment in the RS Funds, please see Question 6 below and Appendix B.

RS Core Equity VIP Series seeks long-term growth of capital by investing principally in U.S. common stocks and convertible securities.

• Equity Securities Risk	• Foreign Securities Risk	• Real Estate Risk
• Overweighting Risk	• Underweighting Risk	• Cash Position Risk
• Portfolio Turnover Risk	• Liquidity Risk	• Derivatives Risk
• Security Selection Risk	• Small Companies Risk

RS S&P 500 Index VIP Series seeks to track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index. The Fund is an index fund.

• Equity Securities Risk	• Index Risk	• Foreign Securities Risk
• Portfolio Turnover Risk	• Derivatives Risk	• Cash Position Risk

RS Asset Allocation VIP Series seeks long-term total investment return consistent with moderate investment risk by allocating its assets among three broad classes of investments: U.S. common stocks and

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convertible securities; investment grade bonds and other debt obligations; and cash and money market instruments. The Fund is currently operates primarily as a “fund of funds,” investing in shares of other RS Funds as well as other securities.

• Equity Securities Risk	• Foreign Securities Risk	• Derivatives Risk
• Overweighting Risk	• Underweighting Risk	• Prepayment Risk
• Interest Rate Risk	• Credit Risk	• Mortgage and Asset-backed Securities Risk
• Extension Risk	• Issuer Risk	• Cash Position Risk
• High Yield/ Junk Bond Risk	• Security Selection Risk

RS High Yield Bond VIP Series seeks current income, with capital appreciation as a secondary objective, by investing primarily in high-yield corporate bonds and other debt securities that, at the time of purchase, are rated below investment grade by nationally recognized statistical rating organizations or, if unrated, have been determined to be of comparable quality. These securities are commonly known as junk bonds.

• High Yield/Junk Bond Risk	• Interest Rate Risk	• Credit Risk
• Prepayment Risk	• Foreign Securities Risk	• Extension Risk
• Issuer Risk	• Mortgage and Asset-backed Securities Risk	• Portfolio Turnover Risk
• Liquidity Risk	• Cash Position Risk	• Derivatives Risk
• Security Selection Risk

RS Low Duration Bond VIP Series seeks a high level of current income, consistent with preservation of capital by investing primarily in different kinds of debt securities, which may include, for example, corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. Government and its agencies. The Fund tends to have an average duration within a range of between 1 and 3 years and an average maturity of 1 to 3 years.

• Interest Rate Risk	• Credit Risk	• Prepayment Risk
• Foreign Securities Risk	• Extension Risk	• Issuer Risk
• Security Selection Risk	• High Yield/Junk Bond Risk	• Portfolio Turnover Risk
• Liquidity Risk	• Cash Position Risk	• Derivatives Risk
• Mortgage and Asset-Backed Securities Risk

RS Large Cap Value VIP Series seeks to maximize total return, consisting of capital appreciating and current income, by investing principally in equity securities of U.S. large capitalization companies at the time of initial purchase.

• Equity Securities Risk	• Investment Style Risk	• Foreign Securities Risk
• Overweighting Risk	• Underweighting Risk	• Cash Position Risk
• Portfolio Turnover Risk	• Liquidity Risk	• Derivatives Risk
• Security Selection Risk

RS Partners VIP Series seeks long-term growth of shareholder capital by investing principally in equity securities of companies with market capitalizations of up to $3 billion that the Fund’s investment adviser believes are undervalued.

• Equity Securities Risk	• Small Companies Risk	• Investment Style Risk
• Foreign Securities Risk	• Overweighting Risk	• Underweighting Risk
• Cash Position Risk	• Liquidity Risk	• Nondiversification Risk
• High Yield Junk Bond Risk	• Natural Resources Investment Risk	• Interest Rate Risk

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RS International Growth VIP Series seeks long-term capital appreciation accompanied by dividend income by investing principally in common stocks and convertible securities issued by companies domiciled outside of the United States. GBG is the sub-adviser to the Fund and BG Overseas is the sub-sub-adviser to the Fund.

• Equity Securities Risk	• Foreign Securities Risk	• Small Companies Risk
• Emerging Markets Risk	• Investment Style Risk	• Portfolio Turnover Risk
• Liquidity Risk	• Cash Position Risk	• Derivatives Risk
• Security Selection Risk	• Currency Risk

RS Emerging Markets VIP Series seeks long-term capital appreciation accompanied by dividend income by investing principally in securities of emerging markets companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. The Fund defines an emerging market country as one whose economy or markets are considered by the International Finance Corporation and the World Bank to be emerging or developing, as well as any country classified by the United Nations as developing. GBG is the sub-adviser to the Fund and BG Overseas is the sub-sub-adviser to the Fund.

• Equity Securities Risk	• Foreign Securities Risk	• Emerging Markets Risk
• Small Companies Risk	• Investment Style Risk	• Interest Rate Risk
• Credit Risk	• High Yield/Junk Bond Risk	• Portfolio Turnover Risk
• Liquidity Risk	• Cash Position Risk	• Derivatives Risk
• Currency Risk	• Security Selection Risk

RS Small Cap Core Equity VIP Series seeks long-term growth of capital by investing principally in equity securities of small capitalization companies at the time of initial purchase.

• Equity Securities Risk	• Small Companies Risk	• Foreign Securities Risk
• Overweighting Risk	• Underweighting Risk	• Portfolio Turnover Risk
• Liquidity Risk	• Derivatives Risk	• Cash Position Risk
• Security Selection Risk

RS Investment Quality Bond VIP Series seeks maximum current income, with capital appreciation as a secondary objective, without undue risk to principal by investing primarily in different kinds of investment grade securities, such as corporate bonds, mortgage-backed and asset-backed securities, zero coupon bonds, and obligations of the U.S. Government and its agencies.

• Interest Rate Risk	• Credit Risk	• Prepayment Risk
• Foreign Securities Risk	• Extension Risk	• Issuer Risk
• Mortgage and Asset-backed Securities Risk	• High Yield/Junk Bond Risk	• Portfolio Turnover Risk
• Liquidity Risk	• Cash Position Risk	• Derivatives Risk
• Zero-coupon Securities Risk	• Security Selection Risk

RS Cash Management VIP Series seeks as high a level of current income as is consistent with liquidity and preservation of capital and liquidity by investing in money market instruments denominated in U.S. dollars. The Fund is a money market fund.

• Interest Rate Risk	• Credit Risk	• Income Risk
• Foreign Securities Risk	• Issuer Risk

The Guardian Funds and the RS Funds have adopted certain fundamental investment policies. Fundamental investment policies cannot be changed without the consent of a majority of the outstanding voting securities (as such term is defined by the Investment Company Act of 1940, as amended (the “1940 Act”) of the Guardian Fund or the RS Fund, as applicable; other investment policies can be changed without such consent of a majority of the

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outstanding voting securities of the Guardian Fund or the RS Fund, as applicable. A comparison of the fundamental investment policies of the RS Funds and of the Guardian Funds is attached to this Prospectus/Proxy Statement as Appendix C.

For more information regarding any of the Guardian Funds’ or RS Funds’ investment policies and restrictions, see the Guardian Funds’ Statement of Additional Information or the Statement of Additional Information relating to this Prospectus/Proxy Statement, respectively.

Comparison of The Guardian UBS VC Small Cap Value Fund and RS Partners VIP Series.

The Guardian UBS VC Small Cap Value Fund (the “Small Cap Fund”) and RS Partners VIP Series (the “Partners Fund”) have generally similar investment objectives and principal investment strategies. The Small Cap Fund’s investment objective is to maximize total return, consisting of capital appreciation and current income, and the Partners Fund’s investment objective is long-term growth of shareholder capital. Both Funds invest principally in equity securities of companies that their respective investment advisers believe to be undervalued. The Partners Fund invests in companies with market capitalizations of up to $3 billion while the Small Cap Fund invests in companies with market capitalizations smaller than (1) $2.5 billion or (2) the highest market capitalization within the Russell 2000 Value Index (approximately $4.2 billion as of March 31, 2006), whichever is higher at the time of purchase. Both Funds may invest in the securities of foreign issuers; however, the Small Cap Fund may only invest up to 20% of its assets in such issuers, while the Partners Fund, may invest any portion of its assets in foreign issuers, though the Partners Fund typically invests most of its assets in securities of U.S. companies.

As a temporary defensive strategy, the Small Cap Fund may invest some or all of its assets in cash or cash equivalents. The Partners Fund may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents. The Partners Fund also may at times invest a portion of its assets in debt securities and other-income producing securities.

In addition to the differences in the principal investment strategies described above, the Small Cap Fund is a diversified mutual fund while the Partners Fund is a non-diversified mutual fund within the meaning of the 1940 Act. A “diversified” mutual fund may not, as to 75% of its total assets, purchase any security (other than U.S. Government securities or securities of other investment companies), if as a result more than 5% of the fund’s total assets (taken at current value) would then be invested in securities of a single issuer. A “non-diversified” mutual fund is not subject to these limitations. This means that the Partners Fund is able invest its assets in a more limited number of issuers than the Small Cap Fund.

While the principal risks of an investment in the Small Cap Fund and the Partners Fund are substantially similar there are some differences between the Funds due to the differences described above. The Partners Fund, however, is subject to Nondiversification Risk, High Yield/Junk Bond Risk, and Natural Resources Investment Risk, which are not principal risks of the Small Cap Fund.

6.             What are the principal risks of an investment in the RS Funds?

The principal risks of each of the RS Funds are the same in substance to the principal risks associated with an investment in the corresponding Guardian Fund (although the precise identification and descriptions of those risks may differ). The principal risks of each RS Fund are identified following the summaries set out in response to Question 5 above. A brief description of each risk is provided below. See Appendix B for a more detailed summary of each of these risks.

Cash Position Risk  To the extent a Fund holds assets in cash and cash equivalents and not in investments described in the Fund’s principal investment strategies and principal investments (set forth in Appendix B), the ability of a Fund to meet its objective may be limited.

Credit Risk  Investors face the risk that the issuer of debt cannot pay interest or principal on the money owed. U.S. government securities are substantially protected from financial or credit risk since they are backed by the full faith and credit of the U.S. government. However, certain agency obligations, while of the highest credit quality, do not have this guarantee.

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Currency Risk  A Fund may hold cash in U.S. dollars or foreign currencies. When a Fund buys securities denominated in the currency of a foreign country, you face special risks. There will be changes in currency exchange rates, and foreign governments could regulate foreign exchange transactions. To attempt to protect against adverse changes in currency exchange rates, the Fund may use special techniques such as forward foreign currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. A Fund will purchase such contracts only as an attempt to hedge against changes in currency exchange rates affecting the values of securities which the Fund holds or intends to purchase.

Derivatives Risk Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and a Fund may not be able to close-out a derivative transaction at a favorable time or price.

Emerging Markets Risk Investing in emerging markets is riskier than investing in more developed markets. In addition to the risks associated with investing in foreign securities discussed below, there are special risks associated with investments in emerging markets. These risks include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets and possible trade barriers. As a result of these risks, an investment in a Fund that invests in emerging markets is considered speculative.

Equity Securities Risk  The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Extension Risk As a result of rising interest rates, the issuer of a security may exercise its right to pay principal later than scheduled, which may lock in a below market interest rate and reduce the value of the security.

Foreign Securities Risk  Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when a Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates, and the risk that a foreign government could regulate foreign exchange transactions.

High Yield/ Junk Bond Risk  Lower-quality debt securities may be issued by companies without a long track record of sales and earnings, or by companies with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal. Lower-quality debt securities can be more sensitive to adverse economic conditions, including the issuer’s financial condition or stresses in its industry.

Income Risk If the income of a Series is based on short-term interest rates, which may fluctuate over short periods of time; income received by the Series may decrease as a result of a decline in interest rates.

Index Risk  With respect to the RS S&P 500 Index VIP Series, there is no assurance that the Fund will track the performance of the S&P 500 perfectly. The Fund’s ability to track the index may be affected by Fund expenses, the amount of cash and cash equivalents held in the Fund’s portfolio and the frequency and timing of shareholder purchases and sales of Fund shares. The index may not contain the appropriate mix of securities for any particular economic cycle and the timing of movements from one type of security to another in seeking to replicate the index could have a negative effect on the Fund. Unlike an actively managed fund, the portfolio manager does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that based upon market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets in order to take advantage of market opportunities or to lessen the impact of a market decline.

Interest Rate Risk The value of the debt obligations in which a Fund may invest may vary in response to changes in interest rates. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Usually prices of bonds with longer maturities fluctuate more than shorter-term bonds. Some debt securities, such as mortgage-backed and other asset-backed securities and zero-coupon securities, may be more sensitive to interest rate changes than other bonds.

14

Investment Style Risk  A mutual fund investing principally in value or growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Issuer Risk The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

Liquidity Risk  Lack of a ready market or restrictions on resale may limit a Fund’s ability to sell a security at an advantageous time or price.  In addition, a Fund, by itself or together with other accounts managed by RS Investments or the sub-adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Mortgage and Asset-backed Securities Risk Mortgage and other asset-backed securities are subject to a number of risks described elsewhere in this section, such as credit risk and liquidity risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. Moreover, although some mortgage-backed securities are backed by the full faith and credit of the U.S. government, some mortgage-backed securities, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation (commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of a U.S. government agency or a private entity, and as such are neither guaranteed nor insured by the U.S. government.

Natural Resources Investment Risk. Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Nondiversification Risk. A non-diversified fund is able to invest its assets in a more limited number of issuers than a diversified fund, so that a decline in the market value of a particular security may affect the RS Fund’s value more than if RS Fund were a diversified fund.

Overweighting Risk  Overweighting investments in an industry or sector—such as the technology sector—increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Portfolio Turnover Risk  Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In addition, to the extent that a Fund’s shares are held by an asset allocation fund, reallocations of the asset allocation fund’s investments may cause the Fund to have to sell portfolio securities in order to honor redemption requests or invest large amounts of cash at times when it would not otherwise do so, which could have adverse effects on the Fund’s performance, accelerate the realization of taxable income to shareholders, and increase transaction costs.

Prepayment Risk  A debt security held by a Fund could be repaid or “called” before the money is due, and such Fund may be required to reinvest the proceeds of the prepayment at lower interest rates. Intermediate-term and long-term bonds commonly provide protection against this possibility, but mortgage backed securities do not. Mortgage-backed securities are more sensitive to the risks of prepayment because they can be prepaid whenever their underlying collateral is prepaid.

Real Estate Risk To the extent that a Fund is invested in underlying Funds that invest in real estate, the Fund will be affected by conditions in the real estate market, such as overall property prices, property taxes and interest rates. REITs may decrease in value if the relevant tax laws change, or if a REIT fails to qualify for the tax-free pass-through of income. REITs are also affected by defaults by borrowers and tenants.

15

Security Selection Risk  The investment adviser or sub-adviser, as applicable, must try to determine the proper mix of securities in order to meet a Fund’s investment objectives. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on a Fund’s overall objective.

Small Companies Risk  Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Tax Risk Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds held by a Fund.

Underweighting Risk  If a Fund underweights its investment in an industry or sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Zero-coupon Securities Risk  Because they do not pay interest, a Fund’s investments in zero coupon securities may fluctuate in value more than interest-bearing securities.

7.             What RS Fund shares will stockholders of a Guardian Fund receive if the Reorganizations occur?

A stockholder of a Guardian Fund will receive Class I shares in the corresponding RS Fund pro rata in accordance with the stockholder’s percentage ownership of shares in the Guardian Fund. Each Guardian Fund, except for The Guardian Bond Fund and The Guardian Cash Fund, is a diversified series of one of the Companies. The Companies are Maryland corporations. Each RS Fund is a diversified series of RS Variable Products Trust, a Massachusetts business trust, and is governed by RS Variable Products Trust’s Declaration of Trust and By-Laws. If the Reorganizations occur, stockholders of the Guardian Fund will have voting and other rights generally similar to those they had as stockholders of the Guardian Fund, but as stockholders of the RS Fund.

The organizational documents of the Companies differ in some ways from the organizational documents of RS Variable Products Trust. Stockholders of the Guardian Funds have the right to require that the secretary of the applicable Company call a special meeting of stockholders upon the written request of stockholders owning at least 25% of the outstanding shares entitled to vote at such meeting whereas  RS Variable Products Trust’s Declaration of Trust does not provide shareholders the right to call meetings. RS Variable Products Trust’s Declaration of Trust may be amended by a written instrument signed by a majority of the Trust’s Board of Trustees under certain circumstances. On the other hand, the Board of Directors of a Company generally must approve a proposed amendment and then submit it to a vote of the stockholders approval. Please see Appendix E—Comparison of Organizational Documents for more information regarding rights of stockholders of a Maryland corporation and the rights of shareholders of a Massachusetts business trust. Please also see Appendix E for more information  regarding the differences between each of the Companies’ Charters and By-Laws and RS Variable Products Trust’s Declaration of Trust and By-Laws.

8.             How do the shareholder policies and procedures of the RS Funds compare to the stockholder policies and procedures of the Guardian Funds?

The shareholder policies and procedures of the RS Funds are substantially similar to the stockholder policies and procedures of the Guardian Funds.

9.             What are the federal income tax consequences of the Reorganizations?

The Reorganizations are expected to be tax-free to separate accounts as stockholders for federal income tax purposes. This means that neither the Guardian Fund involved in a Reorganization, Contract Owners, nor separate accounts as stockholders of the Guardian Fund are expected to recognize a gain or loss directly as a result of the Reorganizations. The cost basis and holding period of the Guardian Fund shares are expected to carry over to separate accounts as stockholders’ new shares in the RS Fund. For more information about the federal income tax consequences of the Reorganizations, see “Federal Income Tax Consequences” on page [__].

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10.          What other changes will occur as a result of the Reorganizations?

Following the Reorganizations, RS Variable Products Trust will be governed by Directors and officers who are different from the Directors and officers of the Companies, with the exception of Ms. Anne M. Goggin and Mr. Dennis Manning, Directors of the Companies who have been nominated for election to the Board of Directors of RS Variable Products Trust. For a list of RS Variable Products Trust’s Trustees and officers and their principal occupation or occupations for the past five years, please see the Statement of Additional Information relating to this Prospectus/Proxy Statement. Some of the various service providers for the RS Funds are different from those of the Guardian Funds. See “Comparison of Service Providers” on page     . The RS Funds also have different operating and compliance policies and procedures, such as codes of ethics, privacy policies, and policies regarding transactions with affiliates, than those of the Guardian Funds.

II. PROPOSALS:  REORGANIZATIONS OF THE GUARDIAN FUNDS INTO THE RS FUNDS.

Introduction.

This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from the stockholders of the Guardian Funds by and on behalf of the Boards of Directors of the Companies for use at the Meeting. The Meeting will be held at the principal offices of the Guardian Funds, located at 7 Hanover Square, New York, New York, 10004 on                      ,     , 2006, at      (New York time). This Prospectus/Proxy Statement and the enclosed proxy are being mailed to Contract Owners and stockholders of the Guardian Funds on or about     , 2006.

Terms of The Proposed Reorganizations.

Contract Owners and stockholders of each of the Guardian Funds are being asked to vote for the approval of the Agreement and Plan of Reorganization between their Guardian Fund and the corresponding RS Fund, as set forth in the Notice. If approved by the stockholders of the Guardian Funds, the Reorganizations of the Guardian Funds are expected to occur on or around     , 2006, or such other date as the parties may agree, under the Agreements and Plans of Reorganization (the “Closing Date”).

The following is a brief summary of the principal terms of the Agreements and Plans of Reorganization and is qualified in its entirety by the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Appendix A. For a more complete understanding of the Agreements and Plans of Reorganization, you should read Appendix A.

•                                          Each Guardian Fund will transfer all of its assets and identified liabilities to its corresponding RS Fund in exchange for Class I shares of the RS Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities. “Identified liabilities” consist of liabilities reflected on a Statement of Assets and Liabilities of the Guardian Fund prepared as of the valuation date.

•                                          The assets and liabilities of the Guardian Fund will be valued as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date, using the valuation policies and procedures for the RS Fund, which are identical to the Guardian Funds’ valuation policies and procedures.

•                                          The shares of the RS Fund received by the Guardian Fund will be distributed to the stockholders of the Guardian Fund pro rata in accordance with their percentage ownership of shares of the Guardian Fund in full liquidation of the Guardian Fund.

•                                          After the liquidation of the Guardian Fund, the outstanding shares of such Guardian Fund will be redeemed pursuant to Maryland law and the applicable Company’s Charter. As soon as practicable after the redemption of all outstanding shares of a Company, the Company’s affairs will be wound up, and the Company will be dissolved.

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•                                          A Reorganization requires approval by the applicable Guardian Fund’s stockholders and satisfaction of a number of other conditions; a Reorganization may be terminated at any time with the approval of RS Variable Products Trust and the Companies and under certain other circumstances.

RS Fund Shares.

If a Reorganization occurs with respect to a Guardian Fund, a stockholder of the Guardian Fund will receive Class I shares in the corresponding RS Fund pro rata in accordance with the stockholder’s percentage ownership of shares of the Guardian Fund. The RS Fund shares that a Guardian Fund stockholder will receive will have the following characteristics:

•                                          They will have an aggregate net asset value equal to the aggregate net asset value of a stockholder’s shares of the Guardian Fund as of the business day before the closing of the Reorganization, as determined using RS Variable Products Trust’s valuation policies and procedures.

•                                          The procedures for purchasing and redeeming shares will not change materially as a result of the Reorganization.

•                                          Contract Owners and stockholders will have voting and other rights generally similar to those they currently have, but as Contract Owners and shareholders of the RS Funds.

For further information on the shareholder policies and procedures of the RS Funds, please read Appendix D—Information Applicable to the RS Funds.  For further information on the differences between the rights of stockholders of the Guardian Funds and shareholders of the RS Funds, please read Appendix E—Comparison of Organizational Documents.

Factors Considered by the Guardian Funds’ Boards of Directors.

The Independent Directors (those Directors who are not “interested persons” as defined by the Investment Company Act of 1940) of the Board of Directors of The Guardian Variable Contract Funds, Inc., GIAC Funds, Inc., The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc., held a series of in-person and telephonic meetings beginning in March 2006 through June 2006 to evaluate and consider the proposals by Guardian Life, on behalf of GIS, to reorganize the Guardian Funds with a corresponding, newly created fund in the RS Funds complex, and that RS Investments would become the new investment adviser for all these Guardian Funds (“Reorganization”). As part of their review process, the Independent Directors were represented by independent legal counsel. In addition to the meetings of the Independent Directors held independently of Guardian Fund management and of the interested Directors of the Board of Directors, the Board of Directors met to consider, evaluate and discuss the Reorganization at the regularly scheduled Board Meeting held on March 23, 2006 and at special Board meetings held on April 12, April 27 and June 12, 2006. In the course of their evaluation, the Independent Directors reviewed materials received from GIS (and its affiliates), RS Investments, and independent legal counsel, and publicly available information about RS Investments and the RS Funds.

The Independent Directors met with independent legal counsel regarding the nature of information to be requested, and independent legal counsel on behalf of the Independent Directors, sent a formal request for information regarding the Reorganization and the transaction in general to GIS. In response to the request, and subsequent additional requests, GIS and RS Investments provided extensive information both in writing and during oral presentations made during the various Board meetings. Among other information provided were GIS’s historical and projected expense ratios for the Guardian Funds assuming the Reorganization took place and assuming that it did not. Also provided were certain of the transaction documents between GIS and RS Investments, information about proposed distribution arrangements for the Guardian Funds following the Reorganization, employee retention arrangements, analyses of compliance policies and compliance matters of the RS organization, and the status of RS Investments’ compliance with the undertakings made in connection with the October 2004 regulatory settlements with the Securities and Exchange Commission (“SEC”) and the New York Attorney General (“NYAG”).

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In addition, the Independent Directors reviewed information about RS Investments and the RS Funds complex. Representatives of the Independent Directors met with representatives of the independent trustees of the RS Funds to discuss board governance matters and approaches to compliance matters. The Independent Directors met with RS Investments’ Chief Executive Officer, Chief Compliance Officer, who it was proposed would also serve as the chief compliance officer of the reorganized fund complex if the Reorganization takes place, and General Counsel.

Based upon their review, a majority of the Independent Directors concluded that it was in the best interests of the Guardian Funds that the Reorganization be approved. In reaching this conclusion for the Guardian Funds, no single factor was determinative in the Independent Directors’ analysis, but rather the Independent Directors considered a variety of factors. The Independent Directors considered:

•                                          Information provided by GIS (and its affiliates) that the Guardian Funds’ expense ratios have been increasing as Fund assets have been decreasing and that the status quo could not continue indefinitely. The Independent Directors also considered GIS’s statement that, although it was premature for GIS to identify specific actions it will consider or ultimately take if the Board were not to approve the Reorganization, however, it was quite reasonable for the Board to assume that GIS would consider certain actions that could include withdrawing its assets from the Guardian Funds, eliminating fee subsidies and waivers, terminating the investment advisory agreements and/or steps to liquidate the Guardian Funds in a manner consistent with GIS’s duties to investors in the Guardian Funds. In that regard, GIS noted that if it were to withdraw its assets and eliminate expense subsidies, certain of the Guardian Funds would no longer be economically viable, and liquidation would likely be the only realistic alternative. The Independent Directors also considered that, although GIS was only in the beginning stages of any such evaluation, that GIS had prepared pro forma financial information that showed the impact of the removal of their ownership in the Guardian Funds and the withdrawal of the expense subsidies that GIS currently provided the Guardian Funds.

•                                          GIS agreed to cap the expense ratios of the legacy Guardian Funds at the same rate in effect as of the most recent calendar quarter prior to the closing of the Reorganization through December 31, 2009.

•                                          GIS undertook to pay all the expenses associated with the Reorganization, including costs associated with the Board’s review of the proposal and the cost of obtaining insurance coverage for the Independent Directors to provide coverage for them after the closing of the Reorganization.

•                                          Although only identified liabilities are to be transferred in the Reorganization, GIS agreed to assume all unidentified liabilities of the Guardian Funds that were not transferred in the Reorganization.

•                                          GIS will have a controlling ownership interest in RS Investments following the closing and GIS has the power to designate and/or approve a majority of the eight member board of RS Investments.

•                                          Although the RS Funds complex was subject to sanctions from the NYAG and the SEC in connection with the 2003 market timing scandal, that the RS organization had retained a new compliance officer and had undertaken to undergo a bi-annual review by an independent compliance consultant and that the results of that compliance review were to be provided to the RS Funds Board.

•                                          That the investment performance of the funds in the RS Funds complex was generally very good.

•                                          That the Board of Trustees of the RS Funds, following the Reorganization, would comprise RS Funds Board members who had been overseeing the RS Funds during the period of the regulatory issues, but that two of the members of the Board of the Guardian Funds would be members of the RS Funds Board following the Reorganization. The Independent Directors also considered that

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under the terms of the settlement with the SEC, any vote by an independent trustee of the RS Funds against any proposal is required to be disclosed in the next shareholders’ report along with the reason for the vote against the proposal.

•                                          All of the Guardian Funds (with the exception of UBS VC Small Cap Value Fund) would continue to have the same investment objectives and that it was anticipated that the same portfolio managers would continue to manage the legacy Guardian Funds (with the exception of The Guardian UBS VC Small Cap Value Fund) following the Reorganization.

The Boards of Directors concurred with the considerations and conclusions of the Independent Directors and the Boards of Directors, including a majority of the Independent Directors, approved the reorganizations at a meeting held on June 12, 2006.

The Board of Trustees of RS Variable Products Trust approved the Reorganizations at a meeting held on May 24, 2006. A vote of stockholders of the RS Fund is not needed to approve the Reorganizations.

Federal Income Tax Consequences.

Each Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes. Ropes & Gray LLP will deliver to each RS Fund and each Guardian Fund an opinion, and the closing of each Reorganization will be conditioned on receipt of such an opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

•                                          The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Guardian Fund and the RS Fund participating in the Reorganization will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•                                          Under Section 361 of the Code, no gain or loss will be recognized by the Guardian Fund upon the transfer of its assets to its corresponding RS Fund in exchange for RS Fund shares and the assumption by such RS Fund of the Guardian Fund’s identified liabilities, or upon the distribution of RS Fund shares by the Guardian Fund to its separate account or accounts as stockholders in liquidation;

•                                          Under Section 354 of the Code, no gain or loss will be recognized by the separate account or accounts as stockholders of the Guardian Fund on the distribution of RS Fund shares to them in exchange for their shares of the Guardian Fund;

•                                          Under Section 358 of the Code, the aggregate tax basis of the RS Fund shares that the separate account or accounts receive as stockholders of the Guardian Fund in exchange for their Guardian Fund shares will be the same as the aggregate tax basis of the Guardian Fund shares exchanged therefor;

•                                          Under Section 1223(1) of the Code, the holding period of the separate account or accounts as stockholders of the Guardian Fund for the RS Fund shares received pursuant to the applicable Agreement and Plan of Reorganization will be determined by including the holding period for the Guardian Fund shares exchanged therefor, provided that the separate account or accounts as stockholders held the Guardian Fund shares as a capital asset on the date of the exchange;

•                                          Under Section 1032 of the Code, no gain or loss will be recognized by the RS Fund upon receipt of the assets transferred to the RS Fund pursuant to the applicable Agreement and Plan of Reorganization in exchange for RS Fund shares and the assumption by the RS Fund of the identified liabilities of the Guardian Fund;

•                                          Under Section 362(b) of the Code, the RS Fund’s tax basis in the assets that the RS Fund receives from the Guardian Fund will be the same as the Guardian Fund’s tax basis in such assets immediately prior to such exchange;

•                                          Under Section 1223(2) of the Code, the RS Fund’s holding periods in such assets will include the Guardian Fund’s holding periods in such assets; and

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•                                          Under Section 381 of the Code, the RS Fund will succeed to the capital loss carryovers of the Guardian Fund, if any, but the use by the RS Fund of any such capital loss carryovers (and of capital loss carryovers of the RS Fund) may be subject to limitations under Sections 382, 383, and 384 of the Code and the applicable Treasury Regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Companies and RS Variable Products Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganizations will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any Contract Owner. Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S., and other tax laws.

Comparison of Service Providers.

GIS, located at 7 Hanover Square, New York, New York, 10004, is the investment adviser to the Guardian Funds. After the Reorganization, GIS will serve as sub-adviser to certain of the RS Funds, as described in this Prospectus/Proxy Statement, and as sub-administrator to each of the RS Funds. RS Investments, located at 388 Market Street, Suite 1700, San Francisco, CA  94111, serves as investment adviser and administrator to each RS Fund.

The following table identifies certain of the service providers for the Guardian Funds and the RS Funds into which the Guardian Funds will be reorganized.

	The Guardian Funds	The RS Funds
Distributor:	GIS	GIS
Transfer Agent:	Boston Financial Data Services	Boston Financial Data Services
Administrator:	GIS	RS Investments
Sub-Administrator:	N/A	GIS
Custodian:	State Street Bank and Trust Company	State Street Bank and Trust Company
Independent Registered Public Accounting Firm:	Ernst & Young LLP	PricewaterhouseCoopers LLP

Additional information regarding the RS Funds’ service providers is available in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

Existing and Pro Forma Capitalization.

The following tables show on an unaudited basis as of May 31, 2006, (i) the capitalization of each Guardian Fund and its corresponding RS Fund, and (ii) the pro forma capitalization of each RS Fund, as adjusted giving effect to the proposed Reorganizations:

	The Guardian Stock Fund	RS Core Equity VIP Series	Pro Forma Adjustments	RS Core Equity VIP Series Pro Forma Combined*
Class I Shares
Net asset value	$983,571,075.54	—	—	$983,571,075.54
Shares outstanding	32,806,567.625	—	—	32,806,567.625
Net asset value per share	$29.98	—	—	$29.98

*Assumes the Reorganization was consummated on May 31, 2006 and is for information purposes only.

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	The Guardian VC 500 Index Fund	RS S&P 500 Index VIP Series	Pro Forma Adjustments	RS S&P 500 Index VIP Series Pro Forma Combined*
Class I Shares
Net asset value	$228,842,397.64	—	—	$228,842,397.64
Shares outstanding	24,481,029.077	—	—	24,481,029.077
Net asset value per share	$9.35	—	—	$9.35

*                    Assumes the Reorganization was consummated on May 31, 2006 and is for information purposes only.

	The Guardian VC Asset Allocation Fund	RS Asset Allocation VIP Series	Pro Forma Adjustments	RS Asset Allocation VIP Series Pro Forma Combined*
Class I Shares
Net asset value	$45,588,287.19	—	—	$45,588,287.19
Shares outstanding	4,684,173.645	—	—	4,684,173.645
Net asset value per share	$9.73	—	—	$9.73

*                    Assumes the Reorganization was consummated on May 31, 2006 and is for information purposes only.

	The Guardian VC High Yield Bond Fund	RS High Yield Bond VIP Series	Pro Forma Adjustments	RS High Yield Bond VIP Series Pro Forma Combined*
Class I Shares
Net asset value	$65,348,057.89	—	—	$65,348,057.89
Shares outstanding	7,727,769.703	—	—	7,727,769.703
Net asset value per share	$8.46	—	—	$8.46

*                    Assumes the Reorganization was consummated on May 31, 2006 and is for information purposes only.

	The Guardian VC Low Duration Bond Fund	RS Low Duration Bond VIP Series	Pro Forma Adjustments	RS Low Duration Bond VIP Series Pro Forma Combined*
Class I Shares
Net asset value	$28,183,830.90	—	—	$28,183,830.90
Shares outstanding	2,851,567.521	—	—	2,851,567.521
Net asset value per share	$9.88	—	—	$9.88

*                    Assumes the Reorganization was consummated on May 31, 2006 and is for information purposes only.

	The Guardian UBS VC Large Cap Value Fund	RS Large Cap Value VIP Series	Pro Forma Adjustments	RS Large Cap Value VIP Series Pro Forma Combined*
Class I Shares
Net asset value	$57,016,051.06	—	—	$57,016,051.06
Shares outstanding	4,399,305.254	—	—	4,399,305.254
Net asset value per share	$12.96	—	—	$12.96

*                    Assumes the Reorganization was consummated on May 31, 2006 and is for information purposes only.

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	The Guardian UBS VC Small Cap Value Fund	RS Partners VIP Series	Pro Forma Adjustments	RS Partners VIP Series Pro Forma Combined*
Class I Shares
Net asset value	$20,933,385.50	—	—	$20,933,385.50
Shares outstanding	1,560,907.508	—	—	1,560,907.508
Net asset value per share	$13.41	—	—	$13.41

*                    Assumes the Reorganization was consummated on May 31, 2006 and is for information purposes only.

	Baillie Gifford International Growth Fund	RS International Growth VIP Series	Pro Forma Adjustments	RS International Growth VIP Series Pro Forma Combined*
Class I Shares
Net asset value	$239,132,467.89	—	—	$239,132,467.89
Shares outstanding	12,209,901.455	—	—	12,209,901.455
Net asset value per share	$19.59	—	—	$19.59

*                    Assumes the Reorganization was consummated on May 31, 2006 and is for information purposes only.

	Baillie Gifford Emerging Markets Fund	RS Emerging Markets VIP Series	Pro Forma Adjustments	RS Emerging Markets VIP Series Pro Forma Combined*
Class I Shares
Net asset value	$142,516,322.48	—	—	$142,516,322.48
Shares outstanding	6,047,627.033	—	—	6,047,627.033
Net asset value per share	$23.57	—	—	$23.57

*                    Assumes the Reorganization was consummated on May 31, 2006 and is for information purposes only.

	The Guardian Small Cap Stock Fund	RS Small Cap Core Equity VIP Series	Pro Forma Adjustments	RS Small Cap Core Equity VIP Series Pro Forma Combined*
Class I Shares
Net asset value	$232,161,937.31	—	—	$232,161,937.31
Shares outstanding	15,326,542.308	—	—	15,326,542.308
Net asset value per share	$15.15	—	—	$15.15

*                    Assumes the Reorganization was consummated on May 31, 2006 and is for information purposes only.

	The Guardian Bond Fund, Inc.	RS Investment Quality Bond VIP Series	Pro Forma Adjustments	RS Investment Quality Bond VIP Series Pro Forma Combined*
Class I Shares
Net asset value	$330,066,726.82	—	—	$330,066,726.82
Shares outstanding	28,213,426.927	—	—	28,213,426.927
Net asset value per share	$11.70	—	—	$11.70

*                    Assumes the Reorganization was consummated on May 31, 2006 and is for information purposes only.

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	The Guardian Cash Fund, Inc.	RS Cash Management VIP Series	Pro Forma Adjustments	RS Cash Management VIP Series Pro Forma Combined*
Class I Shares
Net asset value	$227,967,480.71	—	—	$227,967,480.71
Shares outstanding	22,796,748.420	—	—	22,796,748.420
Net asset value per share	$10.00	—	—	$10.00

*                    Assumes the Reorganization was consummated on May 31, 2006 and is for information purposes only.

The capitalization of a Guardian Fund, and consequently the pro forma capitalization of its corresponding RS Fund, is likely to be different at the effective time of the Reorganizations as a result of market movements and daily share purchase and redemption activity, as well as the effects of other ongoing operations of the Guardian Fund prior to the completion of the Reorganization.

Additional Information.

Additional information applicable to the RS Funds is located in Appendix B—Investment Objectives, Principal Investment Strategies, and Principal Investments of the RS Funds and Related Principal Risks and Appendix D—Information Applicable to the RS Funds. Information about each of the Guardian Funds is incorporated by reference from the Guardian Funds’ prospectuses and statements of additional information, each dated May 1, 2006, as may be supplemented from time to time.

THE BOARDS OF DIRECTORS OF THE COMPANIES RECOMMENDS APPROVAL OF THE AGREEMENTS AND PLANS OF REORGANIZATION.

III. VOTING INFORMATION

Each Guardian Fund issues and sells its shares to separate accounts of GIAC (the “Separate Accounts.”) The Separate Accounts hold shares of mutual funds, including the Guardian Funds, which fund benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance policies which are issued by GIAC (either, a “Variable Contract”). As the owner of the assets held in the Separate Accounts, GIAC is the stockholder of the Guardian Funds and is entitled to vote its shares of each Guardian Fund. However, GIAC votes outstanding shares of the Guardian Funds in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in a Guardian Fund. This Proxy Statement is being delivered to Contract Owners who do not invest directly in or hold shares of the Guardian Funds, but who, by virtue of their ownership of the contracts or policies, have a beneficial interest in one or more of the Guardian Funds as of the record date, so that they may instruct GIAC how to vote the shares of the Guardian Funds underlying their contracts or policies.

Required Vote for the Proposals.

Approval of a Reorganization in respect of a Guardian Fund requires the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Guardian Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Guardian Fund or (2) 67% or more of the shares of the Guardian Fund present at a meeting if more than 50% of the outstanding shares of the Guardian Fund are represented at the Meeting in person or by proxy. A vote of shareholders of the RS Funds is not needed to approve the Reorganizations. Each Guardian Fund’s stockholders will vote separately on the applicable proposal.

If stockholders of a Guardian Fund do not approve its Reorganization, the Board of Directors of the Companies may consider possible alternative arrangements in the best interests of the Guardian Fund and its stockholders.

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Voting Information.

The Boards of Directors of the Companies has fixed the close of business on [  ], 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Contract Owners are being asked to give their voting instructions on the proposals discussed in this Prospectus/Proxy Statement. Please follow the directions on your proxy card, which accompanies this Prospectus/Proxy Statement. Contract Owners are eligible to provide voting instructions for use at the Meeting if, at the close of business on [  ], 2006, they owned a Variable Contract and some or all of the value of the Variable Contract was allocated for investment in a Guardian Fund. GIAC, which is the record stockholder of the Guardian Funds, will vote the Fund shares attributable to your Variable Contract in accordance with the voting instructions you provide on your voting instruction card if it is properly executed and returned in a timely manner. If your voting instruction card is signed and dated, but gives no voting instructions, your shares will be voted FOR each of the proposals described in this Prospectus/Proxy Statement. A representative of GIAC will be attending the meeting and casting the votes on behalf of Contract Owners.

Information about Proxies and the Conduct of the Meeting.

Solicitation of Proxies.

Proxies will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone communication by officers of The Park Avenue Portfolio, or by regular employees of GIS, none of whom will receive compensation for their participation in the solicitation. GIS and RS Investments have retained at their own expense D.F. King & Co., Inc., 48 Wall Street, New York, New York 10005, to aid in the solicitation of instructions for registered and nominee accounts, for a fee expected not to exceed $25,000. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs and solicitation of proxies, are borne by GIS and RS Investments.

Voting Process.

You may provide voting instructions by mail, by filling out and returning the enclosed voting instruction card. If you are eligible to give voting instructions for a Guardian Fund in more than one Variable Contract, you must submit separate voting instructions for each Variable Contract to provide instructions for all of the shares in which you have an interest. Votes will be tabulated by the inspector of election appointed for the Meeting. You may revoke your voting instructions by submitting a subsequent voting instruction card before the meeting, by timely written notice to the relevant Guardian Fund, or by attending and providing voting instructions to GIAC at the Meeting.

Stockholders of the Guardian Funds are entitled to cast one vote for each share owned on the record date, and a proportionate fractional vote for each fractional share entitled to vote on the record date. If you are an individual contract owner or policy holder, please sign exactly as your name appears on the voting instruction card when you provide your voting instructions. Either owner or holder of a joint contract or policy may sign the voting instruction card, but the signer’s name must exactly match the name that appears on the card.

Costs.

None of the Guardian Funds or the RS Funds will bear the costs of the Reorganizations. GIS and RS Investments (or their affiliates) will be sharing the costs of the Reorganizations between them.

Quorum and Method of Tabulation.

GIAC will vote all shares attributable to your account value in proportion to all voting instructions for the Guardian Fund actually received from Contract Owners in the separate accounts through which it offers variable annuities and variable life insurance policies. GIAC will vote the Guardian Fund shares attributable to Variable

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Contracts for which it does not receive a voting instruction card in the same proportion as the shares for which it does receive a voting instruction card. GIAC will also vote the Guardian Fund shares that it owns directly due to its contributions or accumulations in the separate accounts through which it offers variable annuities in proportion to the shares for which it receives timely voting instructions.

In order for the Meeting to go forward in respect of any Guardian Fund, there must be a quorum. This means that at least a majority of the applicable Guardian Fund’s shares entitled to vote on the proposal must be represented at the Meeting either in person or by proxy except for the series funds of the Guardian Variable Contract Funds, Inc., for which one-third of the shares entitled to vote constitutes a quorum. Because GIAC is the only stockholder of each of the Guardian Funds, its presence at the Special Meeting in person or by proxy will meet the quorum requirement for each Fund.

Distributor’s Address.

The address of the Guardian Funds’ distributor is GIS, 7 Hanover Square, New York, New York 10004. GIS will also be the distributor of the RS Funds after the proposed Reorganizations.

Share Ownership.

The table below shows the number of issued and outstanding voting shares of each Guardian Fund as of [  ], 2006. No shares of the RS Funds are issued and outstanding as of the date of this Prospectus/Proxy Statement.

Guardian Fund	Number of shares outstanding and entitled to vote
The Guardian Stock Fund
The Guardian VC 500 Index Fund
The Guardian VC Asset Allocation Fund
The Guardian VC High Yield Bond Fund
The Guardian VC Low Duration Bond Fund
The Guardian UBS VC Large Cap Value Fund
The Guardian UBS VC Small Cap Value Fund
Baillie Gifford International Growth Fund
Baillie Gifford Emerging Markets Fund
The Guardian Small Cap Stock Fund
The Guardian Bond Fund
The Guardian Cash Fund

As of [  ], 2006, the Directors and officers of the Guardian Funds owned less than one percent of the outstanding shares of any class of a Guardian Fund. To the knowledge of the Guardian Funds, the following are the only persons to have a beneficial interest in 5% or more of shares of a Guardian Fund.

[Table to be supplied by GIS]

Adjournments; Other Business.

If sufficient votes have not been received by the time of the Meeting to approve the Proposal in respect of any Guardian Fund, GIAC may propose that the Meeting be adjourned one or more times with respect to that Guardian Fund to permit further solicitation of voting instructions. With respect to any such adjournment or any other procedural matter, GIAC will vote in its discretion so as to facilitate the approval of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal.

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IV. INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

Additional information about the RS Funds is included in the Statement of Additional Information dated [  ], 2006, relating to this Prospectus/Proxy Statement, which has been filed with the Commission under the Securities Act of 1933. A copy of the Statement of Additional Information relating to this Prospectus/Proxy Statement may be obtained without charge by calling 1-800-221-3253.

Proxy material, reports, proxy and information statements, registration statements and other information filed by RS Investment Trust can be inspected and copied at the Commission’s public reference facilities located at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 33 Arch Street, 23rd Floor, Boston, MA 02110; 801 Brickell Avenue, Suite 1800, Miami, FL 33131; 1801 California Street, Suite 1500, Denver, CO 80202; 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11(th) Floor, Los Angeles, CA 90036; 44 Montgomery Street, Suite 2600, San Francisco, CA 94104; 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604; and The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

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Appendix A

Form of Agreement and Plan of Reorganization

AGREEMENT AND PLAN OF REORGANIZATION

(To be used for:  The Guardian Variable Contract Funds, Inc., GIAC, Inc., The Guardian Cash Fund, Inc., and The Guardian Bond Fund, Inc.)

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [      ], 2006, by and among RS Variable Products Trust, a Massachusetts business trust (the “Acquiring Trust”), on behalf of [      ] Series (the “Acquiring Fund”), and [            ], a Maryland corporation [(“Guardian Fund Corp.”), on behalf of [      ] Fund (the “Acquired Fund”)]/[(the “Acquired Fund”)], and, for purposes of Sections 4.1(j), 9.2, and 9.3 only, Guardian Investor Services LLC (“GIS”), and, for purposes of Section 9.2 only, RS Investment Management Co. LLC (“RSIM”). The capitalized terms used herein shall have the meaning ascribed to them in this Agreement. The term “shareholder” and “stockholder” shall refer to the separate accounts that hold shares of the Acquiring Fund or the Acquired Fund, respectively.

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Acquired Fund in exchange solely for certain Class I shares of beneficial interest, no par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the identified liabilities (as hereinafter defined) of the Acquired Fund; and (iii) the distribution, after the closing date provided in Section 3.1 (the “Closing Date”), of the Acquiring Fund Shares pro rata to the stockholders of the Acquired Fund and the termination and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, [each of the Acquired Fund and the Acquiring Fund is a separate series of an open-end, registered investment company of the management type]/[the Acquired Fund is an open-end, registered investment company of the management type and the Acquiring Fund is a separate series of an open-end, registered investment company of the management type];

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of the identified liabilities of the Acquired Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated hereby; and

WHEREAS, the Board of Directors of [Guardian Fund Corp.]/[the Acquired Fund] has determined that such exchange is in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s existing stockholders will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

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1.                  TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND THE ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

1.1.        Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a)             The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, on the Closing Date, all of the properties and assets of the Acquired Fund as set forth in Section 1.2.

(b)            In consideration therefor, the Acquiring Fund shall, on the Closing Date, assume those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Acquired Fund prepared on behalf of the Acquired Fund, as of the Valuation Date (as defined in Section 2.3), in accordance with generally accepted accounting principles consistently applied from the prior audited period (the “identified liabilities”). The Acquiring Fund shall assume only the identified liabilities and shall not assume any other liabilities of the Acquired Fund, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Acquired Fund. The Acquiring Fund will issue and deliver to the Acquired Fund Acquiring Fund Shares having an aggregate net asset value computed in the manner and as of the time and date set forth in Section 2.2. Such transactions shall take place at the closing provided for in Section 3 (the “Closing”).

(c)             Upon consummation of the transactions described in subsections (a) and (b) above, the Acquired Fund in complete liquidation shall distribute to its respective stockholders of record as of the Closing Date the Acquiring Fund Shares received by it, each stockholder being entitled to receive that number of Acquiring Fund Shares equal to the total of (i) the number of Class I shares of the Acquired Fund (“Acquired Fund Shares”) held by such stockholder divided by the number of such Acquired Fund Shares outstanding on such date multiplied by (ii) the total number of Acquiring Fund Shares, as of the Closing Date.

1.2.        The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other properties and assets which are owned by the Acquired Fund on the Closing Date and any deferred expenses, other than any unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

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1.3.        As provided in Section 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will liquidate and distribute pro rata to its stockholders of record the Acquiring Fund Shares received by the Acquired Fund as contemplated by Section 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund stockholders and representing the respective pro rata number of the Acquiring Fund Shares due to such stockholders. The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.4.        With respect to the Acquiring Fund Shares distributable pursuant to Section 1.3 to an Acquired Fund stockholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Fund will not permit such stockholder to receive Acquiring Fund Share certificates therefor, exchange such Acquiring Fund Shares for shares of other series of the Acquiring Trust, effect an account transfer of such Acquiring Fund Shares, or pledge or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund stockholder has surrendered all his or her outstanding certificates for Acquired Fund Shares or, in the event of lost certificates, posted adequate bond.

1.5.        As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation. As promptly as practicable after the liquidation of the Acquired Fund , the outstanding shares of the Acquired Fund shall be redeemed pursuant to Maryland law and the charter (the “Charter”) of [Guardian Fund Corp. and the Acquired Fund shall be terminated]/[the Acquired Fund]. As soon as practicable after the redemption of all outstanding shares of [each series of Guardian Fund Corp. and the termination of each such series, Guardian Fund Corp. shall be dissolved]/[the Acquired Fund, the Acquired Fund shall be dissolved]. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and thereafter.

1.6.        Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Acquired Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of [Guardian Fund Corp.]/[the Acquired Fund] or the Acquiring Trust, and, for clarity, under no circumstances will any other series of the Acquired Trust or the Acquiring Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

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2.                  VALUATION

2.1.        On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of Acquiring Fund Shares having a net asset value equal to the value of the assets acquired by the Acquiring Fund on the Closing Date, less the value of the liabilities of the Acquired Fund assumed, determined as hereafter provided in this Section 2.

2.2.        The value of the Acquired Fund’s net assets will be computed as of the Valuation Date using the valuation procedures for the [Acquiring Fund] set forth in the [Acquiring Trust’s] Agreement and Declaration of Trust and the [Acquiring Fund’s] then current prospectus or prospectuses and statement of additional information (collectively, as amended or supplemented from time to time, the “[Acquiring Fund] Prospectus”).

2.3.        The Valuation Date shall be 4:00 p.m. Eastern time on the business day immediately preceding the Closing Date, or such earlier date as may be mutually agreed upon in writing by the parties hereto (the “Valuation Date”).

2.4.        The Acquiring Fund shall issue the Acquiring Fund Shares to the Acquired Fund on one share deposit receipt registered in the name of the Acquired Fund. The Acquired Fund shall distribute in liquidation the Acquiring Fund Shares received by it hereunder pro rata to its stockholders by redelivering such share deposit receipt to the Acquiring Trust’s transfer agent which will as soon as practicable set up open accounts for Acquired Fund stockholders in accordance with written instructions furnished by the Acquired Fund.

2.5.        The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

2.6.        All computations of value shall be made by the pricing agent for the Acquiring Fund, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund using the valuation procedures set forth in the Acquiring Trust’s Agreement and Declaration of Trust and the Acquiring Fund Prospectus.

3.                  CLOSING AND CLOSING DATE

3.1.        The Closing Date shall be [            ], 2006, or at such other date to which the parties may agree. The Closing shall be held at the offices of Ropes & Gray LLP,

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One International Place, Boston, MA 02110, at 9:00 a.m. Eastern Time or at such other time and/or place as the parties may agree.

3.2.        The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company as custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company custodian for [            ] Fund.”

3.3.        In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the Valuation Date, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other parties.

3.4.        At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund stockholders and the number of outstanding shares of the Acquired Fund owned by each Acquired Fund stockholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of [Guardian Fund Corp. on behalf of the Acquired Fund]/[the Acquired Fund]. The Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that the Acquiring Fund Shares issuable pursuant to Section 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited pro rata to open accounts in the names of Acquired Fund stockholders as provided in Section 1.3.

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3.5.        At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

4.                  REPRESENTATIONS AND WARRANTIES

4.1.        Representations and Warranties of [Guardian Fund Corp. on behalf of the Acquired Fund]/[the Acquired Fund].

[Guardian Fund Corp., on behalf of the Acquired Fund]/[The Acquired Fund], represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)             [Guardian Fund Corp.]/[The Acquired Fund] is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry out its obligations under this Agreement. [Guardian Fund Corp.]/[The Acquired Fund] is not required to qualify as a foreign corporation in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Acquired Fund. The Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)            [Guardian Fund Corp.]/[The Acquired Fund] is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect[, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Charter of Guardian Fund Corp. and the 1940 Act].

(c)             The Acquired Fund is not in violation in any material respect of any provisions of [Guardian Fund Corp.’s]/[the Acquired Fund’s] Charter or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)            The Acquired Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder and do not include any untrue statement of a material fact or omit to state any

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material fact relating to [any of Guardian Fund Corp. or the Acquired Fund]/[the Acquired Fund] required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)             At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2.

(f)               No material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of [Guardian Fund Corp. or the Acquired Fund]/[the Acquired Fund], threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. [Neither Guardian Fund Corp. nor the Acquired Fund knows]/[The Acquired Fund does not know] of any facts which might form the basis for the institution of such proceedings and [neither Guardian Fund Corp. nor the Acquired Fund is]/[the Acquired Fund is not] a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(g)            The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of the Acquired Fund at, as of and for the fiscal year ended December 31, 2005, audited by Ernst & Young LLP, independent registered public accounting firm to the Acquired Fund, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since December 31, 2005. Prior to the Closing Date, the Acquired Fund will endeavor to quantify and reflect on its statements of assets and liabilities all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2005, whether or not incurred in the ordinary course of business.

(h)            Since December 31, 2005, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness.

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(i)                As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been timely filed and were true, correct and complete in all material respects as of the time of their filing, and all taxes of the Acquired Fund which are due and payable shall have been timely paid. The Acquired Fund is not liable for taxes of any person other than itself and is not a party to any tax sharing or allocation agreement. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of [Guardian Fund Corp.’s or the Acquired Fund’s]/[the Acquired Fund’s] knowledge, the Acquired Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised, and it is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(j)                To the best of GIS’s knowledge, no beneficial interest of the Acquired Fund has been held at any time by an investor that would prevent the Acquired Fund from satisfying the requirements of Treasury Regulation Section 1.817-5(f)(2). Assuming for this purpose that each segregated account investing in the Acquired Fund is treated as owning its proportionate share of the Acquired Fund’s assets, for all taxable years and all applicable quarters of the Acquired Fund in which the Acquired Fund was treated as a regulated investment company from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each such segregated account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder. Each segregated account investing in the Acquired Fund was eligible for the relief provided in Treasury Regulation Section 1.817-5(c)(2)(i) in any year in which the Acquired Fund did not qualify as a regulated investment company.

(k)             [For the Baillie Gifford Emerging Markets Fund only, use this:  With the exception of its first taxable year, the Acquired Fund] / [For all other funds, use this: The Acquired Fund] has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date treating the Closing Date as the close of its tax year if the year does not otherwise close on such date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. There is no other tax liability (foreign, state, local) except as accrued on the Acquired Fund’s books. The Acquired Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be

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subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquired Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. Except as otherwise disclosed in writing to the Acquiring Fund, the Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(l)                The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations.

(m)          The authorized stock of [Guardian Fund Corp.]/[the Acquired Fund] consists of [      ]  [For The Guardian Stock Fund only, use the following: The outstanding shares of stock of the Acquired Fund are classified as Class I and Class II shares each having the characteristics described in the Acquired Fund Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 3.4. No Class II shares are outstanding or were ever issued.]/[For all other Funds, use the following:  The outstanding shares of stock of the Acquired Fund have the characteristics described in the Acquired Fund Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 3.4.]  All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding.

(n)            The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(o)            The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of [Guardian Fund Corp.]/[the Acquired Fund] and by all other necessary corporate action on the part of [Guardian Fund Corp. and the Acquired Fund]/[the Acquired Fund], other

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than stockholder approval as required by Section 8.1 hereof, and subject to such stockholder approval, this Agreement constitutes the valid and binding obligation of [Guardian Fund Corp. and the Acquired Fund]/[the Acquired Fund] enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(p)            The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Acquired Fund stockholders as provided in Section 1.1(c).

(q)            The information relating to [Guardian Fund Corp. and the Acquired Fund]/[the Acquired Fund] furnished by [Guardian Fund Corp. and the Acquired Fund]/[the Acquired Fund] for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(r)               As of the date of this Agreement, [Guardian Fund Corp. and the Acquired Fund have]/[the Acquired Fund has] provided the Acquiring Fund with information relating to [Guardian Fund Corp. and the Acquired Fund]/[the Acquired Fund] reasonably necessary for the preparation of a prospectus, including the proxy statement of the Acquired Fund (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Acquiring Trust (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, (the “1934 Act”) and the 1940 Act in connection with the meeting of stockholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of stockholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to [Guardian Fund Corp. or the Acquired Fund]/[the Acquired Fund], will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(s)             There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement.

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(t)               No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(u)            As of both the Valuation Date and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Acquired Fund, and without any restrictions upon the transfer thereof. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the audited schedule of its portfolio investments as of December 31, 2005, referred to in Section 4.1(g) hereof, as supplemented with such changes as the Acquired Fund shall make after December 31, 2005, which changes shall be disclosed to the Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.

(v)            The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(w)          To the best of [Guardian Fund Corp.’s and the Acquired Fund’s]/[the Acquired Fund’s] knowledge, all of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or [Guardian Fund Corp.]/[the Acquired Fund] has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

4.2.        Representations and Warranties of the Acquiring Trust and the Acquiring Fund.

The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)             The Acquiring Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under

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this Agreement. The Acquiring Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure so to qualify would have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)            The Acquiring Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of this Agreement and Declaration of Trust of the Acquiring Trust and the 1940 Act.

(c)             The Acquiring Fund is not in violation in any material respect of any provisions of the Acquiring Trust’s Agreement and Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)            As of the Closing Date, the Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Trust or the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)             No material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquiring Trust or the Acquiring Fund, threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Acquiring Trust nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(f)               The Acquiring Fund has not yet commenced investment operations and has no known liabilities of a material nature, contingent or otherwise.

(g)            The Acquiring Fund was established in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a “regulated

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investment company” for federal income tax purposes. However, upon filing its first federal income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a “regulated investment company” and until such time will take all steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

(h)            The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. As of the date of this Agreement, the Acquiring Fund has no outstanding shares of any class. As of the Closing Date, the outstanding shares of beneficial interest of the Acquiring Fund will have the characteristics described in the Acquiring Fund Prospectus. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.

(i)                The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of the Acquiring Trust and by all other necessary trust action on the part of the Acquiring Trust and the Acquiring Fund, and constitute the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(j)                The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(k)             The information furnished by the Acquiring Trust and the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(l)                As of the effective date of the Registration Statement, the date of the meeting of stockholders of the Acquired Fund and the Closing Date, the

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Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquiring Trust and the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(m)          There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectus and the Registration Statement.

(n)            The books and records of the Acquiring Fund made available to the Acquired Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(o)            No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws.

5.                  COVENANTS OF THE PARTIES.

5.1.        The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that, with respect to the Acquired Fund, such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of Acquired Fund Shares, and regular and customary periodic dividends and distributions, and with respect to the Acquiring Fund, it shall be limited to such actions as are customary to the organization of a new series prior to its commencement of investment operations.

5.2.        [Guardian Fund Corp., on behalf of the Acquired Fund,]/[The Acquired Fund] will call a meeting of the Acquired Fund stockholders as soon as practicable after the date of filing the Registration Statement to be held prior to the Closing Date for the purpose of considering the sale of all of its assets to and the assumption of all of its identified liabilities by the Acquiring Fund as herein provided, adopting this Agreement and authorizing the liquidation of the Acquired Fund, and taking all other action necessary to obtain the required stockholder approval of the transactions contemplated hereby.

5.3.        In connection with the Acquired Fund stockholders’ meeting referred to in Section 5.2, the Acquiring Trust, with the assistance of [Guardian Fund Corp.]/[the Acquired Fund], will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which the Acquiring Trust will file for the registration under the 1933 Act of the Acquiring Fund Shares to be

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distributed to Acquired Fund stockholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

5.4.        Each of [Guardian Fund Corp., the Acquired Fund]/[the Acquired Fund], the Acquiring Trust and the Acquiring Fund will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus/Proxy Statement. Without limiting the foregoing, [Guardian Fund Corp. and the Acquired Fund]/[the Acquired Fund] will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

5.5.        As promptly as practicable, but in any case within sixty days after the Closing Date, [Guardian Fund Corp. or the Acquired Fund]/[the Acquired Fund] shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Ernst & Young LLP and certified by [Guardian Fund Corp.’s]/[the Acquired Fund’s] President and Treasurer.

5.6.        The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7.        [Guardian Fund Corp. and the Acquired Fund agree]/[The Acquired Fund agrees] that the liquidation of the Acquired Fund will be effected in the manner provided in [Guardian Fund Corp.’s]/[the Acquired Fund’s] Charter and Bylaws in accordance with applicable law, and that on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

6.                  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Trust and the Acquiring Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by [Guardian Fund Corp. and the Acquired Fund of all the obligations to be performed by them]/[the Acquired Fund of all the obligations to be performed by it] hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.        [Guardian Fund Corp. and the Acquired Fund shall have delivered to the Acquiring Fund a certificate executed on their behalf by Guardian Fund Corp.’s]/[The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed by its] President or any Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the

15

Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of [Guardian Fund Corp. and the Acquired Fund]/[the Acquired Fund] made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that [Guardian Fund Corp. and the Acquired Fund have]/[the Acquired Fund has] complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.        The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Date, certified [on the Acquired Fund’s behalf by Guardian Fund Corp.’s]/by the Acquired Fund’s] President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since December 31, 2005.

6.3.        The assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Trust’s Agreement and Declaration of Trust or of investment restrictions disclosed in the Acquiring Fund Prospectus in effect on the Closing Date, may not properly acquire.

6.4.        All proceedings taken by [Guardian Fund Corp. or the Acquired Fund]/[the Acquired Fund] in connection with the transactions contemplated by this Agreement and all material documents related thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund.

6.5.        The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of [Guardian Fund Corp.]/[the Acquired Fund], as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.

6.6.        The Acquired Fund shall have delivered to the Acquiring Fund a letter from Ernst & Young LLP dated the Closing Date stating that such firm reviewed the federal and state income tax returns of the Acquired Fund for the tax year ended December 31, 2005 and that, in the course of such review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal and state income taxes of the Acquired Fund for the periods covered thereby, or that the Acquired Fund would not qualify as a “regulated investment company” under Section 851 and 852 of the Code.

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6.7.        The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

6.8.        The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund’s transfer agent (i) the originals or true copies of all of the records of the Acquired Fund in the possession of the Acquired Fund’s  transfer agent as of the Closing Date, (ii) a record specifying the number of Acquired Fund Shares outstanding as of the Valuation Date and (iii) a record specifying the name and address of each holder of record of any Acquired Fund Shares and the number of Acquired Fund Shares held of record by each such stockholder as of the Valuation Date. The Acquired Fund’s transfer agent shall also have provided the Acquiring Fund with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.

6.9.        All of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or its counsel to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

6.10.  The Acquiring Fund shall have received a favorable opinion of Willkie Farr & Gallagher LLP, counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquiring Fund, which opinion shall rely on a separate opinion of local counsel to the extent it relates to the laws of the State of Maryland, to the following effect:

(a)             [Guardian Fund Corp.]/[The Acquired Fund] is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessment and Taxation of Maryland. [Guardian Fund Corp.]/[The Acquired Fund] has the power to conduct the business of an open-end management investment company and to sell, assign, transfer and deliver the assets to be transferred by it under the Agreement. [The Acquired

17

Fund is a separate series of stock of Guardian Fund Corp. under the Maryland General Corporation Law, the Charter and the Bylaws of Guardian Fund Corp.]

(b)            This Agreement has been duly authorized, executed and, so far as is known to such counsel, delivered by [Guardian Fund Corp., on behalf of the Acquired Fund]/[the Acquired Fund], and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of [Guardian Fund Corp. and the Acquired Fund]/[the Acquired Fund] enforceable against [Guardian Fund Corp. and the Acquired Fund]/[the Acquired Fund] in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)             The execution and delivery of this Agreement by [Guardian Fund Corp., on behalf of the Acquired Fund,]/[the Acquired Fund] did not, and the performance by [Guardian Fund Corp. and the Acquired Fund of their]/[the Acquired Fund of its] obligations hereunder will not, violate [Guardian Fund Corp.’s]/[the Acquired Fund’s] Charter or Bylaws, or any provision of any agreement known to such counsel to which [Guardian Fund Corp. or the Acquired Fund]/[the Acquired Fund] is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which [Guardian Fund Corp. or the Acquired Fund]/[the Acquired Fund] is a party or by which it is bound.

(d)            To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by [Guardian Fund Corp. or the Acquired Fund]/[the Acquired Fund] of the transactions contemplated by this Agreement, except such as have been obtained.

(e)             Such counsel does not know of any legal or governmental proceedings relating to [Guardian Fund Corp. or the Acquired Fund]/[the Acquired Fund] existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in Section 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required.

(f)               [Guardian Fund Corp.]/[The Acquired Fund] is registered with the Securities and Exchange Commission as an investment company under the 1940 Act.

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7.                  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of [Guardian Fund Corp. and the Acquired Fund]/[the Acquired Fund] to complete the transactions provided for herein shall be subject, at their election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.        The Acquiring Trust and the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed on their behalf by the Acquiring Trust’s President or any Vice President and its Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.        The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the identified liabilities of the Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement.

7.3.        All proceedings taken by the Acquiring Trust or the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund.

7.4.        The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Ropes & Gray LLP appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquired Fund, to the following effect:

(a)             The Acquiring Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the Declaration of Trust and the Bylaws of the Trust and applicable law.

(b)            This Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by [Guardian Fund Corp., on behalf of the Acquired Fund]/[the Acquired Fund], is the

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valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable against the Acquiring Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)             The execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the performance by the Acquiring Trust and the Acquiring Fund of their obligations hereunder will not, violate the Acquiring Trust’s Agreement and Declaration of Trust or Bylaws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound.

(d)            To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained.

(e)             Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in Section 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required.

(f)               The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act.

(g)            Assuming that a consideration not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and, except as set forth in the Acquiring Fund Prospectus, nonassessable shares of beneficial interest in the Acquiring Fund.

(h)            The Registration Statement has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued.

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8.                  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.

The respective obligations of the Acquiring Trust, the Acquiring Fund, [Guardian Fund Corp. and the Acquired Fund]/[and the Acquired Fund] hereunder are subject to the further conditions that on or before the Closing Date:

8.1.        This Agreement shall have been approved by a majority of the outstanding voting securities, as defined by the 1940 Act, of the Acquired Fund in the manner required by [Guardian Fund Corp.’s]/[the Acquired Fund’s] Charter, Bylaws and applicable law, and the parties shall have received reasonable evidence of each such approval.

8.2.        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.        All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by [Guardian Fund Corp., on behalf of the Acquired Fund]/[the Acquired Fund], the Acquiring Trust or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4.        The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.        The post-effective amendment to the registration statement of the Acquiring Trust on Form N-1A relating to shares of the Acquiring Fund shall have become effective and no stop order suspending the effectiveness thereof shall have been issued.

8.6.        The Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

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(a)             The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund’s assumption of the identified liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to the stockholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)            No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its stockholders in liquidation, as contemplated in Section 1 hereof.

(c)             No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the identified liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof.

(d)            The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer.

(e)             The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

(f)               No gain or loss will be recognized by Acquired Fund stockholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares.

(g)            The aggregate tax basis of the Acquiring Fund Shares to be received by each stockholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.

(h)            An Acquired Fund stockholder’s holding period for the Acquiring Fund Shares to be received will include the period during which Acquired Fund Shares exchanged therefor were held, provided that the stockholder held Acquired Fund Shares as a capital asset on the date of the exchange.

(i)                The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

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The opinion will be based on certain factual certifications made by officers of [Guardian Fund Corp.]/[the Acquired Fund] and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.7.        At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Section 8.1) may be jointly waived by the Board of Directors of [Guardian Fund Corp.]/[the Acquired Fund] and the Board of Trustees of the Acquiring Trust, if, in the judgment of the Board of Directors of [Guardian Fund Corp.]/[the Acquired Fund], such waiver will not have a material adverse effect on the interests of the stockholders of the Acquired Fund and, if, in the judgment of the Board of Trustees of the Acquiring Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund.

9.                  BROKERAGE FEES; EXPENSES; UNIDENTIFIED LIABILITIES.

9.1.        Each of [Guardian Fund Corp., the Acquired Fund]/[the Acquired Fund], the Acquiring Trust and the Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

9.2.        GIS and RSIM agree to assume and to pay all expenses incurred by the Acquiring Trust, the Acquiring Fund, [Guardian Fund Corp., and the Acquired Fund]/[and the Acquired Fund] in connection with the transaction contemplated by this Agreement.

9.3.        GIS agrees to assume all liabilities of the Acquired Fund, whether absolute or contingent, known or unknown, accrued or unaccrued, that are not assumed by the Acquiring Fund as identified liabilities under Section 1.1(b) of this Agreement.

10.            ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.  This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and may not be changed except by a letter of agreement signed by each party hereto.

10.2.  The representations, warranties and covenants contained in this Agreement or in any other document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except Sections 1.1, 1.3, 1.5, 9, 14 and 15.

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11.            TERMINATION.

11.1.  This Agreement may be terminated by the mutual agreement of [Guardian Fund Corp., on behalf of the Acquired Fund,]/[the Acquired Fund] and the Acquiring Trust, on behalf of the Acquiring Fund, prior to the Closing Date.

11.2.  In addition, either of [Guardian Fund Corp.]/[the Acquired Fund] or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date because:

(a)             With respect to a termination by [Guardian Fund Corp.]/[the Acquired Fund], of a material breach by the Acquiring Trust or the Acquiring Fund of any representation, warranty, covenant or agreement contained herein to be performed by the Acquiring Trust or the Acquiring Fund at or prior to the Closing Date; or with respect to a termination by the Acquiring Trust, of a material breach by [Guardian Fund Corp. or Acquired Fund]/[the Acquired Fund] of any representation, warranty, covenant or agreement herein to be performed by [Guardian Fund Corp. or the Acquired Fund]/[the Acquired Fund] at or prior to the Closing Date;

(b)            A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c)             Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

11.3.  If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2006, this Agreement shall automatically terminate on that date unless a later date is agreed to by all of the parties to this Agreement.

11.4.  In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that (a) Sections 9.1, 9.2, 11.4, 14 and 15 shall survive any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liability or damages arising out of any breach of any provision of this Agreement by any party prior to the date of termination, unless the termination is effected pursuant to Section 11.1.

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12.            TRANSFER TAXES.

Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

13.    AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquiring Trust and [Guardian Fund Corp.]/[the Acquired Fund]; provided, however, that following the stockholders’ meeting called by the Acquired Fund pursuant to Section 5.2 no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to stockholders of the Acquired Fund under this Agreement to the detriment of such stockholders without their further approval.

14.            NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to [Guardian Fund Corp. or the Acquired Fund]/[the Acquired Fund] at 7 Hanover Square, New York, New York 10004, Attn: [      ] or the Acquiring Trust or the Acquiring Fund at 388 Market Street, Suite 1700, San Francisco, California 94111, Attn: Terry R. Otton, President.

15.            MISCELLANEOUS.

15.1.  The article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.  This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

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15.5.  All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15.6.  A copy of the Acquiring Trust’s Amended and Restated Agreement and Declaration of Trust dated March 13, 1997, as amended, to which reference is hereby made is on file at the office of the Secretary of The Commonwealth of Massachusetts and elsewhere as required by law. This Agreement was executed or made by or on behalf of the Acquiring Trust and the Acquiring Fund by the Trustees or officers of the Acquiring Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquiring Fund individually but are binding only upon the assets and property of the Acquiring Trust or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, a Vice President or Treasurer.

RS VARIABLE PRODUCTS TRUST
On behalf of [ ] Series
By:
Name: Terry R. Otton
Title: President
[THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.]/[GIAC, INC.]
On behalf of [ ] Fund
By:
Name: Thomas G. Sorell
Title: President]
or
[THE GUARDIAN CASH FUND, INC.]/[THE GUARDIAN BOND FUND, INC.]
By:
Name: Thomas G. Sorell
Title: President]
For purposes of Section 9.2 only:
RS INVESTMENT MANAGEMENT CO. LLC
By:
Name: Terry R. Otton
Title: Chief Executive Officer

For purposes of Sections 4.1(j), 9.2, and 9.3 only:
GUARDIAN INVESTOR SERVICES LLC
By:
Name: Bruce C. Long
Title: President

APPENDIX B

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL INVESTMENTS OF THE RS FUNDS AND RELATED PRINCIPAL RISKS

This Appendix B contains information regarding each of the RS Funds. Part I contains a summary of the investment objective, principle investment strategies, and principal investments of each of the RS Funds, and identifies certain of the principal risks relating to an investment in the Funds. Part II contains a more detailed summary of those risks.

Each of the RS Funds has filed a registration statement with the Securities and Exchange Commission relating to the offering of its shares. The investment objective and policies of the RS Funds may be changed in response to comments received by the Funds from the staff of the Securities and Exchange Commission prior to the effective date of that registration statement.

I. SUMMARY OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL INVESTMENTS, AND PRINCIPAL RISKS OF THE RS FUNDS

RS Core Equity VIP Series

INVESTMENT OBJECTIVE Long term growth of capital. Income is not a specific objective, although it is anticipated that long-term growth of capital will be accompanied by growth of income.

PRINCIPAL INVESTMENT STRATEGIES  RS Investments uses a blended approach in managing the Series’ portfolio, which is composed of both growth and value stocks. RS Investments chooses investments for the Series based on rigorous analysis of companies. This fundamental analysis is both quantitative and fundamental in nature. Through this fundamental analysis, RS Investments seeks to achieve a thorough understanding of the company’s financial performance and prospects, as well as the strength of its business model and competitive position versus peer companies. RS Investments also considers the prospects for specific industries as well as the overall economy, to provide a broader context for each investment decision and for portfolio construction. RS Investments utilizes several quantitative stock screening tools to identify potential buy and sell candidates, for further research. Also, RS Investments integrates disciplined portfolio construction techniques and risk models to monitor and analyze the investment risks in the Series’ portfolio.

PRINCIPAL INVESTMENTS The Series normally invests at least 80% of its net assets in equity securities, which may include common stocks, preferred stocks, or other securities convertible into common stock. The Series typically invests most of its assets in securities of U.S. companies, but may also invest up to 15% of its net assets in foreign securities. The Series expects that most of this amount will be invested in securities of U.S. or foreign companies that are issued or traded overseas, primarily in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). To the extent the Series invests in securities denominated in foreign currencies, it may, but will not necessarily, use forward foreign currency exchange contracts to hedge against adverse changes in currency exchange rates. The Series may also make investments in the  real estate sector, including investments in real estate investment trusts (REITs). Although the Series may select companies of any size and in any industry sector, the Series typically invests most of its assets in securities from among the 1,000 largest U.S. companies in market capitalization.

As a temporary defensive strategy, the Series may invest some or all of its assets in debt obligations, including U.S. government securities, investment grade corporate bonds, commercial paper, repurchase agreements and cash equivalents. Although RS Investments may consider the factors described above in purchasing or selling investments for the Series, RS Investments may purchase, sell, or continue to hold an investment for the Series whenever it believes doing so may benefit the Series, or on the basis of any of the factors described above or any other factors it may in its discretion consider.

PRINCIPAL RISKS  You could lose some or all of your investment in the Series. Among the principal risks of investing in the Series, which could adversely affect its net asset value and total return, are:

•                  Equity Securities Risk  The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

•                  Foreign Securities Risk  Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates, and the risk that a foreign government could regulate foreign exchange transactions.

•                  Small Companies Risk  Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

•                  Real Estate Risk  To the extent that the Series invests in real estate investment trusts (“REITs”), the Series will be affected by conditions in the real estate market, such as overall property prices, property taxes and interest rates. REITs may decrease in value if the relevant tax laws change, or if a REIT fails to qualify for the tax-free pass-through of income. REITs are also affected by defaults by borrowers and tenants.

•                  Overweighting Risk  Overweighting investments in an industry or sector in relation to the Series’ benchmark increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

•                  Underweighting Risk  If the Series underweights its investment in an industry or sector in relation to the Series benchmark, the Series will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

•                  Cash Position Risk  To the extent the Series holds assets in cash and cash equivalents and not in investments described above, the ability of the Series to meet its objective may be limited.

•                  Portfolio Turnover Risk  Frequent purchases and sales of portfolio securities involve expenses.  In addition, to the extent that the shares of the Series are held by an asset allocation fund, reallocations of the asset allocation fund’s investments may cause the Series to have to sell portfolio securities in order to honor redemption requests or invest large amounts of cash at times when it would not otherwise do so, which could have adverse effects on the performance of the Series, and increase transaction costs.

•                  Liquidity Risk  Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price.  In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

•                  Derivatives Risk  Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Series may not be able to close-out a derivative transaction at a favorable time or price.

•                  Security Selection Risk The investment adviser must try to determine the proper mix of securities in order to meet a Series’ investment objectives. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Series.

RS Small Cap Core Equity VIP Series

INVESTMENT OBJECTIVE Long term growth of capital. Income is not a specific objective, although it is anticipated that long-term growth of capital will be accompanied by growth of income.

PRINCIPAL INVESTMENT STRATEGIES The Series invests principally in equity securities of small capitalization companies at the time of initial purchase.

RS Investments uses a blended approach in managing the Series’ portfolio, which is composed of both growth and value stocks. RS Investments chooses investments for the Series based on rigorous analysis of companies. This analysis is both quantitative and fundamental in nature. Through this fundamental analysis, RS Investments seeks to achieve a thorough understanding of a company’s financial performance and prospects, as well as the strength of its business model and competitive position versus peer companies. RS Investments also considers the prospects for specific industries as well as the overall economy, to provide a broader context for each investment decision and for portfolio construction. RS Investments utilizes several quantitative stock screening tools to identify potential buy and sell candidates for further research. Also, RS Investments integrates disciplined portfolio construction techniques and risk models to monitor and analyze the investment risks in the Series’ portfolio.

PRINCIPAL INVESTMENTS The Series normally invests at least 80% of its net assets in equity securities of small capitalization companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. The Series defines small capitalization companies as those with market capitalizations of $3 billion or below at the time of initial purchase. The Series may invest up to 20% of its net assets in companies that have market capitalizations within the range of the Russell 2000 Index but are above $3 billion in market capitalization. As of June 30, 2006, the market capitalization of companies in the Russell 2000 Index ranged between approximately $[__] million and $[__] billion.

The Series typically invests most of its assets in securities of U.S. companies, but may also invest up to 15% of its net assets in foreign securities. To the extent the Series invests in securities denominated in foreign currencies, it may, but will not necessarily, use forward foreign currency exchange contracts to hedge against adverse changes in  currency exchange rates.

As a temporary defensive strategy, the Series may invest some or all of its assets in debt obligations, including U.S. government securities, investment grade corporate bonds, commercial paper, repurchase agreements and cash equivalents.

PRINCIPAL RISKS You could lose some or all of your investment in the Series. Among the principal risks of investing in the Series, which could adversely affect its net asset value and total return, are:

•                  Equity Securities Risk  The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

•                  Small Companies Risk  Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

•                  Foreign Securities Risk  Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates, and the risk that a foreign government could regulate foreign exchange transactions.

•                  Overweighting Risk  Overweighting investments in an industry or sector in relation to the Series’ benchmark increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

•                  Underweighting Risk  If the Series underweights its investment in an industry or sector in relation to the Series’ benchmark, the Series will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

•                  Portfolio Turnover Risk  Frequent purchases and sales of portfolio securities involve expenses.

•                  Liquidity Risk  Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price.  In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

•                  Derivatives Risk Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Series may not be able to close-out a derivative transaction at a favorable time or price.

•                  Cash Position Risk  To the extent the Series holds assets in cash and cash equivalents and not in investments described above, the ability of the Series to meet its objective may be limited.

•                  Security Selection Risk The investment adviser and sub-adviser must try to determine the proper mix of securities in order to meet a Series’ investment objectives. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Series.

RS Large Cap Value VIP Series

INVESTMENT OBJECTIVE To maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES The Series invests principally in equity securities of U.S. large capitalization companies at the time of initial purchase. Investments in equity securities may include dividend-paying securities, common stocks, preferred stocks, and convertible securities.

The Series normally invests in companies whose stock prices, in the opinion of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the Series’ investment sub-adviser, do not reflect the company’s full value. These expectations are based on UBS Global AM’s assessment of a company’s ability to generate profit and grow the business in the future. UBS Global AM’s definition of “fundamental value” is its assessment of what a stock is worth and “market price” is the price that investors will pay to acquire a particular asset in the investment marketplace today. For each stock under analysis, UBS Global AM estimates a “fundamental value” value based upon detailed economic, industry, and company analyses, as well as consideration of each company’s management team, competitive advantages, and core competencies, including structure and global integration. UBS Global AM’s on-site company visits examine the characteristics of each company (i.e., balance sheet fundamentals, culture, productivity, pricing, etc.), and it determines which companies in its opinion offer attractive valuation. These value estimates are then compared to current market prices and ranked against the other stocks in UBS Global AM’s valuation universe. In selecting investments for the Series, UBS Global AM focuses on those stocks that rank in the top 20% of the universe of stocks UBS Global AM believes are attractively valued.

UBS Global AM’s investment research combines both top-down and bottom-up analyses. The top-down analysis seeks to identify broad economic and market-shaping trends that influence security prices. These encompass both long-term and short-term economic factors and market-shaping themes ranging from global interest rate and inflation estimates to strategic sector and industry developments. UBS Global AM seeks to identify broad trends that will affect the investment landscape and take advantage of them before other investors do. The bottom-up analysis includes researching the very specific factors that affect the cash flows of potential investments around the world. Research teams are located in all of the world’s major financial markets and utilize a consistent framework for researching and analyzing investments. The teams rank investment opportunities found in the global marketplace and evaluate the most likely risk and return scenarios that will occur within and across their focused sets of potential investments.

After the research teams identify opportunities, UBS Global AM’s investment specialists select securities, taking into account both the potential return as well as the potential risks inherent in each investment. For each new security considered, UBS Global AM undertakes a detailed analysis of how the security will affect overall portfolio composition, which involves evaluating absolute risk as well as the risk relative to the appropriate benchmark. UBS’s dedicated risk analysis team uses risk analysis tools to augment the evaluation of investment risks. Working with this team, the investment specialists select investments and determine the weights those investments will be given within the portfolio. The Series’ risk is carefully monitored, with consideration given to market sensitivity, common risk factor exposures (e.g. size, stock price, momentum), industry weightings and individual stock selection. UBS Global AM attempts to ensure that investment decisions are implemented in a timely and cost-effective manner.

Benchmarks are indices comprised of securities that serve as standards of measurement for making risk and performance comparisons to actively managed investment portfolios. The Series’ benchmark, the Russell 1000 Value Index, plays an important role in UBS Global AM’s investment process. UBS Global AM attempts to add value by employing various strategies of overweighting and underweighting broad country, sector, and other factors such as market capitalization, volatility, and earnings yield relative to the benchmark.

Although UBS Global AM may consider the factors described above in purchasing or selling investments for the Series, UBS Global AM may purchase, sell, or continue to hold an investment for the Series whenever it believes doing so may benefit the Series, or on the basis of any of the factors described above or any other factors it may in its discretion consider.

PRINCIPAL INVESTMENTS  The Series normally invests at least 80% of its net assets in equity securities of  large capitalization companies. The Series defines large market capitalization companies as those with a market capitalization of at least $3 billion at the time of initial purchase. The Series may invest up to 20% of its net assets in companies outside of the definition, including companies that have market capitalizations within the range of the Russell 1000 Value Index, but are below $3 billion in market capitalization. As of June 30, 2006, the market capitalization of companies represented in the Russell 1000 Value Index. ranged between $[__] million and $[__] billion. If movement in the market price causes a security to change from one classification to another, the security is not required to be sold from the portfolio of the Series.

The Series may invest up to 20% of its net assets in foreign issuers. The Series may, but will not necessarily, use forward foreign currency exchange contracts, enter into contracts for the purchase or sale for future delivery of foreign currencies or purchase and write put and call options on foreign currencies to try to manage the Series’ exposure to changes in currency exchange rates.

As a temporary defensive strategy, the Series may invest some or all of its assets in debt obligations, including U.S. government securities, investment grade corporate bonds, commercial paper, repurchase agreements, and cash equivalents.

PRINCIPAL RISKS  You could lose some or all of your investment in the Series. Among the principal risks of investing in the Series, which could adversely affect its net asset value and total return, are:

•                  Equity Securities Risk  The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

•                  Investment Style Risk  A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

•                  Foreign Securities Risk  Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates, and the risk that a foreign government could regulate foreign exchange transactions.

•                  Overweighting Risk  Overweighting investments in an industry or sector—such as the technology sector—in relation to the Series’ benchmark increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

•                  Underweighting Risk  If the Series underweights its investment in an industry or sector in relation to the Series’ benchmark, the Series will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

•                  Cash Position Risk  To the extent the Series holds assets in cash and cash equivalents and not in investments described above, the ability of the Series to meet its objective may be limited.

•                  Portfolio Turnover Risk  Frequent purchases and sales of portfolio securities involve expenses.

•                  Liquidity Risk  Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price.  In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

•                  Derivatives Risk  Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Series may not be able to close-out a derivative transaction at a favorable time or price.

•                  Security Selection Risk The investment adviser and sub-adviser must try to determine the proper mix of securities in order to meet a Series’ investment objectives. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Series.

RS Partners VIP Series

INVESTMENT OBJECTIVE: The Fund’s investment objective is long-term growth. The Fund seeks to increaseshareholder capital over the long term.

PRINCIPAL INVESTMENT STRATEGIES:  The Series invests principally in equity securities of companies with market capitalizations of up to $3 billion that RS Investments believes are undervalued. The Series normally invests in companies whose stock prices, in the opinion of RS Investments, do not reflect the company’s full value. In evaluating investments for the Series, RS Investments employs a return on capital analysis, combining balance sheet and cash flow analysis. The Series typically invests most of its assets in securities of U.S. companies, but may also invest any portion of its assets in foreign securities.

RS Investments may perform a number of analyses in considering whether to buy or sell a stock, including, for example:

• performing fundamental research focusing on business analysis;

• observing how management allocates capital;

• striving to understand the unit economics of the business of the company;

• studying the cash flow rate of return on capital employed;

• discerning the sources and uses of cash;

• considering how management is compensated;

• asking how the stock market is pricing the entire company.

Although RS Investments may consider the factors described above in purchasing or selling investments in the Series, RS Investments may purchase, sell, or continue to hold an investment for the Series whenever it believes doing so may benefit the Series, or on the basis of any of the factors described above or any other factors it may in its discretion consider.

The Series may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

PRINCIPAL INVESTMENTS: The Fund invests principally in equity securities. The Fund may at times invest a portion of its assets in debt securities and other income-producing securities.

PRINCIPAL RISKS  You could lose some or all of your investment in the Series. Among the principal risks of investing in the Series, which could adversely affect its net asset value and total return, are:

•                  Equity Securities Risk  The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

•                  Investment Style Risk  A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

•                  Small and Midsized Companies Risk  Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

•                  Overweighting Risk  Overweighting investments in an industry or sector increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

•                  Underweighting Risk  If the Series underweights its investment in an industry or sector, the Series will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

•                  Non-diversification Risk  A non-diversified fund is able to invest its assets in a more limited number of issuers than a diversified fund, so that a decline in the market value of a particular security may affect the Series’ value more than if the Series were a diversified fund.

•                  Foreign Securities Risk  Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

•                  Interest Rate Risk The value of the debt obligations in the Series may vary according to changes in interest rates. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Usually the price of bonds that must be repaid over longer time periods fluctuate more than shorter-term bonds. Some debt securities, such as mortgage-backed and asset-backed securities, may be more sensitive to interest rate changes than other bonds.

•                  High Yield/Junk Bond Risk  Lower-quality debt securities may be issued by companies without a long track record of sales and earnings, or those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal. Lower-quality debt securities can be more sensitive to adverse economic conditions, including the issuer’s financial condition or stresses in its industry.

•                  Cash Position Risk  To the extent the Series holds assets in cash and cash equivalents and not in the investments described above, the ability of the Fund to meet its objective may be limited.

•                  Liquidity Risk  Lack of a ready market or restrictions on resale may limit the Series ability to sell a security at an advantageous time or price. In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

•                  Natural Resources Investment Risk  Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

RS Asset Allocation VIP Series

INVESTMENT OBJECTIVE Long-term total investment return consistent with moderate investment risk. Total investment return consists of income and changes in the market value of the Series’ investments.

PRINCIPAL INVESTMENT STRATEGIES The Series allocates its assets among three broad classes of investments: U.S. common stocks and convertible securities; investment grade bonds and other debt obligations; and cash and money market instruments. The Series currently operates primarily as a “fund of funds” by investing in other funds in RS Variable Products Trust. The Series may also invest in individual securities.

Guardian Investor Services LLC (“GIS”), the sub-adviser of the Series, uses its own theoretical models to decide how much to invest  in each asset class; GIS considers a “neutral position” to be an investment of 60% of the Series’ assets in equity investments and 40% in debt investments. Changes from the neutral position are expected to be modest and gradual, but there is no limit on the amount of assets that can be moved at any one time. The Series is not required to maintain any minimum or maximum investment in any asset class.

GIS will invest in a particular underlying Series based on the portfolio manager’s view of current economic and market conditions. GIS’s investment models evaluate information about the economy and the markets daily to provide “signals” about portfolio allocations. GIS makes portfolio allocations among equities, debt securities and cash after assessing the relative values of these different types of  investments under prevailing market conditions, taking into account the risks associated with each type of securities. For example, the Series may invest primarily in equity securities when corporate profitability and growth appear to GIS to be strong, or increase the allocation in debt securities when the models suggest that stocks are generally overvalued or that the interest rate environment makes bonds more attractive. The Series will invest in a particular underlying fund based on the portfolio manager’s view of current economic and market conditions, as well as a review of the underlying funds’ investment objective and policies.

The Series does not have to pay any sales charges when it invests in other Series. Investors in the Series should understand that they will pay indirectly for certain expenses of the underlying funds in which RS Asset Allocation VIP Series invests, in addition to the expenses of RS Asset Allocation VIP Series.

PRINCIPAL INVESTMENTS The Series currently operates primarily as a “fund of funds.” The Series generally invests in Class I shares of other funds in RS Variable Products Trust. The equity or stock portion of the Series portfolio is usually invested in RS S&P 500 Index VIP Series, which tracks the performance of the S&P 500 Index, and/or RS Core Equity VIP Series. The debt or bond portion may be invested in RS Investment Quality Bond VIP Series, and the money market portion may be invested in RS Cash Management VIP Series. The Series also may invest in individual securities when the portfolio manager believes such an investment would be appropriate.

The Series may use special techniques, such as the use of futures contracts and options, in order to implement changes in the exposure of the Series to different asset classes quickly, pending changes in the portfolio investments of the Series.

As a temporary defensive strategy, the Series may invest some or all of its assets in debt obligations, including U.S. government securities, investment grade corporate bonds, commercial paper, repurchase agreements, and cash equivalents.

PRINCIPAL RISKS You could lose some or all of your investment in the Series. Among the principal risks of investing in the Series, which could adversely affect its net asset value and total return, are:

•                  Equity Securities Risk The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

•                  Foreign Securities Risk  Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates, and the risk that a foreign government could regulate foreign exchange transactions.

•                  Overweighting Risk  Overweighting investments in an industry or sector in relation to the Series’ benchmark increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

•                  Underweighting Risk  If the Series underweights its investment in an industry or sector in relation to the Series’ benchmark, the Series will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

•                  Derivatives Risk  Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Series may not be able to close-out a derivative transaction at a favorable time or price.

•                  Interest Rate Risk The value of the debt obligations in the funds in which the Series may invest may vary according to changes in interest rates. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Usually the price of bonds that must be repaid over longer time periods fluctuate more than shorter-term bonds. Some debt securities, such as mortgage-backed and asset-backed securities, may be more sensitive to interest rate changes than other bonds.

•                  Credit Risk  Investors face the risk that the issuer of debt cannot pay interest or principal on the money owed. U.S. government securities are substantially protected from financial or credit risk since they are backed by the full faith and credit of the U.S. government. However, certain agency obligations, while of the highest credit quality, do not have this guarantee.

•                  Prepayment Risk  A debt security held by a fund  in which the Series invests could be repaid or “called” before the money is due, and such Series may be required to reinvest the proceeds of the prepayment at lower interest rates. Intermediate-term and long-term bonds commonly provide protection against this possibility, but mortgage backed securities do not. Mortgage-backed securities are more sensitive to the risks of prepayment because they can be prepaid whenever their underlying collateral is prepaid.

•                  Extension Risk As a result of rising interest rates, the issuer of a security may exercise its right to pay principal later than scheduled, which may lock in a below market interest rate and reduce the value of the security.

•                  Issuer Risk The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•                  Mortgage and Asset-backed Securities Risk Mortgage- and asset-backed securities are subject to a number of risks described elsewhere in this Prospectus/Proxy Statement, such as credit risk and liquidity risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. Moreover, although some mortgage-backed securities are backed by the full faith and credit of the U.S. government, some mortgage-backed securities, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation (commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of a U.S. government agency or a private entity, and as such are neither guaranteed nor insured by the U.S. government.

•                  High Yield/Junk Bond Risk  Lower-quality debt securities may be issued by companies without a long track record of sales and earnings, or those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal. Lower-quality debt securities can be more sensitive to adverse economic conditions, including the issuer’s financial condition or stresses in its industry.

•                  Cash Position Risk  To the extent the Series holds assets in cash and cash equivalents and not in investments described above, the ability of the Series to meet its objective may be limited.

•                  Security Selection Risk The sub-adviser must try to determine the proper mix of securities in order to meet a Series’ investment objectives. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Series.

Investors should review the principal risks of investing in RS S&P 500 Index VIP Series, RS Core Equity VIP Series, RS Investment Quality Bond VIP Series, and RS Cash Management VIP Series, because the Series’ investments will often include shares of those Series.

RS S&P 500 Index VIP Series

INVESTMENT OBJECTIVE  To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), which emphasizes securities issued by large U.S. companies.

PRINCIPAL INVESTMENT STRATEGIES  The Series invests primarily in stocks of companies included in the S&P 500. In order to replicate the performance of the S&P 500, the sub-adviser of the Series, Guardian Investor Services LLC (“GIS”), purchases and maintains all or a representative sampling of the securities included in the S&P 500. Because the Series is intended to track the performance of the S&P 500, GIS does not actively determine the stock selection or sector allocation. The securities selected for the portfolio are those securities that are included in the S&P 500, in approximately the same percentages as such securities that are included in the S&P 500. The percentage weighting of a particular security in the S&P 500 is determined by that security’s relative total market capitalization.

“S&P®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Series. The Series is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Series.

PRINCIPAL INVESTMENTS  The Series normally invests at least 95% of its net assets in the stocks of companies included in the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks selected by Standard & Poor’s as representative of a broad range of industries within the U.S. economy, including foreign securities. The S&P 500 is comprised primarily of stocks issued by large capitalization companies. The securities selected for the portfolio are those securities that are included in the S&P 500, in approximately the same percentages as those securities are included in the index. The percentage weighting of a particular security in the S&P 500 is determined by that security’s relative total market capitalization—which is the market price per share of the security multiplied by the number of shares outstanding. In order to track the S&P 500 as closely as possible, the Series attempts to remain fully invested in stocks.

The Series may also enter into derivative transactions, such as futures and options contracts, as a substitute for the purchase or sale of securities or when there are large cash inflows into the Series. The Series may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

PRINCIPAL RISKS  You could lose some or all of your investment in the Series. Among the principal risks of investing in the Series, which could adversely affect its net asset value and total return are:

•                  Equity Securities Risk  The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

•                  Index Risks  There is no assurance that the Series will track the performance of the S&P 500 perfectly. The ability of the Series to track the index may be affected by Series expenses, the amount of cash and cash equivalents held in the Series’ portfolio, and the frequency and timing of shareholder purchases and sales of Series shares. The index may not contain the appropriate mix of securities for any particular economic cycle and the timing of movements from one type of security to another in seeking to replicate the index could have a negative effect on the Series. Unlike an actively managed fund, the portfolio manager does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that based upon market and economic conditions, the performance of the Series could be lower than other types of mutual funds that may actively shift their portfolio assets in order to take advantage of market opportunities or to lessen the impact of a market decline.

•                  Foreign Securities Risk  Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates, and the risk that a foreign government could regulate foreign exchange transactions.

•                  Portfolio Turnover Risk  Frequent purchases and sales of portfolio securities involve expenses.  In addition, to the extent that the shares of the Series are held by an asset allocation fund, reallocations of the asset allocation fund’s investments may cause the Series to have to sell portfolio securities in order to honor redemption requests or invest large amounts of cash at times when it would not otherwise do so, which could have adverse effects on the performance of the Series, and increase transaction costs.

•                  Derivatives Risk  Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Series may not be able to close-out a derivative transaction at a favorable time or price.

•                  Cash Position Risk  To the extent the Series holds assets in cash and cash equivalents and not in investments described above, the ability of the Series to meet its objective may be limited.

RS International Growth VIP Series

INVESTMENT OBJECTIVE Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income, which may vary depending on factors such as the location of the investments.

PRINCIPAL INVESTMENT STRATEGIES  The investment philosophy of Baillie Gifford Overseas Limited (“BG Overseas”), the investment sub-sub-adviser of the Series seeks to add value through active management by making long-term investments in businesses that BG Overseas believes are well-managed, quality businesses that enjoy sustainable, competitive advantages in their marketplace.

BG Overseas’ investment style primarily uses a bottom-up, stock driven approach, with the objective of selecting stocks that BG Overseas believes can sustain an above-average growth rate and trade at a reasonable price.

Companies are screened for quality first; valuation is a secondary consideration. BG Overseas looks for companies it believes have attractive industry backgrounds, strong competitive positions within those industries, high quality earnings, and a positive approach towards shareholders. The main fundamental factors BG Overseas considers when analyzing companies in this bottom-up analysis (in order of importance) are:

•                  earnings growth;

•                  cash flow growth;

•                  profitability;

•                  debt and interest cover; and

•                  valuation.

To determine how to allocate the Series’ assets geographically, BG Overseas evaluates economic, market, and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments, and political and social conditions.

Portfolio Manager. R. Robin Menzies, the portfolio manager for RS International Growth VIP Series, works with the investment management teams at BG Overseas, who make the securities selections for the Series, and an investment policy committee of the firm which reviews geographical allocations. Mr. Menzies, as coordinator, has responsibility for reviewing the overall composition of the Series’ portfolio to ensure its compliance with its stated investment objective and strategies.

PRINCIPAL INVESTMENTS The Series normally invests at least 80% of the value of the Series’ net assets in common stocks and convertible securities issued by companies domiciled outside of the United States. The Series does not usually focus its investments in a particular industry or country. In constructing the portfolio, BG Overseas normally takes into account the industry and country allocations in the Morgan Stanley Capital International (MSCI) Growth Index for Europe, Australasia, and Far East (EAFE). A significant part of the Series’ assets will normally be divided among Continental Europe, the United Kingdom, Japan, and Asia (including Australia and New Zealand). However, there are no limitations on how much money the Series can invest in any one country. Up to 10% of the Series’ total assets may be invested in countries in emerging markets when BG Overseas believes it would be appropriate to do so.

The Series may also invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. The Series may hold cash in U.S. dollars or foreign currencies. To attempt to protect against adverse changes in currency exchange rates, the Series may use special techniques such as forward foreign currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Series will purchase such contracts only as an attempt to hedge against changes in currency exchange rates affecting the values of securities which the Series holds or intends to purchase.

As a temporary defensive measure, if BG Overseas believes investing in foreign equity securities is too risky, the Series may significantly alter its portfolio by investing, without any percentage limit, in foreign or U.S. investment grade, non-convertible preferred stocks, bonds, government securities, or money market instruments. To the extent the Series assumes a temporary defensive position, it may not achieve its investment objective during that time.

PRINCIPAL RISKS You could lose some or all of your investment in the Series. Among the principal risks of investing in the Series, which could adversely affect its net asset value and total return are:

•                  Equity Securities Risk  The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

•                  Foreign Securities Risk  Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates, and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

•                  Currency Risk  The Fund may hold cash in U.S. dollars or foreign currencies. When the Fund buys securities denominated in the currency of a foreign country, you face special risks. There will be changes in currency exchange rates, and foreign governments could regulate foreign exchange transactions. To attempt to protect against adverse changes in currency exchange rates, the Fund may use special techniques such as forward foreign currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Fund will purchase such contracts only as an attempt to hedge against changes in currency exchange rates affecting the values of securities which the Fund holds or intends to purchase.

•                  Small Companies Risk  Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

•                  Emerging Markets Risk To the extent that the Series invests in emerging markets, there are special risks in addition to the general risks of investing abroad. These risks include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, and possible trade barriers.

•                  Investment Style Risk  A mutual fund investing principally in growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

•                  Portfolio Turnover Risk  Frequent purchases and sales of portfolio securities involve expenses.

•                  Liquidity Risk  Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price.  In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

•                  Cash Position Risk  To the extent the Series holds assets in cash and cash equivalents and not in investments described above, the ability of the Series to meet its objective may be limited.

•                  Derivatives Risk  Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Series may not be able to close-out a derivative transaction at a favorable time or price.

•                  Security Selection Risk The sub-adviser must try to determine the proper mix of securities in order to meet a Series’ investment objectives. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Series.

RS Emerging Markets VIP Series

INVESTMENT OBJECTIVE  Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income, which may vary depending on factors such as the location of the investments.

PRINCIPAL INVESTMENT STRATEGIES  The investment philosophy of Baillie Gifford Overseas Limited (“BG Overseas”), the Series’ investment sub-sub-adviser, seeks to add value through active management by making long-term investments in businesses it believes are well-managed and enjoy sustainable, competitive advantages in their marketplace.

BG Overseas’ investment style primarily uses a bottom-up, stock driven approach to country and asset allocation, with the objective of selecting stocks that BG Overseas believes can sustain an above-average growth rate and trade at a reasonable price.

Companies are screened for quality first; valuation is a secondary consideration. BG Overseas looks for companies it believes have attractive industry backgrounds, strong competitive positions within those industries, high quality earnings and a positive approach towards shareholders. The main fundamental factors BG Overseas considers when analyzing companies in this bottom-up analysis (in order of importance) are:

•                  earnings growth;

•                  cash flow growth;

•                  profitability;

•                  debt and interest cover; and

•                  valuation.

Portfolio Manager. Edward H. Hocknell, the portfolio manager for RS Emerging Markets VIP Series, works with the investment management teams at BG Overseas, who make the securities selections for the Series, and an investment policy committee of the firm which reviews geographical allocations. Mr. Hocknell, as coordinator, has responsibility for reviewing the overall composition of the Series’ portfolio to ensure its compliance with its stated investment objective and strategies.

PRINCIPAL INVESTMENTS  The Series normally invests at least 80% of its net assets in securities of emerging markets companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. The Series defines an emerging market country as one whose economy or markets are considered by the International Finance Corporation and the World Bank to be emerging or developing, as well as any country classified by the United Nations as developing. The Series defines an emerging market company as one that is organized under the laws of, or has its principal office in, an emerging market country; derives 50% or more of its revenue from goods produced, services performed, or sales made in emerging market countries; or for which the principal securities market is located in an emerging market country. In constructing the portfolio, BG Overseas takes into account the industry and country allocations in the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index.

The Series may invest up to 20% of the Series’ net assets in bonds and other types of debt securities issued by governments in emerging market countries; stocks and debt securities issued by companies or governments in developed countries; and cash or money market instruments. Investment rating agencies in the United States often consider bonds issued in emerging market countries to be below investment grade (commonly referred to as junk bonds). The Series may invest up to 10% of the Series’ assets in below investment grade securities.

The Series may hold cash in U.S. dollars or foreign currencies. To attempt to protect against adverse changes in currency exchange rates, the Series may use special techniques such as forward foreign currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Series will purchase such contracts only as an attempt to hedge against changes in currency exchange rates affecting the values of securities which the Series holds or intends to purchase.

As a temporary defensive strategy, the Series may significantly change its portfolio if BG Overseas believes that political or economic conditions make investing in emerging market countries too risky. In this case, the Series may acquire foreign or U.S. investment grade, nonconvertible preferred stocks, bonds, government securities, and money market instruments. To the extent the Series assumes a temporary defensive position, it may not achieve its investment objective during that time.

PRINCIPAL RISKS You could lose some or all of your investment in the Series. Among the principal risks of investing in the Series, which could adversely affect its net asset value and total return are:

•                  Equity Securities Risk  The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

•                  Currency Risk  The Fund may hold cash in U.S. dollars or foreign currencies. When the Fund buys securities denominated in the currency of a foreign country, you face special risks. There will be changes in currency exchange rates, and foreign governments could regulate foreign exchange transactions. To attempt to protect against adverse changes in currency exchange rates, the Fund may use special techniques such as forward foreign currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Fund will purchase such contracts only as an attempt to hedge against changes in currency exchange rates affecting the values of securities which the Fund holds or intends to purchase.

•                  Foreign Securities Risk  Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Series buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates, and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Series.

•                  Emerging Markets Risk An investment in this Series is considered speculative because investing in emerging markets is riskier than investing in more developed markets. In addition to the risks associated with investing in foreign securities discussed above, there are special risks associated with investments in emerging markets in addition to the general risks of investing abroad. These risks include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets and possible trade barriers.

•                  Small Companies Risk  Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

•                  Investment Style Risk  A mutual fund investing principally in growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

•                  Interest Rate Risk The value of the debt obligations in the Series may vary according to changes in interest rates. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Usually the price of bonds that must be repaid over longer time periods fluctuate more than shorter-term bonds. Some debt securities, such as mortgage-backed and asset-backed securities, may be more sensitive to interest rate changes than other bonds.

•                  Credit Risk  Investors face the risk that the issuer of debt cannot pay interest or principal on the money owed. U.S. government securities are substantially protected from financial or credit risk since they are backed by the full faith and credit of the U.S. government. However, certain agency obligations, while of the highest credit quality, do not have this guarantee.

•                  High Yield/Junk Bond Risk  Lower-quality debt securities may be issued by companies without a long track record of sales and earnings, or those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal. Lower-quality debt securities can be more sensitive to adverse economic conditions, including the issuer’s financial condition or stresses in its industry.

•                  Portfolio Turnover Risk  Frequent purchases and sales of portfolio securities involve expenses.

•                  Liquidity Risk  Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price.  In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

•                  Cash Position Risk  To the extent the Series holds assets in cash and cash equivalents and not in investments described above, the ability of the Series to meet its objective may be limited.

•                  Derivatives Risk  Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Series may not be able to close-out a derivative transaction at a favorable time or price.

•                  Security Selection Risk The sub-adviser must try to determine the proper mix of securities in order to meet a Series’ investment objectives. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Series.

RS Investment Quality Bond VIP Series

INVESTMENT OBJECTIVE  To secure maximum current income without undue risk to principal. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES The Series invests primarily in investment grade securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. Government and its agencies.

Guardian Investors Services, LLC, (“GIS”), the sub-adviser of the Series, allocates the Series’ investments among the various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Series normally diversifies its asset allocations broadly among the debt securities markets, but may emphasize some sectors over others based on their attractiveness relative to each other. Within sector allocations, GIS selects individual securities by considering the following characteristics:

•                  the yield paid by the security;

•                  potential appreciation in the value of the security;

•                  the credit quality of the issuer;

•                  maturity; and

•                  the degree of risk associated with a specific security, relative to other securities in the sector.

The Series seeks to maintain an intermediate duration (between 3 and 10 years), but may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment grade debt markets. Duration is a measure of a bond price’s sensitivity to changes in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of five years would be expected to fall approximately 5% if rates were to rise by one percentage point.

PRINCIPAL INVESTMENTS The Series normally invests at least 80% of its net assets in investment grade debt securities. Debt securities may include, for example, corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, and obligations of the U.S. government and its agencies and instrumentalities. An investment grade security is one that is rated by Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Group, Baa or BBB, respectively, or higher, or if unrated, that has been determined by GIS to be of comparable quality. The Series may invest in lower-rated debt securities, commonly known as junk bonds; normally less than 10% of the Series’ assets will be invested in lower-rated securities.

The Series may also invest up to 10% of the value of its net assets in foreign securities denominated in U.S. dollars, including so-called Yankee securities, which are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars.

The Series may engage in dollar roll and reverse repurchase agreement transactions. The Series may also enter into derivative transactions, such as index futures contracts, Treasury futures contracts, Eurodollar futures contracts, and interest rate swap agreements, in order to manage its exposure to interest rate risk or as a substitute for investments directly in debt securities. Use of any of these investment techniques may have the effect of creating investment leverage in the Series’ portfolio.

PRINCIPAL RISKS You could lose some or all of your investment in the Series. Among the principal risks of investing in the Series, which could adversely affect its net asset value and total return are:

•                  Interest Rate Risk The value of the debt obligations in the Series may vary according to changes in interest rates. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Usually the price of bonds that must be repaid over longer time periods fluctuate more than shorter-term bonds. Some debt securities, such as mortgage-backed and asset-backed securities, may be more sensitive to interest rate changes than other bonds.

•                  Credit Risk  Investors face the risk that the issuer of debt cannot pay interest or principal on the money owed. U.S. government securities are substantially protected from financial or credit risk since they are backed by the full faith and credit of the U.S. government. However, certain agency obligations, while of the highest credit quality, do not have this guarantee.

•                  Prepayment Risk  A debt security held by the Series could be repaid or “called” before the money is due, and the Series may be required to reinvest the proceeds of the prepayment at lower interest rates. Intermediate-term and long-term bonds commonly provide protection against this possibility, but mortgage-backed securities do not. Mortgage-backed securities are more sensitive to the risks of prepayment because they can be prepaid whenever their underlying collateral is prepaid.

•                  Zero-coupon Securities Risk  Because they do not pay interest, the Series’ investments in zero coupon securities may fluctuate in value more than interest-bearing securities.

•                  Foreign Securities Risk  Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

•                  Extension Risk As a result of rising interest rates, the issuer of a security may exercise its right to pay principal later than scheduled, which may lock in a below market interest rate and reduce the value of the security.

•                  Issuer Risk The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•                  Mortgage and Asset-backed Securities Risk Mortgage- and asset-backed securities are subject to a number of risks described elsewhere in this Prospectus/Proxy Statement, such as credit risk and liquidity risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. Moreover, although some mortgage-backed securities are backed by the full faith and credit of the U.S. government, some mortgage-backed securities, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation (commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of a U.S. government agency or a private entity, and as such are neither guaranteed nor insured by the U.S. government.

•                  High Yield/Junk Bond Risk  Lower-quality debt securities may be issued by companies without a long track record of sales and earnings, or those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal. Lower-quality debt securities can be more sensitive to adverse economic conditions, including the issuer’s financial condition or stresses in its industry.

•                  Portfolio Turnover Risk  Frequent purchases and sales of portfolio securities involve expenses.  In addition, to the extent that the shares of the Series are held by an asset allocation fund, reallocations of the asset allocation fund’s investments may cause the Series to have to sell portfolio securities in order to honor redemption requests or invest large amounts of cash at times when it would not otherwise do so, which could have adverse effects on the performance of the Series, and increase transaction costs.

•                  Liquidity Risk  Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price.  In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

•                  Cash Position Risk  To the extent the Series holds assets in cash and cash equivalents and not in investments described above, the ability of the Series to meet its objective may be limited.

•                  Derivatives Risk  Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Series may not be able to close-out a derivative transaction at a favorable time or price.

•                  Security Selection Risk The investment adviser and sub-adviser must try to determine the proper mix of securities in order to meet a Series’ investment objectives. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Series.

RS Low Duration Bond VIP Series

INVESTMENT OBJECTIVE  A high level of current income consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES  The Series invests primarily in investment grade securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. Government and its agencies.

Guardian Investor Services LLC (“GIS”), the sub-adviser of the Series, allocates the Series’ investments among various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Series usually diversifies its asset allocations broadly among the debt securities markets, but may emphasize some sectors over others based on what GIS believes to be their attractiveness relative to each other. Within sector allocations, GIS selects individual securities by considering the following characteristics:

•                  the yield paid by the security;

•                  potential appreciation in the value of the security;

•                  the credit quality of the issuer;

•                  maturity; and

•                  the degree of risk associated with a specific security, relative to other securities in the sector.

The Series seeks to maintain a low duration, but may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment grade debt markets. The Series tends to have an average duration within a range of between 1 and 3 years and an average maturity of 1 to 3 years. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point.

PRINCIPAL INVESTMENTS  The Series normally invests at least 80% of its net assets in debt securities, which may include, for example, corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. Government and its agencies and instrumentalities. An investment grade security is one that is rated by Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Group, Baa or BBB, respectively, or higher, or if unrated, that has been determined by GIS to be of comparable quality. The Series may invest in lower-rated debt securities, commonly known as junk bonds; normally less than 10% of the Series’ assets will be invested in lower-rated securities.

The Series may also invest up to 10% of the value of its net assets in foreign securities denominated in U.S. dollars, including so-called Yankee securities, which are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars.

The Series may engage in dollar roll and reverse repurchase agreement transactions. The Series may also enter into derivative transactions, such as index futures contracts, Treasury futures contracts, Eurodollar futures contracts, and interest rate swap agreements, in order to manage its exposure to interest rate risk or as a substitute for investments directly in debt securities. Use of any of these investment techniques may have the effect of creating investment leverage in the Series’ portfolio.

PRINCIPAL RISKS  You could lose some or all of your investment in the Series. Among the principal risks of investing in the Series, which could adversely affect its net asset value and total return are:

•                  Interest Rate Risk The value of the debt obligations in the Series may vary according to changes in interest rates. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Usually the price of bonds that must be repaid over longer time periods fluctuate more than shorter-term bonds. Some debt securities, such as mortgage-backed and asset-backed securities, may be more sensitive to interest rate changes than other bonds.

•                  Credit Risk  Investors face the risk that the issuer of debt cannot pay interest or principal on the money owed. U.S. government securities are substantially protected from financial or credit risk since they are backed by the full faith and credit of the U.S. government. However, certain agency obligations, while of the highest credit quality, do not have this guarantee.

•                  Prepayment Risk  A debt security held by the Series could be repaid or “called” before the money is due, and the Series may be required to reinvest the proceeds of the prepayment at lower interest rates. Intermediate-term and long-term bonds commonly provide protection against this possibility, but mortgage backed securities do not. Mortgage-backed securities are more sensitive to the risks of prepayment because they can be prepaid whenever their underlying collateral is prepaid.

•                  Foreign Securities Risk  Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

•                  Extension Risk As a result of rising interest rates, the issuer of a security may exercise its right to pay principal later than scheduled, which may lock in a below market interest rate and reduce the value of the security.

•                  Issuer Risk The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•                  Mortgage and Asset-backed Securities Risk Mortgage- and asset-backed securities are subject to a number of risks described elsewhere in this prospectus, such as credit risk and liquidity risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. Moreover, although some mortgage-backed securities are backed by the full faith and credit of the U.S. government, some mortgage-backed securities, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation (commonly known as ‘‘Fannie Mae’’ and ‘‘Freddie Mac’’), are backed only by the credit of a U.S. government agency or a private entity, and as such are neither guaranteed nor insured by the U.S. government.

•                  High Yield/Junk Bond Risk  Lower-quality debt securities may be issued by companies without a long track record of sales and earnings, or those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal. Lower-quality debt securities can be more sensitive to adverse economic conditions, including the issuer’s financial condition or stresses in its industry.

•                  Portfolio Turnover Risk  Frequent purchases and sales of portfolio securities involve expenses.

•                  Liquidity Risk  Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price.  In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

•                  Cash Position Risk  To the extent the Series holds assets in cash and cash equivalents and not in investments described above, the ability of the Series to meet its objective may be limited.

•                  Derivatives Risk  Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Series may not be able to close-out a derivative transaction at a favorable time or price.

•                  Security Selection Risk The sub-adviser must try to determine the proper mix of securities in order to meet a Series’ investment objectives. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Series.

RS High Yield Bond VIP Series

INVESTMENT OBJECTIVE  To seek current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES  The Series invests primarily in securities, including high yield corporate bonds, convertible bonds, and other debt securities, that are rated below investment grade by nationally recognized statistical ratings organizations at the time of purchase, or if unrated, have been determined by GIS to be of comparable quality.

Guardian Investor Services LLC (“GIS”), the sub-adviser of the Series, considers several factors in purchasing and selling securities relative to the price of the security, such as:

•                  the earnings patterns of the issuer;

•                  the financial history of the issuer;

•                  the management structure of the issuer; and

•                  the general prospects of the issuer.

GIS considers the duration and maturity of the Series’ portfolio; however, these factors are a lesser consideration than credit and yield considerations, due to of the nature of the high yield securities in which the Series invests. There is no lower limit on the rating of securities that may be in the Series. Some of the securities that the Series buys and holds may be in default, giving them a lower rating.

PRINCIPAL INVESTMENTS  The Series normally invests at least 80% of its net assets in debt securities that, at the time of purchase, are rated below investment grade, commonly known as junk bonds. A security will be considered to be rated below investment grade if it is rated by Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Group Ba1 or BB+, respectively, or lower, or if unrated, has been determined by GIS to be of comparable quality. The debt securities in which the Series invests may include, for example, corporate bonds, mortgage-backed and asset-backed securities, zero coupon bonds, “pay-in-kind” securities, and convertible bonds. The Series may invest in corporate bonds issued in connection with highly leveraged transactions such as mergers, leveraged buy-outs, recapitalizations, and acquisitions.

The Series may invest in common and preferred stocks, and warrants to purchase common stocks, bonds or other securities; typically not more than 20% of the Series’ assets will be invested in these types of securities.

The Series also may invest up to 35% of the value of its net assets in foreign securities denominated in U.S. dollars, including so-called Yankee securities, which are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars.

The Series may also enter into derivative transactions, such as index futures contracts, Treasury futures contracts,  Eurodollar futures contracts, and interest rate swap agreements, in order to manage its exposure to interest rate risk or as a substitute for investments directly in debt securities. Use of any of these investment techniques may have the effect of creating investment leverage in the Series’ portfolio.

As a temporary defensive strategy, the Series may invest some or all of its assets in investment grade debt obligations, including U.S. government securities, investment grade corporate bonds, commercial paper, repurchase agreements, and cash equivalents. To the extent the Series assumes a temporary defensive position, it may not pursue its investment objective during that time.

PRINCIPAL RISKS  You could lose some or all of your investment in the Series. Among the principal risks of investing in the Series, which could adversely affect its net asset value and total return are:

•                  High Yield/Junk Bond Risk  Lower-quality debt securities may be issued by companies without a long track record of sales and earnings, or those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal. Lower-quality debt securities can be more sensitive to adverse economic conditions, including the issuer’s financial condition or stresses in its industry.

•                  Interest Rate Risk The value of the debt obligations in the Series may vary according to changes in interest rates. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Usually the price of bonds that must be repaid over longer time periods fluctuate more than shorter-term bonds. Some debt securities, such as mortgage-backed and asset-backed securities, may be more sensitive to interest rate changes than other bonds.

•                  Credit Risk  Investors face the risk that the issuer of debt cannot pay interest or principal on the money owed. U.S. government securities are substantially protected from financial or credit risk since they are backed by the full faith and credit of the U.S. government. However, certain agency obligations, while of the highest credit quality, do not have this guarantee.

•                  Prepayment Risk  A debt security held by the Series could be repaid or “called” before the money is due, and the Series may be required to reinvest the proceeds of the prepayment at lower interest rates. Intermediate-term and long-term bonds commonly provide protection against this possibility, but mortgage-backed securities do not. Mortgage-backed securities are more sensitive to the risks of prepayment because they can be prepaid whenever their underlying collateral is prepaid.

•                  Foreign Securities Risk  Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

•                  Extension Risk As a result of rising interest rates, the issuer of a security may exercise its right to pay principal later than scheduled, which may lock in a below market interest rate and reduce the value of the security.

•                  Issuer Risk The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•                  Mortgage and Asset-backed Securities Risk Mortgage- and asset-backed securities are subject to a number of risks described elsewhere in this Prospectus/Proxy Statement, such as credit risk and liquidity risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. Moreover, although some mortgage-backed securities are backed by the full faith and credit of the U.S. government, some mortgage-backed securities, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation (commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of a U.S. government agency or a private entity, and as such are neither guaranteed nor insured by the U.S. government.

•                  Portfolio Turnover Risk  Frequent purchases and sales of portfolio securities involve expenses.

•                  Liquidity Risk  Lack of a ready market or restrictions on resale may limit the ability of the Series to sell a security at an advantageous time or price.  In addition, the Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price.

•                  Cash Position Risk  To the extent the Series holds assets in cash and cash equivalents and not in investments described above, the ability of the Series to meet its objective may be limited.

•                  Derivatives Risk  Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Series may not be able to close-out a derivative transaction at a favorable time or price.

•                  Security Selection Risk The sub-adviser must try to determine the proper mix of securities in order to meet a Series’ investment objectives. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Series.

RS Cash Management VIP Series

INVESTMENT OBJECTIVE  To seek as high a level of current income as is consistent with preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES  The Series is a money market fund. Guardian Investor Services LLC (“GIS”), the sub-adviser of the Series, primarily selects investments that present minimal credit risk, as determined by GIS, in accordance with guidelines established by the Board of Trustees. GIS selects investments that have remaining maturities of 397 days or less, or that have a rate of interest that is readjusted at least once every 397 days. The Series seeks to maintain a dollar-weighted average portfolio maturity of 90 days or less.

PRINCIPAL INVESTMENTS  The Series normally invests in money market instruments denominated in U.S. dollars, which may include, for example, U.S. Government securities, commercial paper, repurchase agreements, as well as certificates of deposit and short-term obligations issued by banks or savings and loan associations. The Series may invest up to 25% of its net assets in U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. banks and by U.S. branches of foreign banks—provided that GIS believes each bank’s net worth is at least $100 million.

The Series typically invests in securities that are rated in the highest short-term rating by at least two nationally recognized statistical ratings organizations or, where only one ratings organization has assigned a rating to the securities, the securities were assigned the highest rating by such ratings organization. No more than 5% of the value of the Series’ assets may be invested in securities rated lower than the highest short-term rating by such ratings organization or organizations, as the case may be.

The Series may not invest more than 5% of the Series’ assets in the securities of any one issuer, except for securities issued by the U.S. government or U.S. government agencies.

PRINCIPAL RISKS  You could lose some or all of your investment in the Series. The return on money market instruments is typically lower than the return on stocks or bonds. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Series. Among the principal risks of investing in the Series, which could adversely affect its net asset value and total return are:

•                  Interest Rate Risk The value of the debt securities in the Series may vary according to changes in interest rates. When interest rates rise, debt securities prices generally fall, and when interest rates fall debt securities prices generally rise.

•                  Credit Risk  Investors face the risk that the issuer of debt securities cannot pay interest or principal on the money owed. U.S. government securities are substantially protected from financial or credit risk since they are backed by the full faith and credit of the U.S. government. However, certain agency obligations, while of the highest credit quality, do not have this guarantee.

•                  Income Risk The income of the Series is based on short-term interest rates, which may fluctuate over short periods of time; income received by the Series may decrease as a result of a decline in interest rates.

•                  Foreign Securities Risk  Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

•                  Issuer Risk The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

******

With respect to each of the foregoing Series, when used in connection with a statement regarding the investment of 80% of the value of a Series’ net assets, RS Investments or the applicable sub-adviser defines “assets” to include the Series’ net assets plus any borrowings made for investment purposes.

II. Summary Description of Certain Principal Risks

Cash Position Risk  A Series may hold any portion of its assets in cash or cash equivalents at any time, or for an extended time. A Series’ investment adviser or sub-adviser, as applicable, will determine the amount of a Series’ assets to be held in cash or cash equivalents in its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of a Series’ assets invested in cash and cash equivalents may at times exceed 25% of the Series’ net assets. To the extent a Series holds assets in cash and otherwise uninvested, the ability of such Series to meet its objective may be limited.

Credit Risk The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Series owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer’s securities.

Credit risk is generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment. Credit rating agencies base their ratings largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

Currency Risk  The Fund may hold cash in U.S. dollars or foreign currencies. When the Fund buys securities denominated in the currency of a foreign country, you face special risks. There will be changes in currency exchange rates, and foreign governments could regulate foreign exchange transactions. To attempt to protect against adverse changes in currency exchange rates, the Fund may use special techniques such as forward foreign currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Fund will purchase such contracts only as an attempt to hedge against changes in currency exchange rates affecting the values of securities which the Fund holds or intends to purchase.

Derivatives Risk   Derivatives are financial contracts whose value depends on, or derives from, the value of an underlying asset, reference rate, or index. The Series’ use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Series’ adviser or sub-adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when the Series invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Series will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and willingness of a Series’ counterparty to perform its obligations under the transaction. The Series may be required to segregate certain of its assets on the books of its custodian in respect of derivatives transactions entered into by the Series. See the applicable Series’ SAI for more information.

Emerging Markets Risk Emerging market countries may have higher relative rates of inflation than developed countries, and may be more likely to experience political unrest and economic instability. Many emerging market countries have experienced substantial rates of inflation for many years, which may have adverse effects on the economies and securities markets of those countries. The result could be expropriation of assets, which could wipe out the entire value of a Series’ investment in that market. Countries heavily dependent on trade face additional threats from the imposition of trade barriers and other protectionist measures. Emerging market countries have a greater risk of currency depreciation or devaluation relative to the U.S. dollar, which could adversely affect any investment made by a Series.

The securities markets in emerging countries may be less developed than in other countries, causing liquidity and settlement problems, such as delays, and making it harder for a Series to buy and sell securities. Emerging market debt securities are often rated below investment grade, which increases the risk of issuer default or bankruptcy. Political and economic turmoil could raise the possibility that trading of securities will be halted. If this happens, an affected Series may ask the Securities and Exchange Commission for permission to suspend the sale of its shares during the emergency. Prior to receipt of the SEC’s determination, portfolio securities in the affected markets would be priced at fair value as determined in good faith by, or under the direction of, the Trustees.

Equity Securities Risk The market prices of equity securities owned by a Series may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of equity securities may also decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A Series may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Series’ portfolio managers view as unfavorable for equity securities.

A Series may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). If RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible although it will not necessarily be the case that a Series will invest in the IPO, even if the security is one in which a Series might not typically otherwise invest. It is possible, however, that a Series will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to the Series at all times, and the Series may not always invest in IPOs offered to them. For example, a Series may not invest in an IPO if such an offering does not meet the specific investment criteria of that Series. (In a case described above, where RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that such a Series would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on a Series’ investment performance. A Series’ investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Series makes more limited, or no, investments in IPOs.

Extension Risk   During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

Foreign Securities Risk   Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Series’ assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Series’ investments in certain foreign countries. A Series may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

High-Yield/Junk Bonds Risk  A Series may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings of certain securities held by a Series reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Series more volatile and could limit the ability of such Series to sell its securities at prices approximating the values the Series had placed on such securities. To the extent a Series invests in securities in the lower rating categories, the achievement of such Series’ goals is more dependent on such Series adviser’s investment analysis than would be the case if the Series were investing in securities in the higher rating categories.

Income Risk If the income of a Series is based on short-term interest rates, which may fluctuate over short periods of time; income received by the Series may decrease as a result of a decline in interest rates.

Index Risk  With respect to RS S&P 500 Index VIP Series, there is no assurance that RS S&P 500 Index VIP Series will track the performance of the S&P 500 perfectly. The ability of the Series to track the index may be affected by Series expenses, the amount of cash and cash equivalents held in RS S&P 500 Index VIP Series’ portfolio and the frequency and timing of shareholder purchases and sales of shares of the Series. Unlike an actively managed fund, the portfolio manager does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that based upon market and economic conditions, the performance of the Series could be lower than other types of mutual funds that may actively shift their portfolio assets in order to take advantage of market opportunities or to lessen the impact of a market decline.

Inflation/Deflation Risk Inflation risk is the risk that the Series’ assets or income from the Series’ investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Series’ portfolio could decline. Deflation risk is the risk that prices throughout the economy may decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Series’ portfolio.

Interest Rate Risk The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Series might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

Investment Style Risk  Different types of securities—such as growth style or value style securities—tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Series’ performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Issuer Risk The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of a Series to dispose of such securities at advantageous prices may be greatly limited, and a Series may have to continue to hold such securities during periods when RS Investments would otherwise have sold them. Some securities held by a Series may be restricted as to resale, and there is often no ready market for such securities. In addition, a Series, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Series to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Series might receive upon the sale of that security. It is possible that, during periods of extreme market volatility, or periods of unusually high and unanticipated levels of redemptions, a Series may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by a Series may be substantially less than if the Series had been able to sell the securities in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Series to value the securities for purposes of determining the Series’ net asset value.

Mortgage and Asset-Backed Securities Risk Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Series may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

Overweighting Risk  Overweighting investments in certain sectors or industries increases the risk that a Series will suffer a greater loss because of declines in the prices of stocks in those sectors or industries. Price declines may result from factors that affect a particular sector or industry, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

Natural Resources Investment Risk  Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Non-diversification Risk  RS Partners VIP Series is not “diversified” within the meaning of the Investment Company Act of 1940 and therefore are able to invest their assets in a more limited number of issuers than a diversified fund. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it were a diversified fund investing in a larger number of issuers. See the “Taxes” section in the SAI for more detail.

Portfolio Turnover Risk  The length of time a Series has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Series is known as “portfolio turnover.” Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Series, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the annual operating expenses of a Series but do have the effect of reducing a Series’ investment return. To the extent that the shares of the Series are held by an asset allocation fund, reallocations of the asset allocation fund’s investments may cause the Series to have to sell portfolio securities in order to honor redemption requests or invest large amounts of cash at times when it would not otherwise do so, which could have adverse effects on the performance of the Series, and increase transaction costs.

Prepayment Risk  A debt security held by the Series could be repaid or ‘‘called’’ before the money is due, and the Series may be required to reinvest the proceeds of the prepayment at lower interest rates. Intermediate-term and long-term bonds commonly provide protection against this possibility, but mortgage backed securities do not. Mortgage-backed securities are more sensitive to the risks of prepayment because they can be prepaid whenever their underlying collateral is prepaid.

Real Estate Risk To the extent that the Series is invested in underlying funds that invest in real estate investment trusts (“REITs”), the Series will be affected by conditions in the real estate market, such as overall property prices, property taxes and interest rates. REITs may decrease in value if the relevant tax laws change, or if a REIT fails to qualify for the tax-free pass-through of income. REITs are also affected by defaults by borrowers and tenants.

Risk of Substantial Redemptions  If substantial numbers of shares in the Series were to be redeemed at the same time or at approximately the same time, the Series might be required to liquidate a significant portion of its investment portfolio quickly in order to meet the redemptions. The Series might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Series’ net asset value per share; in addition, a substantial reduction in the size of the Series may make it difficult for RS Investments to execute its investment program successfully for the Series for a period following the redemptions. Similarly, the prices of the Series’ portfolio securities might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Series were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Security Selection Risk The investment adviser or sub-adviser must try to determine the proper mix of securities in order to meet a Series’ investment objectives. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Series.

Small or Midsized Companies Risk  Small and midsized companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, a Series’ investment adviser or sub-adviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of small and midsized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Series may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Underweighting Risk  If the Series underweights its investment in an industry or sector, the Series will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Zero-coupon Securities Risk  Because they do not pay interest, the Series’ investments in zero coupon securities may fluctuate in value more than interest-bearing securities.

APPENDIX C

COMPARISON OF FUNDAMENTAL INVESTMENT POLICIES

The following highlights the differences in the Funds’ fundamental investment restrictions. For purposes of this discussion, a “fundamental” investment restriction is one that may not be changed without a shareholder vote.

Guardian Funds	RS Funds
Diversification

A Fund may not make any purchase that would result in the Fund ceasing to be “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), applicable rules thereunder and any orders or interpretations of the Securities and Exchange Commission (“1940 Act, rules and orders”).

A Fund may not, as to 75% of its total assets, purchase any security (other than U.S. Government securities or securities of other investment companies), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer.

Concentration
For all Funds except The Guardian VC 500 Index Fund:	For all Funds except RS S&P 500 Index VIP Series:

A Fund may not purchase any securities other than the obligations of the U.S. government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers in the same industry.

A Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry.

For The Guardian VC S&P 500 Index Fund:	For RS S&P 500 Index VIP Series:

The Fund may not purchase any securities other than the obligations of the U.S. government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers in the same industry, except that the Fund may purchase securities in excess of this limitation to the extent necessary from time to time to replicate the composition of the Standard & Poor’s 500 Index in accordance with the Fund’s investment objective.

The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry, except that the Fund may purchase securities in excess of this limitation to the extent necessary from time to time to replicate the composition of the Standard & Poor’s 500 Index in accordance with the Fund’s investment objective.

Borrowing
A Fund may not borrow money, except to the extent permitted by the 1940 Act, rules and orders.	A Fund may not borrow money, except to the extent permitted by applicable law from time to time.

Note: The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

Senior Securities
A Fund may not issue any senior securities except as permitted by the 1940 Act, rules and orders.

A Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent a Fund is permitted to borrow money or otherwise to the extent consistent with applicable law.

Guardian Funds	RS Funds
Real Estate

A Fund may not purchase or sell real estate, although the Fund may (a) purchase and sell securities of issuers that deal in real estate, (b) purchase and sell securities that represent interests in real estate and (c) acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.”

A Fund may not purchase or sell real estate or interests in real estate, including real estate mortgage loans, although (i) it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts.

Note: For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

Commodities

A Fund may not purchase or sell commodities or commodity contracts, except to the extent permitted under applicable law without registration as a commodity pool operator under the Commodity Exchange Act (or any comparable registration under successor legislation).

A Fund may not purchase commodities, except that a Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts).

Underwriting

A Fund may not engage in the underwriting of securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of portfolio securities.

A Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

Lending

A Fund may not make loans to other persons, except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission.

A Fund may not make loans, except by purchase of debt obligations or other financial instruments in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission.

In addition to the fundamental investment restrictions discussed above, the Guardian Funds are subject to the following non-fundamental policies to which the RS Funds are not subject. A Guardian Fund may not:

1. [For all Funds except The Guardian Cash Fund] Invest in (a) securities which at the time of investment are not readily marketable, (b) securities that are restricted as to resale under federal securities laws, excluding any such securities that have been determined by the Trustees (or the person(s) designated by them to make such determinations) to be readily marketable and (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in the aggregate in securities described in (a), (b) and (c) above.

2. [For The Guardian Cash Fund only] Invest in (a) securities which at the time of investment are not readily marketable, (b) securities that are restricted as to resale under federal securities laws, excluding any such securities that have been determined by the Trustees (or the person(s) designated by them to make such determinations) to be readily marketable and (c) repurchase agreements maturing in more than seven days if, as a result, more than 10% of the Fund’s net assets (taken at current value) would be invested in the aggregate in securities described in (a), (b) and (c) above.

3. Invest in the securities of any company for the purpose of exercising control or management.

4. Purchase the securities of any other investment company, except in accordance with the 1940 Act, rules and orders.

5. Purchase securities on margin or make any short sales of securities, except as permitted by applicable law.

6. Pledge, mortgage or hypothecate the Fund’s assets, except as permitted by applicable law.

7. [For The Guardian Cash Fund only] Purchase any security other than as permitted by Rule 2a-7 under the 1940 Act and any other applicable law.

APPENDIX D

INFORMATION APPLICABLE TO THE RS FUNDS

Management of the Series

RS Investment Management Co. LLC (RS Investments), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for each of the Series. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987.

It is expected that GIS will purchase approximately 65% of the outstanding interests in RS Investments. For purposes of this Appendix D, it is assumed that the transaction in which GIS will acquire interests in RS Investments has been consummated prior to the date of this Prospectus/Proxy Statement.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Series and makes investment decisions on their behalf. With respect to Series where a sub-adviser has been retained to provide advisory services to that Series, the sub-adviser provides a continuing investment program for the Series and makes investment decisions on their behalf, subject to the general oversight of RS Investments.

RS Variable Products Trust (the “Trust”) pays all expenses not assumed by RS Investments, including, among other things: Trustees’ fees; and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

RS Investments or the relevant sub-adviser will place all orders for purchases and sales of the Series’ investments. In selecting broker-dealers, RS Investments or the sub-adviser may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more favorable terms, or at more favorable prices than a Series.

RS Investments manages other accounts with investment objectives and policies similar to those of the Series, which pay fees at rates lower than the fees paid by the Series. For the advisory fee rate payable by a Series to RS Investments, please see the management fees set forth under the Annual Fund Operating Expenses table for each Series. A discussion regarding the bases for the Board of Trustees approval of the investment advisory agreements and sub-advisory agreements for the Series will be available in the Series’ semi-annual report to shareholders for the fiscal year ending December 31, 2006.

Guardian Investor Services LLC (GIS) serves as investment sub-adviser for each of RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series. GIS is responsible for the overall investment management of the six Series, which includes buying and selling securities, choosing brokers and negotiating commissions. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is indirectly wholly owned by The Guardian Life Insurance Company of America, a New York mutual insurance company (“Guardian Life”). GIS is located at 7 Hanover Square, New York, New York 10004. GIS is the underwriter and distributor of each of the Series’ shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (GIAC). It is expected that GIS will purchase approximately 65% of the outstanding interest in RS Investments.

UBS Global Asset Management (Americas) Inc., (UBS Global AM) serves as investment sub-adviser for RS Large Cap Value VIP Series. UBS Global AM is a Delaware corporation and an investment management firm, located at One North Wacker Drive, Chicago, IL 60606. Subject to the supervision and direction of the Trust’s Board of Trustees and RS Investments, and any written guidelines adopted by the Board or RS and furnished to UBS Global AM, UBS Global AM will provide an investment program for all or a designated portion of the assets of a Series, including investment research and discretionary management with respect to all securities and investments in RS Large Cap Value VIP Series. UBS Global AM is responsible for placing purchase and sell orders with broker-dealers, which may include broker-dealers affiliated with UBS Global AM, and for negotiating commissions, if any, paid on investments and other related transactions for the portion of the Series’ assets that UBS Global AM manages, subject to review by RS Investments. UBS Global AM, a wholly owned indirect subsidiary of UBS AG, is a member of the UBS Global Asset Management business group of UBS AG (the “Group”). UBS AG is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.

Guardian Baillie Gifford Limited (GBG) and Baillie Gifford Overseas Limited (BG Overseas) serve as the investment sub-adviser and the sub-sub-adviser, respectively, for RS International Growth VIP Series and RS Emerging Markets VIP Series. BG Overseas is an investment management company based in Edinburgh, Scotland. BG Overseas is responsible for the overall investment management of the two Series, which includes buying and selling securities, choosing brokers and negotiating commissions. Guardian Life owns 51% of GBG, and the remaining 49% is owned by BG Overseas. BG Overseas is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co. manages money for institutional clients primarily within the United Kingdom. It is one of the largest independently owned investment management firms in the U.K. GBG is regulated by the Financial Services Authority, an independent regulator of investment advisory firms. GBG, BG Overseas, and Baillie Gifford & Co. are located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

Legal Matters On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS family of funds prior to GIS’s acquisition of RS Investments, entered into settlement agreements with the Securities and Exchange Commission (SEC) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments will pay disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain RS funds not offered in this Prospectus/Proxy Statement in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain funds advised by RS Investments  in the aggregate amount of approximately $5 million over a period of five years.  In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of  RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, not to serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he is chairman) for twelve months.

Steven M. Cohen, the former treasurer of the RS Investment Trust and former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P., and not any of the RS funds, will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually) and associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Series redemptions and reduced sales of Series shares, which could result in increased costs and expenses, or may otherwise adversely affect the Series.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland  on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint has been filed. The consolidated complaint includes RSIM L.P., the RS Investment Trust, and certain current or former Trustees, sub-advisers, employees, and officers of the RS Investment Trust or RSIM L.P. as  defendants.  It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and  alleges a variety of theories for recovery, including, among others, that defendants violated sections 34(b), 36(a), 36(b), and 48(a) of the Investment Company Act of 1940 and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, sections 11 and 12(a)(2) of the Securities Act of 1933 and section 10(b) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in RS funds not offered in this Prospectus/Proxy Statement and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: sections 34(b) and 36(a) of the Investment Company Act of 1940; sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and sections 26(b) and 48(a) of the Investment Company Act of 1940. As to some other RS defendants, the Court deferred until a later time any ruling on the claims arising under sections 10(b), 20(a), 36(b), and 48(a).

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Series.

Portfolio Managers

Howard W. Chin (GIS) serves as co-portfolio manager of RS Investment Quality Bond VIP Series and RS Low Duration Bond VIP Series. Mr. Chin co-managed The Guardian Bond Fund, Inc. and The Guardian VC Low Duration Bond Fund, the Predecessor Funds to RS Investment Quality Bond VIP Series and RS Low Duration Bond VIP Series, respectively. Mr. Chin has been a Managing Director of Guardian Life since 1997. He also manages part of the fixed income assets of Guardian Life and fixed income assets for other GIS subsidiaries.

Thomas M. Cole (UBS) serves as a portfolio manager for RS Large Cap Value VIP Series and  director of research for the Series’ investment team, responsible for overseeing the analyst team that provides the investment research on the large cap markets that is used in making the security selections for the Series’ portfolio. Mr. Cole is Head of Research—North American Equities and a Managing Director of UBS Global AM. Mr. Cole has been an investment professional with UBS Global AM since 1995.

Robert J. Crimmins, Jr. (GIS) serves as co-portfolio manager of RS Investment Quality Bond VIP Series and RS Low Duration Bond VIP Series. Mr. Crimmins co-managed The Guardian Bond Fund, Inc. and The

Guardian VC Low Duration Bond Fund, the Predecessor Funds to RS Investment Quality Bond VIP Series and RS Low Duration Bond VIP Series, respectively. Mr. Crimmins has been a Senior Director of Guardian Life since March 2001. He was Assistant Vice President, Fixed Income Investments, prior thereto.

Thomas Digenan (UBS) serves as a portfolio manager for RS Large Cap Value VIP Series and, together with Mr. Hazen, the primary strategist for the investment team, responsible for providing cross-industry assessments and risk management assessments for portfolio construction for the Series. Mr. Digenan has been a North American Equity Strategist at UBS Global AM since 2001and is an Executive Director of UBS Global AM. Mr. Digenan was President of The UBS Funds from 1993 to 2001.

Manind V. Govil, CFA ([RS Investments]) serves as portfolio manager of RS Core Equity VIP Series. He also serves as portfolio manager of RS Core Equity Fund. Mr. Govil managed The Guardian Stock Fund, the Predecessor Fund to RS Core Equity VIP Series. Prior to joining RS Investments in 2006, Mr. Govil was the Head of Equity Investments at Guardian Life since August 2005. Prior to joining Guardian Life, from 2001 he was Lead Portfolio Manager—Large Cap Blend/Core Equity, Co-Head of Equities and Head of Equity Research at Mercantile Capital Advisers (“Mercantile”); prior thereto, he served as Lead Portfolio Manager—Core Equity, at Mercantile.

Alexander M. Grant, Jr. (GIS) serves as portfolio manager of RS Cash Management VIP Series. He managed The Guardian Cash Fund, Inc., the Predecessor Fund to RS Cash Management VIP Series. Mr. Grant has been Managing Director of Guardian Life since March 1999, and has managed Guardian Life’s tax-exempt assets since 1993.

Scott Hazen (UBS) serves as a portfolio manager for RS Large Cap Value VIP Series and, together with Mr. Digenan, the primary strategist for the investment team, responsible for providing cross-industry assessments and risk management assessments for portfolio construction for the Series. Mr. Hazen has been a North American Equity Strategist at UBS Global AM since 2004 and is an Executive Director of UBS Global AM. From 1992 to 2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS Global AM.

Edward H. Hocknell (BG) serves as the portfolio manager of RS Emerging Markets VIP Series. Mr. Hocknell had managed Baillie Gifford Emerging Markets Fund, the Predecessor Fund to RS Emerging Markets VIP Series, since 1997. Mr. Hocknell is a director of BG Overseas and a partner of Baillie Gifford & Co.

Jonathan C. Jankus, CFA (GIS) serves as co-portfolio manager of RS Asset Allocation VIP Series and RS S&P 500 Index VIP Series. Mr. Jankus co-managed The Guardian VC Asset Allocation Fund and The Guardian VC 500 Index Fund, the Predecessor Funds to RS Asset Allocation VIP Series and RS S&P 500 Index VIP Series, respectively. He has been a Managing Director of Guardian Life since March 1998. Mr. Jankus joined Guardian Life in 1995.

Stewart M. Johnson (GIS) serves as co-portfolio manager of RS Asset Allocation VIP Series and RS S&P 500 Index VIP Series. Mr. Johnson co-managed The Guardian VC Asset Allocation Fund and The Guardian VC 500 Index Fund, the Predecessor Funds to RS Asset Allocation VIP Series and RS S&P 500 Index VIP Series, respectively. Mr. Johnson has been a Senior Director of Guardian Life since January 2002. He was Second Vice President, Investment Information Systems, from December 2000 to January 2002, and Assistant Vice President prior thereto.

David J. Kelley (RS Investments) has been a co-portfolio manager of the RS Partners VIP Series since its inception. Prior to joining RS Investments in 2002 as an analyst in the RS Value Group, Mr. Kelley was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

John Leonard (UBS) serves as a portfolio manager for RS Large Cap Value VIP Series and head of the Series’ investment team, responsible for overseeing the other members of the team, leading the portfolio construction process and reviewing the overall composition of the Series’ portfolio to ensure compliance with its stated investment objectives and strategies. . Mr. Leonard is the Head of North American Equities and Deputy Global Head of Equities at UBS Global AM. Mr. Leonard is also a Managing Director of UBS Global AM and has been an investment professional with UBS Global AM since 1991.

R. Robin Menzies (BG) serves as the portfolio manager of RS International Growth VIP Series. Mr. Menzies had managed Baillie Gifford International Growth Fund, the Predecessor Fund to RS International Growth VIP Series, since 1993. Mr. Menzies is a director of BG Overseas and a partner of Baillie Gifford & Co.

Andrew P. Pilara, Jr. (RS Investments) has been a co-portfolio manager of the RS Partners VIP Series since its inception.. Mr. Pilara has been responsible for the management of the RS Value Fund since January 2001, and has been a member of that Fund’s management team since 1999. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than thirty years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary’s College.

Ho Wang (GIS) serves as the portfolio manager of RS High Yield Bond VIP Series. He managed The Guardian VC High Yield Bond Fund, the Predecessor Fund to RS High Yield Bond VIP Series. Before joining Guardian Life as a Managing Director in March 2006, beginning in 1999 Mr. Wang was Senior Portfolio Manager, High Yield at Muzinich & Co, Inc., where he managed a high yield total return portfolio. From 1998 to 1999, he was a Portfolio Manager in the Fixed Income Group at Fortis Advisers, Inc., where he managed a high yield mutual fund. Prior thereto, Mr. Wang was a Senior Securities Analyst for the Bond Debenture Fund at Lord Abbett & Company.

Joseph A. Wolf (RS Investments) has been a co-portfolio manager of the RS Partners VIP Series since its inception.. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr. Wolf was the founder, director, and vice president of corporate development for zUniversity, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr. Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

Matthew P. Ziehl, CFA (RS Investments) serves as portfolio manager of RS Small Cap Core Equity VIP Series. He also managed The Guardian Park Avenue Small Cap Fund, the Predecessor Fund to RS Small Cap Core Equity Fund. Prior to joining RS Investments in 2006, He was a Managing Director of Guardian Life December 2001. Before joining Guardian Life, Mr. Ziehl was a Team Leader within Salomon Brothers Asset Management, Inc. for small growth portfolios since January 2001, and a Co-Portfolio Manager Salomon Brothers Small Cap Growth Fund since August 1999.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Series.

Buying and Selling Series Shares

You may purchase shares of a Series only if you are a contract owner of a variable annuity contract or variable life insurance policy that offers the Series as an investment option. GIAC buys and sells Class I shares based on premium allocation, transfer, withdrawal and surrender instructions made by GIAC contractowners.

The Series will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC, and in any event, the Series will make payment within seven days after it receives an order from GIAC. The redemption price will be the net asset value next determined after GIAC or another insurance company, as appropriate, receives the contractowner’s instructions or request in proper form. The Series may refuse to redeem shares or postpone payment of proceeds during any period when:

•   trading on the New York Stock Exchange (NYSE) is restricted;

•   the NYSE is closed for other than weekends and holidays;

•   an emergency makes it not reasonably practicable for the Series to dispose of assets or calculate its net asset value (NAV); or

•   as permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer and withdrawal provisions of your annuity or policy.

How Shares Are Priced

A Series calculates the net asset value (“NAV”) of its shares by dividing the total value of its assets, less its liabilities, by the number of shares outstanding. Shares are valued as of the close of regular trading on the New  York Stock Exchange (“NYSE”) each day the Exchange is open. A Series values its portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded, or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Debt securities may be valued each business day by an independent pricing service; the use of an independent pricing service to ascertain such values has been approved by the Board. Debt securities for which quoted bid prices, in the judgment of a independent pricing service, are readily available and are representative of the bid side of the market are valued at the quoted bid prices (as obtained from dealers in such securities). Other debt securities that are valued by an independent pricing service are carried at estimated market value, based on methods which include consideration of: yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities or other assets for which market quotations are not readily available or which, in the judgment of the investment adviser, cannot be valued using the methodologies in the Series’ valuation procedures, will be priced at fair value under procedures adopted by the Board.

A Series will not price their shares on days when the NYSE is closed.

All assets and liabilities of a Series denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of a Series’ shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which a Series may invest may trade on days when the Series does not price its shares, the NAV of a Series’ shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information for large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. government securities) are determined based on market quotations collected earlier in the day. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of NAV. A Series may determine the fair value of those securities in accordance with pricing guidelines and procedures approved by the Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday, the values of a Series’ investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine a Series’ NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Series.

To seek to maintain a NAV of $10.00 per share, RS Cash Management Series has chosen to value its portfolio on the basis of amortized cost in accordance with Rule 2a-7 under the 1940 Act. The Rule requires that the Series must maintain a dollar-weighted average portfolio maturity of 90 days or less, and that it must invest only in securities that are considered to present minimal risk. Eligible securities are those ranked within the two highest rating categories by nationally recognized statistical rating organizations, or unrated securities deemed to be of comparable quality by RS Investments and GIS, the sub-adviser of the Series. Short-term securities held by other funds that mature in 60 days or less are also valued using the amortized cost method, unless the Board of Trustees determines that this does not represent fair value.

Frequent Purchases and Redemptions

Risks of excessive short-term trading Excessive trading can hurt Series performance, operations, and shareholders. The Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of Series shares by Series shareholders. The Series discourage, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of Series shares to the extent  the Trust or RS Investments believes that such trading is harmful to the Series’ shareholders, although a Series will not necessarily be able to prevent all such frequent trading in their shares.

A Series that invests in foreign securities are at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time), which is the time at which a Series calculates its net asset value. Market timers that employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect a Series’ performance and increase trading costs, as well as dilute the interests of other contractowners.

Series Policies and Procedures The Series’ Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Series shares. Each Series discourages, and does not knowingly accommodate, excessive short-term trading. Each Series monitors activity in contractowner accounts on a daily basis to determine whether there may be excessive trading. A Series monitors such activity based upon established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period, the number of exchanges that occur within a specified period of time, the dollar amount of transactions, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•   limiting the frequency of transfers to not more than once every 30 days;

•   imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;

•   requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•   refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•   refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect; or

•   impose a holding period between transfers.

Except as stated above, we currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. We consider the following factors in determining whether excessive trading may be occurring:

•   an unusually large number of shares of a Series are sold within a short period of time after purchase;

•   two or more purchases and redemptions are made within a short period of time;

•   a contractowner’s transaction history with its Series suggests a timing pattern or strategy;

•   we reasonably believe that a contractowner has engaged in market timing practices in connection with other mutual funds that are not affiliated with a Series.

While each Series will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. A Series’ ability to detect harmful trading activity may also be limited by operational and technological limitations. Many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with a Series. An omnibus account is an account held in the name of an intermediary on behalf of its customers, who are the beneficial owners of the shares held in the account. It is usually not possible for a Series to identify the underlying beneficial owners in an omnibus account; however, the Series reserves the right to apply the restrictions identified above to omnibus accounts and will make every reasonable effort to apply those restrictions uniformly. Although each Series intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders, the Series may not be able to successfully apply restrictions to omnibus accounts. If the possibility of excessive trading activity is noted in an omnibus account, a Series will contact the intermediary to attempt to stop the potentially inappropriate trading, but the Series’ ability to prevent such trading is dependent upon the cooperation of the intermediary in observing and aiding in the implementation of the Series’ policies.

Each Series has also adopted fair valuation procedures, which may also be effective in seeking to prevent market timing, although the Series cannot assure that all instances of market timing will be prevented by such procedures.

We may revise our policies and procedures in our sole discretion at any time, and without prior notice to contractowners, as we deem necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements.

Dividends, Distributions and Taxes

Net investment income and net capital gains that are distributed to separate accounts by the Series are reinvested in additional shares of the Series at NAV. Each of the following Series typically distributes substantially all of its net investment income twice each year and any net capital gains once each year:

•        RS Core Equity VIP Series

•        RS Small Cap Core Equity VIP Series

•        RS Large Cap Value VIP Series

•        RS Partners VIP Series

•        RS Asset Allocation VIP Series

•        RS S&P 500 Index VIP Series

•        RS International Growth VIP Series

•        RS Emerging Markets VIP Series

•        RS Investment Quality Bond VIP Series

•        RS Low Duration Bond VIP Series

•        RS High Yield Bond VIP Series

RS Cash Management VIP Series typically declares dividends from net investment income and net realized gains daily. Earnings for weekdays and holidays are declared as a dividend on the next business day. Although the NAV of RS Cash Management VIP Series is expected to remain stable at $10.00, daily dividends can vary in amount and there may be days when there is no dividend. If net losses on any given day exceed interest income, less expenses, the NAV for that day might decline.

Contractowners will be notified when distributions are made. The Board of Trustees may change a Series’ policies with respect to distributions at any time.

Each Series intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, so long as such qualification is in the best interests of shareholders. The Series are also subject to certain diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated investment company, the Trust is generally not subject to federal income tax on the part of its investment income (including any net capital gains) which it distributes to shareholders. The Series intend to distribute all such income and gains.

Investment income received by a Series from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, a Series’ yield on those securities would be decreased. Withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 30% or more. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors (such as the Series) to a reduced rate of withholding tax (generally 10-15%) or to certain exemptions from such tax. The Series will attempt to qualify for these reduced tax rates or tax exemptions whenever possible.

While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Series. The prospectuses for GIAC’s variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring or withdrawing money held under a GIAC variable contract to or from a Series should consult a qualified tax adviser.

Disclosure of Portfolio Holdings

The Series have established a policy with respect to the disclosure of Series portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the back cover of this Prospectus). In addition, by clicking on “Quarterly Holdings” and “Statistical Summary by [Fund]” on RS Investments’ Web  site, the following information is generally available to you:

Information	Approximate Date of Posting to Web site
Each Series’ top 10 securities holdings and other portfolio statistics as of each quarter’s end	15 days after quarter end

Each Series’ full securities holdings as of each quarter’s end	30 days after quarter end

The Series or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Other Information about the Series

The Series do not currently foresee any disadvantages to contractowners arising from the fact that the Series offer shares to both variable annuity contract and variable life insurance policy separate accounts. The Board monitors events to ensure there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investment in the Series. This could possibly force the Series to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Series will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

Other Investment Strategies and Risks

In addition to the principal investment strategies described in Appendix B of this Prospectus/Proxy Statement, a Series may at times use the strategies and techniques described below, which involve certain special risks. This Prospectus/Proxy Statement does not attempt to disclose all of the various investment techniques and types of securities that the investment adviser or sub-adviser might use in managing a Series. As in any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser. Please see “Investments and Risks” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Series.

American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs) (RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, RS Large Cap Value VIP Series, RS Partners VIP Series, RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, and RS High Yield Bond VIP Series) A Series may invest in securities of U.S. or foreign companies which are issued or settled overseas in the form of ADRs, EDRs, GDRs or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. An EDR or GDR is similar, but is issued by a European bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing (All Series) A Series may borrow money for temporary emergency purposes or to facilitate redemptions, and some Series may borrow as part of their investment strategies. When a Series borrows for any purpose, it will segregate assets to cover its repayment obligation. The Investment Company Act of 1940 (the 1940 Act) limits borrowings to 33 1/3% of a mutual fund’s total assets. A Series may commit this or a lesser amount to borrowings, as set forth in the Statement of Additional Information.

Convertible Securities (RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, RS Large Cap Value VIP Series, RS Partners VIP Series, RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, and RS High Yield Bond VIP Series) A Series may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for a set number of another security (usually common shares) at a predetermined price.

Credit Derivatives (RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series) A series may invest in credit derivatives, including credit derivative swaps and credit derivative index investments. A Series may use these investments (i) as alternatives to direct investment in a particular security, (ii) to adjust a Series’ asset allocation or risk exposure to the corporate credit sector of the fixed income market, or (iii) for hedging purposes. These investments may create additional investment risks that may subject a Series to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

Defensive Strategies (All Series) At times, the adviser or a sub-adviser to a Series may judge that market conditions make pursuing the Series’ basic investment strategy inconsistent with the best interests of its shareholders. At such times, the adviser or a sub-adviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Series’ assets. In implementing these defensive strategies, the Series may hold assets in cash and cash equivalents and in other investments the adviser or a sub-adviser believes to be consistent with the best interests of the Series. If such a temporary defensive strategy is implemented, the Series may not achieve its investment objective.

Dollar Roll and Reverse Repurchase Transactions (RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, and RS High Yield Bond VIP Series) In a dollar roll transaction, a Series sells securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. The securities to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different mortgage pools. In a reverse repurchase agreement transaction, a Series sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. Whenever a Series enters into a dollar roll or reverse repurchase transaction, it segregates assets—typically U.S. government securities or liquid, unencumbered securities—whose value equals or exceeds the value of the forward commitment or repurchase obligation on a daily basis.

Exchange Traded Index Securities (RS Core Equity VIP Series, RS  Small Cap Core Equity VIP Series, RS Large Cap Value VIP Series, RS Partners VIP Series, RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS International Growth VIP Series, and RS Emerging Markets VIP Series) A Series may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and a Series that invests in such securities must bear these expenses in addition to its own Series expenses. A Series may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

Financial Futures Contracts (RS Core Equity VIP Series, RS Large Cap Value VIP Series, RS Partners VIP Series, RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, and RS High Yield Bond VIP Series) A Series may enter into financial futures contracts, in which the Series agrees to buy or sell certain financial instruments on a specified future date based on a projected level of interest rates or the projected performance of a particular security index. RS Large Cap Value VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, and RS Low Duration Bond VIP Series may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If the Series’ investment adviser  or sub-adviser misjudges the direction of interest rates, markets or foreign exchange rates, the overall performance of the Series could suffer. The risk of loss could be far greater than the investment made, since a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact, favorable or unfavorable.

Forward Foreign Currency Exchange Contracts (RS Core Equity VIP Series, RS Large Cap Value VIP Series, RS Partners VIP Series, RS Small Cap Core Equity VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, and RS High Yield Bond VIP Series) A Series may use these contracts to expedite settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates. A forward foreign currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on the investment adviser’s or sub-adviser’s ability to predict how the U.S. dollar will fare against the foreign currency.

Illiquid Securities and Exempt Commercial Paper (All Series, except RS S&P 500 Index VIP Series) Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws (unless they are exempt from registration, as noted in the following paragraph), or are otherwise viewed as illiquid by the Securities and Exchange Commission. Repurchase agreements which mature in more than seven days, certain variable rate master demand notes and over-the-counter options are treated as illiquid securities. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the ability of a Series to calculate its net asset value or manage its portfolio. The Statement of Additional Information sets out the upper limit for a Series’ investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets (10% of assets for money market funds).

Securities which qualify under an exemption from registration under federal securities laws for resales to institutional investors may be treated by a Series as liquid. If the Series’ investment adviser or sub-adviser determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, a Series typically treat commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Investment Grade Securities (All Series except RS S&P 500 Index VIP Series) Investment grade securities are bonds or convertible preferred stock that nationally recognized statistical ratings organizations, such as Moody’s

Investors Service, Inc. and Standard & Poor’s Ratings Group, rate as Aaa or AAA (the highest quality) to Baa or BBB.

Money Market Instruments  (All Series) From time to time, a Series may invest a portion of their assets in money market instruments. These are short-term debt instruments, which are written promises to repay debt within a year. They include Treasury bills and certificates of deposit, and they are characterized by safety and liquidity, which means they are easily convertible into cash. Money market instruments may be used by a Series for cash management or temporary defensive purposes.

Options (RS Core Equity VIP Series, RS Large Cap Value VIP Series, RS Partners VIP Series, RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, and RS High Yield Bond VIP Series) A Series may purchase or sell options to buy or sell securities, indices of securities, financial futures contracts or, with respect to RS Large Cap Value VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series and RS Low Duration Bond VIP Series, foreign currencies and foreign currency futures within a specified future period. The owner of an option has the right to buy or sell the underlying instrument at a set price, by a specified date in the future. A Series may, but are not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies. However, if the investment adviser or sub-adviser misjudges the direction of the market for a security, a Series could lose money by using options—more money than it would have lost by investing directly in the security.

Payment-in-kind Securities (RS Low Duration Bond VIP Series) The Series may purchase payment-in-kind securities (PIKs). These are debt securities that make periodic interest payments in additional securities.

Privatizations (RS International Growth VIP Series and RS Emerging Markets VIP Series) Some foreign governments have begun programs to divest all or part of their interests in government owned or controlled enterprises. These programs are known as privatizations. Investing in these enterprises may offer significant opportunities for capital appreciation. However, foreign investors such as a Series may be limited to terms less advantageous than those offered to local investors. There is no assurance that foreign governments will continue to privatize enterprises, or that these programs will be successful.

REITs  (RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, RS Large Cap Value VIP Series, RS Partners VIP Series, RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS International Growth VIP Series, and RS Emerging Markets VIP Series) A Series may invest in real estate investment trusts (“REITs”). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing market or other adverse economic conditions that affect real estate investments.

Repurchase Agreements (All Series) The Series may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to a Series if the other party should default on its obligations and the Series is delayed or prevented from recovering the collateral.

Securities Lending (All Series) A Series may lend its portfolio securities to securities dealers, banks and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the securities loaned must be marked-to-market daily. A Series generally continues to receive all interest earned or dividends paid on the loaned securities, although lending fees may be paid to the borrower. The aggregate market value of securities of any Series loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Series.

When-issued or Delayed-delivery Transactions (RS Small Cap Core Equity VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, and RS High Yield Bond VIP Series) A Series may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Series has purchased on a when-

issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment.

Yankee Securities (RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS Asset Allocation VIP Series and RS High Yield Bond VIP Series) A Series may invest in so-called Yankee securities. These are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets.

Zero Coupon Bonds (RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS Asset Allocation VIP Series, and RS High Yield Bond VIP Series) A Series may invest in zero coupon bonds. These bonds do not pay interest but instead are sold at a deep discount relative to their face value, and become due only on maturity. Because zero coupon securities do not pay interest, they fluctuate in value more than other interest-bearing securities. When interest rates rise, the values of zero coupons fall more rapidly than securities paying interest on a current basis, because the zero coupons are locked into rates of reinvestment that become less attractive the further rates rise. The converse is true when interest rates fall.

Other New financial products and risk management techniques continue to be developed. A Series may use these instruments and techniques to the extent consistent with its investment objectives or regulatory and federal tax considerations.

Note regarding percentage limitations All percentage limitations on investments in this Prospectus/Proxy Statement will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Series’ portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Series.)  References in the discussion of a Series’ investment policies to 80% of the Series’ net assets refer to that percentage of the aggregate of the Series’ net assets and the amount, if any, of borrowings by the Series for investment purposes. With respect to RS Large Cap Value VIP Series, RS Small Cap Core Equity VIP Series, RS S&P 500 Index VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, and RS High Yield Bond VIP Series, each Series’ policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders.

APPENDIX E

Comparison of Organizational Documents

As series of RS Variable Products Trust, a Massachusetts business trust, the RS Funds are subject to the provisions of RS Variable Products Trust’s Agreement and Declaration of Trust  (the “Declaration of Trust”) and By-Laws and Massachusetts business trust law. As Maryland corporations or series of Maryland corporations, the Guardian Funds are subject to the provisions of the applicable charter (each, a “Charter” and collectively, the “Charters”) and By-Laws of GIAC Fund, Inc. (“GIAC Fund”), Guardian Bond Fund, Inc. (“Guardian Bond Fund”), the Guardian Variable Contracts Fund, Inc. (“Guardian Variable Fund”), and Guardian Cash Fund, Inc. (“Guardian Cash Fund”), in addition to the Maryland General Corporation Law (the “MGCL”). For convenience, the Declaration of Trust, Charters, and By-Laws shall be referred to below generally as “Charter Documents.”

The Guardian Funds’ and RS Variable Products Trust’s Charter Documents generally are similar, but differ in some important respects. In addition, at times, the provisions of the Guardian Funds’ Charter Documents vary from each other. The following are summaries of a number of the significant differences between the Guardian Funds’ Charter Documents and RS Variable Products Trust’s Charter Documents. For additional information regarding all of the differences, stockholders should refer directly to the Funds’ Charter Documents, copies of which may be obtained by contacting the applicable Fund at its address or toll-free telephone number listed on the cover of this Prospectus/Proxy Statement.

Stockholder/Shareholder Meetings. The Guardian Funds’ Charter Documents provide stockholders the right to require the Secretary of the Guardian Funds to call a special meeting of stockholders upon the written request of stockholders owning at least twenty-five percent of the outstanding shares entitled to vote at such meeting. RS Variable Products Trust’s Declaration of Trust does not provide shareholders the right to call meetings.

Under the MGLC, stockholders of the Guardian Funds are entitled to at least 10 days written notice prior to a stockholder meeting.  Pursuant to RS Variable Products Trust’s Charter Documents, notice of a shareholder meeting is required to be mailed to shareholders at least seven days before such meeting.

The Charter Documents of GIAC Fund, Guardian Bond Fund, and Guardian Cash Fund each provide that a majority of shares entitled to vote constitutes a quorum, while the Guardian Variable Fund’s Charter provide that one-third of the shares entitled to vote constitutes a quorum. RS Variable Products Trust’s Declaration of Trust provides that 40% of shares entitled to vote constitutes a quorum, except when a larger quorum is required by applicable law, the By-Laws or other provisions of the Declaration of Trust.

Voting Rights. RS Variable Products Trust’s Declaration of Trust provides shareholders the power to vote (i) for the election of Trustees, (ii) with respect to any termination of the Trust other than by the Trustees by written notice to shareholders, (iii) with respect to derivative actions, and (iv) with respect to any other matters deemed desirable by the Board of Trustees. The RS Variable Products Trust’s Declaration of Trust states that shareholders have the power to vote only on these matters.

The Guardian Funds’ Charter Documents do not have a provision that explicitly states on what matters shareholders are entitled to vote. However, under the MGCL, stockholders of a Maryland corporation registered as an open-end investment company are generally entitled to vote on certain actions: (i) the election and removal of directors; (ii) charter amendment; (iii) merger; (iv) share exchange; (v) consolidation; (vi) if stock is outstanding, the dissolution of the corporation; and (7) any other matter that is properly submitted to the stockholders for a vote.

Required Votes. Under the MGCL, a Maryland corporation registered as an open-end investment company generally cannot amend its charter, merge or engage in a share exchange or consolidation, unless approved by the affirmative vote of stockholders holding at least two-thirds of the shares entitled to vote on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. As permitted by the MGCL, Guardian Variable Fund’s Charter Documents provide that notwithstanding any provision of the MGCL requiring any action to be taken or authorized by the affirmative vote of a greater proportion than a majority of the votes of all classes or of any class of stock of the corporation, such action shall be effective and valid if taken or authorized by the affirmative vote of a majority of the total number of votes entitled to be cast thereon, except as otherwise provided in the charter or by law.  The Charters of Guardian Bond Fund and Guardian Cash Fund each provide that notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a majority or other designated proportion of the shares or to be otherwise taken or authorized by a vote of the stockholders, such action shall be effective and valid if taken or authorized by the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon. GIAC Fund’s Charter does not contain provisions that cut down the required two-thirds vote described above, except with respect to Charter amendments.

Removal of Trustees. RS Variable Products Trust’s Declaration of Trust provides that a Trustee may be removed at any time, with or without cause, by a majority of the Trustees then in office at a duly constituted meeting. With respect to the Guardian Funds, the MGCL provides that the stockholders of a corporation may remove any director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast generally for the election of directors.

Shareholder Liability. The RS Variable Products Trust’s Declaration of Trust disclaims personal liability for shareholders for any claims against the Trust or any series or class of shares, and provides that a shareholder or former shareholder held to be personally liable solely by reason his or her being or having been a shareholder shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability out of the assets of the applicable series of the Trust. Although there is no analogous provision in the Charter Documents of the Guardian Funds, the same result is reached through the Maryland General Corporation law. Under the MGCL, a stockholder of a Maryland corporation who has fully paid the subscription price for the stockholder’s shares generally has no personal liability in excess of the stockholder’s shares.

Involuntary Redemption. The RS Variable Products Trust’s Declaration of Trust provides that the Trustees may establish a minimum total investment for shareholders and may redeem a shareholder’s shares if the shareholder owns shares having an aggregate net asset value of less than an amount determined from time to time by the Trustees. RS Variable Products Trust’s Declaration of Trust provides that the minimum amount may not exceed $40,000. In addition, RS Variable Products Trust’s Declaration of Trust provides that the Trust may redeem a shareholder’s shares to the extent such shareholder owns shares equal to or exceeding a percentage, determined from time to time by the Trustees, of the outstanding shares of the Trust or any series or class of any series. The Trustees currently have not determined a maximum percentage.

The Guardian Variable Fund’s Charter provides that, to the extent permitted by applicable law, the Guardian Variable Fund shall have the right at any time, at its option, to redeem in whole or in part that shares owned by any holder of the capital stock of the Fund (i) if the redemption is, in the opinion of the Board of Directors, desirable to prevent the Fund from being deemed a “personal holding company” within the meaning of the Internal Revenue Code of 1986; (ii) if the redemption is necessary to reimburse the Fund for any loss sustained by the corporation by reason of the failure of the stockholder in whose name such account is registered to make full payment for shares of the Fund purchased by such stockholder; or (iii) if the value of the shares in the account maintained by the Fund or its transfer agent for any class of stock for the stockholder is below an amount determined from time to time by the Board of Directors of the Fund and the stockholder has been given written notice of the redemption and has failed to make additional purchases of shares in an amount sufficient to bring the value in his or her account to at least the minimum account balance before the redemption is effected by the Fund. In addition, Guardian Variable Fund’s Charter provides that the Fund may cause the redemption of outstanding shares of stock of any series or class if the Board of Directors has determined that it is in the best interests of the Fund and its stockholders to discontinue issuance of the shares of stock of such series or class.

The Guardian Bond Fund’s Charter and the Guardian Cash Fund’s Charter each provide that the Fund shall have the right at any time and without notice to the stockholder to redeem all shares in any account for their current net asset value per share if all shares in the account have an aggregate value of less than $500 or such lesser amount as the Board of Directors may from time to time determine.

The GIAC Fund’s Charter Documents have no provision dealing with the involuntary redemption of shares. However, with respect to a corporation registered as an open-end investment company, the MGCL generally provides for the involuntary redemption of shares held by a stockholder if the aggregate net asset value per share is $500 or less, as of the date of redemption.

Directors and Trustees Standard of Conduct. RS Variable Products Trust’s Declaration of Trust also specifies that for purposes of any standard of care applicable to a Trustee in the discharge of his or her duties as a trustee and indemnification of a Trustee pursuant to the Declaration of Trust, By-Laws or otherwise, that the conduct of the Trustee shall be evaluated solely by reference to a hypothetical person, without regard to any special expertise, knowledge or other qualification of the Trustee. In particular, neither the determination that a Trustee is an “audit committee financial expert” nor the knowledge, experience or other qualifications underlying such a determination shall result in that Trustee’s being held to a standard of care that is higher than the standard that would be applicable in the absence of such a determination or such knowledge, experience or qualification, nor shall such a determination or such knowledge, experience or other qualification impose any duties, obligations or liabilities that are greater than would obtain in the absence of such a determination or such knowledge, experience or qualification.

The Charters of the Guardian Funds do not contain such a provision. However, the MGCL provides that a director shall perform his or her duties as a director, including duties as a member of a committee of the board on which that directors serves (i) in good faith; (ii) in a manner the director reasonably believes is in the best interests of the corporation and (iii) with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Indemnification. The Guardian Funds’ Charter Documents and RS Variable Products Trust’s Declaration of Trust contain similar indemnification obligations and procedures for Trustees and officers of the Trust. The Charter Documents of RS Variable Products Trust and the Guardian Bond Fund also provide the same indemnification to employees or agents of the Trust.

RS Variable Products Trust’s Charter Documents provide that subject to the exceptions and limitations described below every person who is or has been a trustee, officer, employee, or agent of the Trust (including persons who serve at its request as directors, officers, employees or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his or her being or having been a trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof. No indemnification shall be provided to a trustee, officer, employee, or agent against any liability to the Trust or the shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; with respect to any matter as to which he or she shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; in the event of a settlement involving a payment by a trustee, officer, employee, or agent or other disposition not involving a final adjudication as above resulting in a payment by a trustee, officer, employee, or agent, unless there has been either a determination that such trustee, officer, employee or agent did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquire) that he or she did not engage in such conduct by vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or by written opinion of independent legal counsel. As used above a “Disinterested Trustee” is one (i) who is not an “Interested Person” of the Trust as defined in the 1940 Act (including anyone who has been exempted from being an “Interested Person” by any rule, regulation, or order of the Securities and Exchange Commission) and (ii) against whom none of such actions, suits, or other proceedings or another action, suit, or other proceeding on the same or similar grounds is then or had been pending.

Maryland law requires a corporation (unless its charter provides otherwise, which the Charters do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (ii) a written undertaking by him or  her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Guardian Bond Fund

The Guardian Bond Fund Charter provides that the Fund shall indemnify its directors, officers, employees and agents, including any individual who serves at the Fund’s request as a director, officer, partner, trustee or the like of another organization in which the Fund has any liabilities and expenses, including any amounts paid in the satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such individual in connection with the defense or disposition of any action, suit or other proceeding, whether criminal or civil, before any court, administrative or legislative body in which such individual may be involved as a party or otherwise or with which such individual may or may have been threatened, while acting as a director, officer, employee or agent or thereafter, by reason of such individual’s status as a director, officer, employee or agent, except with respect to any matter as to which such individual shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Fund. However, consistent with the 1940 Act, the Charter further provides that no individual shall be indemnified against any liability to the Fund or its stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard for the duties involved in the duties of his or her office.

Such individuals are also entitled to the advance of expenses, subject to the satisfaction of certain procedural requirements. These rights are not exclusive of any other right such individual may lawfully be entitled.

Guardian Cash Fund

The Guardian Cash Fund Charter provides that each director and officer shall be indemnified by the Fund against reasonable costs and expenses incurred by such director or officer in connection with any action, suit or proceeding to which he or she is made a party by reason of being or having been a director or officer of the Fund, except in relation to any action, suit or proceeding in which he or she has been adjudicated liable because of willful misfeasance, gross negligence or reckless disregard of the duties of conduct involved in such office. In the absence of an adjudication that expressly absolves the director or officer of liability to the Fund or the stockholders for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties involved in the conduct of office or in the event of settlement, such director’s or officer’s entitlement to indemnification shall be conditioned on prior Board approval, by a resolution of two-thirds of the directors who are not involved in the action, suit or proceeding, that the director or officer has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office. If a majority of directors are involved in the action, suit or proceeding, such determination shall be made by written opinion of independent counsel. These rights and indemnification are exclusive of any other right to which the officer and director may be entitled according to law.

Guardian Variable Fund

The Guardian Variable Fund Charter provides that the Fund shall indemnify and advance expenses to its currently acting and former directors and officers to the fullest extent indemnification of directors and advancement of expenses to directors and officers is permitted under the MGCL. The Charter also provides that the directors may, through By-Law provision, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents (the Variable Contract Fund By-Laws contain no such provision). Additionally, the Charter provides that no such indemnification or advance of expenses may be made against any liability to which the officer or director is subject by reason of such director or officer’s willful misfeasance, bad faith gross negligence or reckless disregard for the duties involved in the conduct of his or her office.

GIAC Fund

The GIAC Fund Charter does not provide for indemnification. However, the By-Laws of GIAC provides that every present or former director, officer or employee of the Fund or any other corporation which such individual served at the request of the Fund and in which the Fund owns shares of stock or of which it is or was a creditor, shall have the right to be indemnified by the Fund to the full extent permitted by applicable law, against all liability, judgments, fines, penalties, settlements and reasonable expenses incurred by such individual in connection with or resulting from any threatened or actual claim, action, suit or proceeding, whether criminal, civil or administrative, in which such individual may become involved as party or otherwise by reason of having been a director, officer or employee. The By-Laws provide that, to the fullest extent permitted by Maryland law and the 1940 Act, the Fund shall pay or reimburse, from time to time, all reasonable expenses, in advance of the final disposition of the proceeding, incurred by a present or former director, officer or employee of the Fund in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in which such present or former director, officer or employee is a party and may therefore be entitled to indemnification. The By-Laws further provide that a director, officer or employee may not be indemnified for any liabilities or expenses arising from willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office. Whether the liability arose from the foregoing conduct shall be determined by (i) a final decision of a court that the individual was not liable by reason of such conduct; (ii) a vote of a majority of a quorum of directors who are not interested persons under the 1940 Act or parties to the proceeding; (iii) by a written opinion of independent legal counsel if the quorum of disinterested, non-party directors is not available; (iv) a majority of stockholders or (v) any other means fair and reasonable which are not inconsistent with the provisions above. Finally, the By-Laws provide that the indemnification under the By-Laws is not exclusive of any other rights to which those seeking indemnification may be entitled under any law, agreement, vote of the stockholder or otherwise.

Removal of Officers. The Guardian Funds’ Charter Documents provide that any officer elected or appointed by the Board of Directors may be removed at any time, with or without cause, by majority vote of the entire board. RS Variable Products Trust’s Charter Documents provide that subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Trustees or by the principal executive officer.

Amendments to Declaration of Trust/Charters. RS Variable Products Trust’s Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees.  Prior to amending, without shareholder approval, any provisions of the Declaration of Trust relating to shares, the Trustees must determine that the amendment is consistent with the fair and equitable treatment of all shareholders and that shareholder approval is not otherwise required by applicable law.

The Charters of the Guardian Funds may be amended. Generally, the board of directors must approve a proposed amendment and submit it to a vote of the stockholders for approval. The required vote of the stockholders of the Guardian Funds to amend their respective charters is the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon.

Amendments to By-Laws.  RS Variable Products Trust’s By-Laws provide that they may be amended or repealed by a majority of the outstanding shares entitled to vote, except as otherwise provided by applicable law or by the Declaration of Trust or the By-Laws. Subject to the rights of shareholders of the Trust to amend the By-Laws, RS Variable Products Trust’s By-Laws also may be adopted, amended or repealed by the Trustees.

The By-Laws of the Guardian Funds may be amended or repealed by a majority of the stockholders or by a majority of the Board of Directors; but any such alteration, amendment, addition or repeal of the By-Laws by action of the board of directors may be altered or repealed by the stockholders. In addition, each of the Guardian Funds’ By-Laws provide that the advisory contract may only be amended or repealed by the stockholders and that the Trust must maintain all cash and securities in a bank of good standing with assets  not less than two million dollars unless the shareholders agree to waive this right.

Inspection of Books and Records. RS Variable Products Trust’s Declaration of Trust provides that the minutes and accounting books and records shall be open to inspection upon the written demand of any shareholders or holder of a voting trust certificate at any reasonable time during the usual business hours for a purpose reasonably related to the holder’s interests as a shareholder or as the holder of a voting trust certificate. The inspection right shall include the right to copy and make extracts of documents.

The Guardian Funds’ Charter Documents contain no similar provisions; however a similar result is reached under the MGCL which provides that any stockholder of record may inspect and copy during usual business hours the By-Laws, the minutes of proceedings of stockholders, annual statements of affairs and voting trust agreements on file at the corporation’s principal office. In addition, Maryland law provides that stockholders owning at least 5% of outstanding shares who have been stockholders of record for at least six months also may (i) in person or by agent, on written request, inspect and copy the books of account and stock ledger, (ii) present to any officer or resident agent of the corporation a written request for a statement of  affairs, and (iii) in the event the corporation does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of the corporation a written request for a list of its stockholders.

Preliminary statement of additional information dated             , 2006.

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION
RS VARIABLE PRODUCTS TRUST

RS Core Equity VIP Series
RS Large Cap Value VIP Series
RS Small Cap Core Equity VIP Series
RS Partners VIP Series
RS Asset Allocation VIP Series
RS S&P 500 Index VIP Series
RS International Growth VIP Series
RS Emerging Markets VIP Series
RS Investment Quality Bond VIP Series
RS Low Duration Bond VIP Series
RS High Yield Bond VIP Series
RS Cash Management VIP Series

[      ], 2006

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the combined Prospectus/Proxy Statement (the “Prospectus/Proxy Statement”) of RS Investment Trust (the “Trust”) dated [      ], 2006, as it may be further revised from time to time. The Prospectus/Proxy Statement relates to the reorganization of (i) The Guardian Stock Fund, The Guardian UBS VC Large Cap Value Fund, The Guardian UBS VC Small Cap Value Fund, The Guardian VC Asset Allocation Fund, The Guardian VC 500 Index Fund, The Guardian VC Low Duration Bond Fund, and The Guardian VC High Yield Bond Fund, each a series of The Guardian Variable Contract Funds, Inc., (ii) Baillie Gifford International Growth Fund, Baillie Gifford Emerging Markets Fund, and The Guardian Small Cap Stock Fund, each a series of GIAC Funds, Inc., (iii) The Guardian Bond Fund, Inc., and (iv) The Guardian Cash Fund, Inc. (collectively, the “Guardian Funds”), into the corresponding mutual fund series of RS Variable Products Trust listed above. A copy of the Prospectus/Proxy Statement can be obtained upon request made to [           ].

Certain disclosure relating to the Guardian Funds has been incorporated by reference into this SAI from the annual reports of the Guardian Funds. For a free copy of any of the annual reports, please call [           ].

TRUST INFORMATION

Trust History

RS Variable Products Trust was organized on May 18, 2006, under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as a “Massachusetts business trust.”  A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

Fund Classification

The Trust currently offers twelve series of shares of beneficial interest (the “Funds”), each with separate investment objectives and policies. Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Funds (other than RS Partners VIP Series) is a “diversified” investment company under the 1940 Act. This means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to investments in U.S. Government securities). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets. RS Partners VIP Series is a “non-diversified” investment company under the 1940 Act and so may invest its assets in a more limited number of issuers than may other investment companies that are “diversified.”

Capitalization

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The Trust currently offers Class I shares.

The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds may be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

Shareholders of each series will have one vote for each full share owned and proportionate, fractional votes for fractional shares held. Generally, shares of each series vote separately as a single series except when required by law or determined by the Board of Trustees. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust.

INVESTMENTS AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus/Proxy Statement, each Fund may employ other investment practices and may be subject to additional risks which are described below. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus/Proxy Statement, under “The Funds’ Investment Limitations” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below.

RS Investment Management Co. LLC (“RSIM Co.”) serves as investment adviser to all of the Funds. RSIM Co. is sometimes referred to in this SAI as “RS Investments.”

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Lower-Rated Debt Securities

A Fund may purchase lower-rated debt securities, sometimes referred to as “junk bonds.” A security will be considered to be rated below investment grade if it is rated by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Group (“Standard & Poor’s”) Ba1 or BB+, respectively, or lower, or if unrated, has been determined by RS Investments or a Fund’s sub-adviser or sub-sub-adviser (each, an “Adviser”), as applicable, to be of comparable quality. See Appendix A for a description of these ratings.

The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody’s or Standard & Poor’s does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed-income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s net asset value.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when an Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention to qualify as “regulated investment companies” under the Internal Revenue Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower rated securities may be subject to certain risks not typically associated with “investment grade” securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for

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investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Options

A Fund may purchase and sell put and call options on their portfolio securities to enhance investment performance and to protect against changes in market prices. There is no assurance that a Fund’s use of put and call options will achieve its desired objective, and a Fund’s use of options may result in losses to the Fund.

Covered call options. A Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

A Fund will receive a premium from writing a call option, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

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In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to attempt to enhance its current return.

Options on foreign securities. A Fund may purchase and sell options on foreign securities if an Adviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices. A Fund may write or purchase options on securities indices, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.”  This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus

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transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options.  The successful use of a Fund’s options strategies depends on the ability of an Adviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a call option based on an Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when an Adviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events — such as volume in excess of trading or clearing capability — were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter (“OTC”) options purchased by a Fund and assets held to cover OTC options written by a Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund’s ability to invest in illiquid securities.

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Swap Contracts

A Fund may invest in credit default swaps and credit default index investments. Credit derivatives allow a Fund to manage credit risk through buying and selling credit protection on specific issuers or a basket of issuers. In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties, such as a U.S. or foreign issuer or basket of such issuers, on their obligations. For example, in purchasing a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty upon issuer default (or similar events) at their par (or other agreed-upon) value. As a purchaser in a credit default swap, a Fund would have the risk that the investment might expire worthless. It also would involve counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Financial Futures Contracts

A Fund may enter into interest rate futures contracts and securities index futures contracts (collectively referred to as “financial futures contracts”). Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts, which are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge its investments successfully using financial futures contracts, a Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in an Adviser’s judgment, have a significant correlation with movements in the prices of the Fund’s securities.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures

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exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Margin Payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.”  The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.”  These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts. A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Futures Contracts and Related Options. Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

If an Adviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.  There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event

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of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge. An Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to an Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an Adviser still may not result in a successful hedging transaction over a very short time period.

Other Risks. A Fund will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Each Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks, and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted, or exchanged.

The market value of a convertible security is a function of its “investment value” and its “conversion value.”  A security’s “investment value” represents the value of the security without its conversion feature (i.e., a

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nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

A Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, a Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

A Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. A Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the adviser expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities

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of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Trust-Preferred Securities

A Fund may invest in trust-preferred (or “capital”) securities. These securities, which are issued by entities such as special purpose bank subsidiaries, currently are permitted to treat the interest payments as a tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities retain the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an incidence of default. At the present time, the Internal Revenue Service treats capital securities as debt. In the event that the tax treatment of interest payments of these types of securities is modified, a Fund will reconsider the appropriateness of continued investment in these securities.

Some of a Fund’s investments may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect the Fund’s performance.

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Income Deposit Securities

A Fund may purchase income deposit securities (“IDSs”). Each IDS represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS). When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

There may be a thinner and less active market for IDSs than that available for other securities. The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the  issuer’s actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

The U.S. federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs. Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it is characterized as equity rather than debt, then interest paid on the notes could be treated as dividends (to the extent paid out of the issuer’s earnings and profits). Such dividends would not likely qualify for favorable long-term capital gains rates currently available to dividends on other types of equity.

Indexed Securities

A Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Dollar Roll and Reverse Repurchase Transactions

A Fund may use dollar rolls and reverse repurchase agreements. In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund earns interest by investing the transaction proceeds during the roll period.

In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the forward purchase,

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the Fund will continue to receive principal and interest payments on the securities sold. A Fund may also receive interest income similar to that received in the case of dollar rolls.

A Fund will normally use the proceeds of dollar roll and reverse repurchase agreement transactions to maintain offsetting positions in securities or repurchase agreements that mature on or before the settlement date for the related dollar roll or reverse repurchase agreement. The market value of securities sold under a reverse repurchase agreement or dollar roll is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements and dollar rolls involve the risk that the buyer of the sold securities might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, such buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision.

Whenever a Fund enters into a dollar roll or reverse repurchase agreement transaction, it will segregate cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily with the Fund’s custodian. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. Segregating assets may limit a Fund’s ability to pursue other investment opportunities.

Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, dollar rolls and reverse repurchase agreements will involve leverage. However, since the acquired securities or repurchase agreements must satisfy a Fund’s credit quality requirements and mature on or before the settlement date for the related dollar roll or reverse repurchase agreement, and because the Fund will segregate assets as described above, RS Investments believes that these transactions do not present the risks associated with other types of leverage.

U.S. Government Agency and Instrumentality Securities

U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Federal National Mortgage Association. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. To the extent a Fund invests in U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such investments may involve a greater risk of loss of principal and interest since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

U.S. Treasury Bills. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Certificates of Deposit. Certificates of deposit are negotiable receipts issued by a bank or savings and loan association in exchange for the deposit of funds. A certificate of deposit earns a specified rate of return over a definite period of time. Normally a certificate can be traded in a secondary market prior to maturity. Eurodollar certificates of deposit (Euro CDs) are U.S. dollar-denominated deposits in banks outside the U.S. Eurodollar deposits in foreign branches of U.S. banks are the legal equivalent of domestic deposits, but are not covered by FDIC insurance. Yankee certificates of deposit (Yankee CDs) are U.S. dollar-denominated deposits issued and payable by U.S. branches of foreign banks. Foreign securities (i.e., Euro CDs and Yankee CDs) may be affected by political, social and economic developments abroad. Foreign companies and foreign financial institutions may not be subject to accounting standards or governmental supervision comparable to their U.S. counterparts, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S.

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markets and may offer less protection to investors. Foreign countries may impose withholding taxes on interest income from investments in securities issued there, or may enact confiscatory taxation provisions targeted to certain investors. The time period for settling transactions in foreign securities may be longer than the time period permitted for the settlement of domestic securities transactions. In addition, the market prices for foreign securities are not determined at the same time of day as the net asset value for the Fund’s shares. It may be difficult to obtain and enforce judgments against foreign entities, and the expenses of litigation are likely to exceed those which would be incurred in the United States.

Commercial Paper. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large, well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Bankers Acceptances. Bankers acceptances generally arise from short-term credit arrangements designed to enable businesses to obtain funds in order to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

When-Issued or Delayed-Delivery Transactions

A Fund may enter into when-issued or delayed delivery transactions. In when-issued or delayed-delivery transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued or delayed-delivery basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued or delayed-delivery securities until the delivery date,  they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Loan Participations

A Fund may also invest in loan participation interests, which are interests in loans made to corporate, governmental or other borrowers. These interests take the form of interests in, or assignments of loans, and are acquired from banks, insurance companies or other financial institutions that have either made the loans or participated in the loan syndicate. These interests, which may be of any credit quality, involve the risk of insolvency or default by the borrower. In addition, participation interests carry the risk of insolvency of the lender from which the interest was acquired.

Repurchase Agreements

A Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). It is the Trust’s present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high-quality, short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. An Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

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Securities Lending

A Fund may lend its portfolio securities, provided:  (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Fund loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

Before a Fund enters into a loan, an Adviser considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with the Fund.

Short Sales

A Fund may engage in short sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will generally realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund. There can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price.

Foreign Investments

Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those foreign countries.

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In addition, to the extent that a Fund’s foreign investments are not U.S. dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

Several foreign governments permit investments by non-residents only through participation in certain specifically organized investment companies. Subject to the provisions of the 1940 Act, a Fund may invest in the shares of such other investment companies. In addition, a portion of the equity and convertible securities which may be acquired by a Fund may be issued by foreign companies that, in each of their most recent fiscal years, derived more than 15% of their gross revenues from their activities as brokers, dealers, underwriters or investment advisers. The Funds predecessor funds received exemptive relief granted by the SEC to acquire such securities.

In addition, a Fund may also invest a portion of its assets in unit trusts organized in the United Kingdom (which are analogous to United States mutual funds) and which invest in smaller foreign markets than those in which a Fund would ordinarily invest directly.

Developing Countries. The considerations noted above for foreign investments generally are intensified for investments in developing countries. These risks include (i) volatile social, political, and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing countries, of a capital market structure or market-oriented economy; (vii) economies based on only a few industries; and (viii) the possibility that recent favorable economic developments in certain developing countries may be slowed or reversed by unanticipated political or social events in such countries. The risks associated with developing countries may be particularly acute for RS International Growth VIP Series and RS  Emerging Markets VIP Series.

Foreign Currency Transactions

A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both “transaction hedging” and “position hedging.”

There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise

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price until the expiration of the option. A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of an Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange.

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Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when an Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Other Investment Companies

A Fund may invest in securities of other open- or closed-end investment companies, including shares of open- or closed-end investment companies, including exchange-traded funds (“ETFs”), traded on one or more national securities exchanges, to the extent that such investments are consistent with a Fund’s investment objective and policies and permissible under the 1940 Act. In general, under the 1940 Act, investment companies such as the Funds may not (i) invest more than 10% of their total assets in securities of other investment companies, (ii) own more than 3% of the outstanding voting securities of any one investment company, or (iii) invest more than 5% of

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their total assets in the securities of any single investment company. A Fund may invest in other investment companies either during periods when they have large amounts of uninvested cash or when an Adviser believes share prices of other investment companies offer attractive values. As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. An Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other investment opportunities. Shares of open-end investment companies traded on a securities exchange may not be redeemable by a Fund in all cases.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs are listed on the American Stock Exchange, and iShares are listed on the NYSE). ETF shares traded in the secondary market may be purchased and sold at market prices in transactions on an exchange. The market price may be higher or lower than the net asset value of the securities held by the ETF. The sale price and redemption price of ETF shares obtained from the investment company or UIT issuing the securities is based on the values of the securities held by that investment company or UIT.

Master Limited Partnerships

A Fund may invest in master limited partnerships in oil, gas or mineral exploration or development programs, including pipelines. Among other things, the risks associated with investments in interests in oil, gas, or other mineral exploration or development programs include the risk of limited liquidity, so that the Fund could have difficulty selling such investments at an acceptable price when it wants to sell them, and the risk that the values of such investments may be more volatile than other investments.

Real Estate Investment Trusts

A Fund may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. Typically, a Fund will invest in publicly-traded REITs listed on national securities exchanges. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with direct ownership in real estate, including economic downturns that have an adverse effect on real estate markets. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are also subject to interest rate risks. By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. REITs are subject to the risk of default by borrowers, self-liquidation, and the possibility that the REIT may fail to qualify for the exemption from tax for distributed income under the Code.

Zero-Coupon Debt Securities and Pay-in-Kind Securities

A Fund may purchase zero coupon debt securities pay-in-kind securities; the risks associated with these securities may be particularly applicable to RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, and RS High Yield Bond VIP Series. The value of both zero coupon bonds and PIK bonds may be more sensitive to fluctuations in interest rates than other bonds.

Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current

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distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.

A Fund also may purchase pay-in-kind securities. Pay-in-kind securities pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on zero coupon bonds and PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

Temporary Defensive Strategies

At times, an Adviser may judge that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, an Adviser may (but will not necessarily), without notice, temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund’s assets.

In implementing these “defensive strategies,” a Fund may hold assets in cash and cash equivalents and in other investments an Adviser believes to be consistent with the Fund’s best interests.

If any such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

RS S&P 500 Index VIP Series is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of  any Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to RS S&P 500 Index VIP Series is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to RS S&P 500 Index VIP Series or its Investment Adviser. S&P has no obligation to take the needs of the Investment Adviser or the owners of RS S&P 500 Index VIP Series into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of RS S&P 500 Index VIP Series or the timing of the issuance or sale of RS S&P 500 Index VIP Series or in the determination or calculation of the equation by which RS S&P 500 Index VIP Series is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of RS S&P 500 Index VIP Series.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY RS S&P 500 INDEX VIP SERIES, OWNERS OF RS S&P 500 INDEX VIP SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED

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THEREIN, S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE FUNDS’ INVESTMENT LIMITATIONS

The Trust has adopted the following fundamental investment restrictions, which (except to the extent they are designated as nonfundamental as to any Fund) may not be changed without the affirmative vote of a majority of the outstanding voting securities of the affected Fund.

As fundamental investment restrictions, which may not be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund, a Fund may not:

1.               issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent a Fund is permitted to borrow money or otherwise to the extent consistent with applicable law;

2.               borrow money, except to the extent permitted by applicable law from time to time;

Note:  The Investment Company Act of 1940, as amended, currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

3.               act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

4.               (i) as to 75% of a Fund’s total assets (other than RS Partners VIP Series), purchase any security (other than U.S. Government securities or securities of other investment companies), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer; or

(ii) (All Funds except RS S&P 500 Index VIP Series) purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry;

(RS S&P 500 Index VIP Series) purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry, except that the Fund may purchase securities in excess of this limitation to the extent necessary from time to time to replicate the composition of the Standard & Poor’s 500 Index in accordance with the Fund’s investment objective;

5.               make loans, except by purchase of debt obligations or other financial instruments in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities. A Fund may make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission;

6.               purchase commodities, except that a Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts); and

7.               purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase

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interests in real estate investment trusts. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

It is contrary to the current policy of each of the Funds, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus/Proxy Statement, the other investment policies described in this SAI or in the Prospectus/Proxy Statement are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change a Fund’s investment objective without shareholder approval.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE FUNDS

Note: It is expected that Guardian Investor Services LLC (“GIS”) will purchase approximately 65% of the outstanding interests in RS Investments. For purposes of this Statement of Additional Information, it is assumed that the transaction in which GIS will acquire interests in RS Investments has been consummated prior to the date of this Statement of Additional Information, unless the context otherwise requires.

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out their responsibility, including the election and removal of the Trust’s officers.

The following table presents information about each of the Trustees and executive officers of the Trust. Unless otherwise indicated, the business address of the persons listed below is c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA  94111.

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Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships++

Disinterested Trustees
Leonard B. Auerbach Age 59	Trustee; Chairman of the Board	Since May 2006	Chairman and CEO, L, B, A & C, Inc., a consulting firm; formerly, Managing Director and CEO, AIG CentreCapital Group, Inc., a financial services firm.	35	Director, Luminent Mortgage Capital, Inc.; Trustee, RS Investment Trust
Judson Bergman Age 49	Trustee	Since May 2006	Founder and CEO of Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	35	Trustee, RS Investment Trust
Jerome S. Contro Age 49	Trustee	Since May 2006	Partner, Tango Group, a private investment firm; formerly, Managing Director, Nuveen, a public investment management firm.	35	Director, Janus Capital Group; Trustee, RS Investment Trust
John W. Glynn, Jr. Age 65	Trustee	Since May 2006	President, Glynn Capital Management, an investment management firm.	35	Trustee, RS Investment Trust

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Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships++

Interested Trustee
Michael G. McCaffery* Age 52	Trustee	Since May 2006	President and CEO, Stanford Management Company, an investment management firm; formerly, Chairman and CEO, Robertson, Stephens & Company, Inc., an investment banking firm.	35	Director, KB Home; Director, Thomas Weisel Partners Group, Inc. (a broker-dealer through which the Funds effect transactions); Trustee, RS Investment Trust

Principal Officers
Terry R. Otton Age 52	President, Principal Executive Officer, Treasurer, Principal Financial and Accounting Officer	Since May 2006

CEO and CFO (prior to September 2005, co-CEO, COO, and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm; previously, Chief Financial Officer, Robertson, Stephens & Company, Inc., an investment banking firm.

				N/A	N/A
Benjamin L. Douglas Age 39	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A

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Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships++

John J. Sanders, Jr. Age 60	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006

Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officerand co-COO, Husic Capital Management, an investment management firm; previously, Compliance Director of the broker-dealer, Robertson, Stephens & Company, Inc.

				N/A	N/A

+Under the Trust’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s Bylaws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++ Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

* Mr. McCaffery is an interested person because he is an affiliated person of a broker-dealer through which the Funds effect transactions.

Committees of the Board of Trustees

The RS Board of Trustees has two standing committees — the Audit Committee and the Nominating Committee. The purposes of the Audit Committee are: to oversee the accounting and financial reporting processes of the Trust and each of the Funds and other series of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting, and independent audits; to approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence, and performance of the Trust’s independent registered public accounting firm; and to act as liaison between the Trust’s independent registered public accounting firm and the full Board. The members of the Audit Committee are Messrs. Auerbach, Bergman, Contro, and Glynn.

The responsibility of the Nominating Committee is to supervise the nominations and elections of disinterested Trustees of the Trust. The Nominating Committee is composed of Messrs. Auerbach, Bergman, Contro, and Glynn. The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To

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submit properly a nominee recommendation for the Committee’s consideration, a shareholder must submit such recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. The recommendation must be delivered to the Trust not less than 45 days nor more than 75 days prior to the date of the Nominating Committee meeting at which the candidate would be considered, and must include: (i) biographical information regarding the candidate, the series and number of shares of the Trust owned of record or beneficially by the candidate (as reported to the recommending shareholder by the candidate), any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust, and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

Beneficial Ownership

The following table discloses the dollar range of equity securities beneficially owned by each Trustee in any Fund and, on an aggregate basis, in all of the funds in the Fund Complex as of December 31, 2005.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds in the Fund Complex(1)

Disinterested Trustees
Leonard B. Auerbach	None	>$100,000

Judson Bergman	None	None

Jerome S. Contro	None	>$100,000

John W. Glynn, Jr.	None	>$100,000

Interested Trustee
Michael G. McCaffery	None	>$100,000

(1) Includes indirect notional interests of disinterested Trustees under the Trust’s deferred compensation plan.

The following table provides information regarding each class of securities owned beneficially by any current disinterested Trustee and his immediate family members as of December 31, 2005, in RS Investments, GIS, the principal underwriter of the Funds, Guardian Baillie Gifford Limited (“GBG”), Baillie Gifford Overseas Limited (“BG Overseas”), or UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), or in any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with RS Investments, GIS, GBG, BG Overseas, or UBS Global AM:

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Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class

Leonard B. Auerbach*	—	—	—	—	—

Judson Bergman	—	—	—	—	—

Jerome S. Contro	—	—	—	—	—

John W. Glynn, Jr.	—	—	—	—	—

* Mr. Auerbach is a Limited Partner of RS Residential Fund, L.P., of which RSRF Company, L.L.C., an affiliate of RS Investments, is the general partner. He is also a Member of RS Property Fund IV, L.L.C. and RS Commercial Property Fund L.L.C., of which RS Fund IV Manager L.P. and RSCPF Manager, L.L.C., respectively, affiliates of RS Investments, are the Managing Members. The value of Mr. Auerbach’s interest in these entities as of December 31, 2005, was approximately $100,000.

Compensation

Pursuant to the terms of the investment advisory agreement between the Trust, on behalf of each Fund and the other series of the Trust, and RS Investments (the “Advisory Agreement”), RS Investments pays all compensation of officers of the Trust as well as the fees and expenses of all Trustees of the Trust who are interested persons of the Trust (as defined in the 1940 Act). The Trust, together with RS Investment Trust, currently pays each disinterested Trustee a quarterly fee of $20,000 and reimburses their actual out-of-pocket expenses relating to attendance at the meetings of the Board of Trustees. The annual compensation for the Chairman of the Board is $100,000, and the annual compensation for the Chairman of the Audit Committee is $90,000. Each disinterested Trustee is also paid a fee for each telephonic meeting of the Board of Trustees in which he participates. The Trust may from time to time pay additional compensation to one or more Trustees for services performed or expenses incurred by those Trustees on behalf of the Trust, in amounts approved by the Board of Trustees. Each Fund will pay its allocable portion of Trustee fees and expenses based on each such Fund’s net asset value. The Funds will not have to pay any portion of such fees and expenses until they commence investment operations. The following table provides estimated amounts for each Fund’s allocable portion of Trustee fees for the period [  ], 2006 through December 31, 2006.

Compensation Table

Name of Funds	Leonard B. Auerbach	Judson Bergman	Jerome S. Contro	John W. Glynn, Jr.	Michael G. McCaffery**
RS Core Equity VIP Series					—

RS Large Cap Value VIP Series					—

RS Small Cap Core Equity VIP Series					—

RS Partners VIP Series

RS Asset Allocation VIP Series					—

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Name of Funds	Leonard B. Auerbach	Judson Bergman	Jerome S. Contro	John W. Glynn, Jr.	Michael G. McCaffery**
RS S&P 500 Index VIP Series					—

RS International Growth VIP Series					—

RS Emerging Markets VIP Series					—

RS Investment Quality Bond VIP Series					—

RS Low Duration Bond VIP Series					—

RS High Yield Bond VIP Series					—

RS Cash Management VIP Series

Pension or Retirement Benefits Accrued as Part of Trust Expenses	—		—	—	—

Estimated Annual Benefits Upon Retirement	—		—	—	—

Total Cash Compensation From Fund Complex*					—

* Under a Deferred Compensation Plan (the “Plan”) adopted May 6, 2002, a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more series of the Trust designated for the purpose by the Trustee. A fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated funds. Each fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the funds designated by the Trustee. Deferred amounts remain in a fund until distributed in accordance with the Plan. Since October 1, 2003, the disinterested Trustees have directed that all of their regular Trustee compensation be invested in the funds as part of the Plan. As of December 31, 2005, the total amount of deferred compensation payable to or accrued for Mr. Auerbach was $334,877, for Mr. Contro was $369,015, and for Mr. Glynn was $351,872.

** Mr. McCaffery is an interested person because he is an affiliated person of a broker-dealer through which the Funds effect transactions.

Code of Ethics

The Trust, RS Investments, GIS, GBG, BG Overseas, and UBS Global AM have each adopted codes of ethics under rule 17j-1 of the Investment Company Act which permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund.

Control Persons and Principal Holders

As of the date of this SAI, the Funds have no shares outstanding.

The Trust’s Declaration of Trust and By-Laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved

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because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust and By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

INVESTMENT ADVISORY AND OTHER SERVICES

RS Investments

RS Investment Management Co. LLC (as previously defined, “RSIM Co.” or “RS Investments”) is a Delaware limited liability company. G. Randall Hecht, Chairman of RSIM Co., is a control person of RSIM Co. by virtue of his ownership interest in RSIM Co. and his positions with RSIM Co. The Management Committee of RSIM Co. consists of Mr. Hecht, Messrs. James Callinan and Andrew Pilara, portfolio managers of certain of the Funds, and Messrs. James Foster, Terry Otton, David Elliott, and Benjamin Douglas, employees of RSIM Co. or its affiliates, each of whom own interests in RSIM Co. No person other than Mr. Hecht owns more than 25% of the underlying interests in RSIM Co. Mr. Otton, Chief Executive Officer and Chief Financial Officer of RSIM Co., serves as the Trust’s President, Principal Executive Officer, Treasurer, and Principal Financial and Accounting Officer, and Mr. Douglas, General Counsel of RSIM Co., serves as the Trust’s Chief Legal Officer, Secretary and Vice President.

GIS, an indirect wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), has agreed to acquire a majority of the ownership interest in RSIM Co. It is expected that, after GIS’s purchase of the interest in RSIM Co., GIS will own approximately 65% of the ownership interest in RSIM Co., and current management and employees of RSIM Co. and RS Investment Management, L.P. will own the remainder of the interest in RSIM Co. No person other than GIS will own more than 25% of the ownership interest in RSIM Co. Messrs. Otton and Douglas are expected to continue to serve in the same capacities as the currently do.

Pursuant to the Advisory Agreement, RS Investments, at its expense, furnishes investment management services with respect to the assets of each Fund, consistent with the investment objective and policies of such Fund and subject to the supervision and direction of the Trust’s Board of Trustees, and (i) furnishes the Trust with investment advice, research, and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of its portfolio securities, (ii) furnishes the Trust and each Fund with reports, statements, and other data on securities, economic conditions, and other pertinent subjects, and (iii) in general, superintends and manages the investments of each Fund, subject to the ultimate supervision and direction of the Board of Trustees.

In addition, the Advisory Agreement provides that RS Investments provides all administrative services needed for the management and operation of each Fund and furnishes such office space and personnel as are needed by the Fund. The services of RS Investments to the Funds are not deemed to be exclusive, and RS Investments may provide similar or different services to others, so long as its ability to render the services provided for in the Advisory Agreement will not be impaired thereby.

The Advisory Agreement provides that RS Investments shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations or duties, be subject to liability to the Trust or any Fund or the shareholders of any Fund for any act or omission in the course of, or connected with, its rendering services thereunder, or for any losses that may be sustained in the purchase, holding, or sale of any security by the Fund.

The Advisory Agreement provides that RS Investments may, at its option and expense with respect to a Fund, appoint a sub-adviser or sub-advisers. The Advisory Agreement also states that unless the Board of Trustees specifies otherwise in connection with its approval of any such delegation or unless any agreement pursuant to which such delegation is effected specifies otherwise, (i) the obligation of RS Investments in respect of the activities of any such sub-adviser shall be to provide the Board of Trustees its recommendation as to the initial selection of the sub-adviser and as to the periodic renewal of the sub-advisory agreement, and to oversee generally the performance by such sub-adviser of its obligations to the Fund in question over time and to report to the Board of Trustees periodically as to its evaluation of the performance of such sub-adviser and as to the nature and scope of such general oversight, and (ii) assuming compliance by RS Investments with its obligation set out in clause (i) of this

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sentence in accordance with the standard of care set out in the Advisory Agreement, RS Investments shall not be responsible or have any liability for any investment decision or any other act or omission on the part of any sub-adviser, including without limitation any error or mistake of judgment on the part or the sub-adviser or failure by the sub-adviser to comply with any policies, procedures, guidelines, or objectives of any Fund, RS Investments, or the sub-adviser.

Guardian Investor Services LLC

GIS serves as the sub-adviser for RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, and RS Cash Management VIP Series (the “GIS Sub-Advised Funds”). GIS and RS Investments have entered into a written Sub-Advisory, Sub-Administration and Accounting Services Agreement pursuant to which GIS provides sub-advisory, administrative and accounting services with respect to the GIS Sub-Advised Funds, subject to the general oversight of RS Investments and the Board of Trustees of the Trust. GIS and RS Investments have also entered into a written Sub-Administration and Accounting Services Agreement pursuant to which GIS provides administrative and accounting services to RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, RS Large Cap Value VIP Series, and RS Partners VIP Series.

The Sub-Advisory, Sub-Administration and Accounting Services Agreement will remain in effect with respect to each GIS Sub-Advised Fund for a period of two years, unless sooner terminated, and thereafter will continue in effect from year to year so long as continuance is specifically approved at least annually by (a) either (i) a majority of the outstanding securities of the respective GIS Sub-Advised Funds or (ii) the Board of Trustees of the Trust, and (b) a vote of the majority of the Trustees who are not parties to the Agreement or “interested persons” of RS Investments or GIS, cast in person at a meeting called for the purpose of voting on such continuance.

The Sub-Administration and Accounting Services Agreement will remain in effect with respect to each Fund for a period of two years, unless sooner terminated, and thereafter will continue in effect from year to year so long as continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust and (ii) a vote of the majority of the Trustees who are not parties to the Agreement or “interested persons” of RS Investments or GIS, cast in person at a meeting called for the purpose of voting on such continuance. Either Agreement may be terminated with respect to a Fund at any time, without payment of any penalty, by the Board of Trustees of the Trust or by a vote of a majority of voting securities of such Fund, upon sixty (60) days written notice to GIS, and by GIS upon sixty (60) days written notice to the Trust.

With respect to its provision of sub-advisory services, GIS shall not, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, be liable to a GIS Sub-Advised Fund, the Trust, or to any shareholder of a GIS Sub-Advised Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security by the GIS Sub-Advised Fund.

With respect to its provision of administrative and accounting services, GIS shall not, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, be subject to liability for losses beyond its control. In addition, GIS shall not be liable for (i) the validity or invalidity or authority or lack thereof of any instruction, notice, or other instrument which conforms to the applicable requirements of the agreement and which GIS reasonably believes to be genuine, or (ii) delays or errors or loss of data occurring by reason of circumstances beyond GIS ‘s control.

Guardian Baillie Gifford Limited

Pursuant to a Sub-Advisory, Sub-Administration and Accounting Services Agreement between GBG and RS Investments, GBG serves as the sub-adviser for RS International Growth VIP Series and RS Emerging Markets VIP Series (the “GBG Sub-Advised Funds”). GBG was formed in November 1990 through a joint venture between The Guardian Insurance & Annuity Company, Inc., a wholly owned subsidiary of Guardian Life, and BG Overseas, which is wholly owned by Baillie Gifford & Co. GBG has entered into a investment sub-sub-advisory agreement with BG Overseas pursuant to which BG Overseas serves as sub-sub-adviser for the GBG Sub-Advised Funds and

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manages the day-to-day operations of each GBG Sub-Advised Fund’s portfolio, subject to the general oversight of GBG, RS Investments, and the Board of Trustees of the Trust.

The Sub-Advisory, Sub-Administration and Accounting Services Agreement will remain in effect with respect to each GBG Sub-Advised Fund for a period of two years, unless sooner terminated, and thereafter will continue in effect from year to year so long as continuance is specifically approved at least annually by (a) either (i) a majority of the outstanding securities of the respective GBG Sub-Advised Fund or (ii) the Board of Trustees of the Trust, and (b) a vote of the majority of the Trustees who are not parties to the sub-investment advisory agreement or “interested persons” of RS Investments or GBG, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated with respect to a GBG Sub-Advised Fund at any time, without payment of any penalty, by the Board of Trustees of the Trust or by a vote of a majority of voting securities of such GBG Sub-Advised Fund, upon sixty (60) days written notice to GBG, and by GBG upon sixty (60) days written notice to the Trust.

With respect to its provision of administrative and accounting services, GBG shall not, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, be subject to liability for losses beyond its control. In addition, GIS shall not be liable for (i) the validity or invalidity or authority or lack thereof of any instruction, notice, or other instrument which conforms to the applicable requirements of the agreement and which GBG reasonably believes to be genuine, or (ii) delays or errors or loss of data occurring by reason of circumstances beyond GBG’s control.

With respect to its provision of sub-advisory services, GBG shall not, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, be liable to a GBG Sub-Advised Fund, the Trust, or to any shareholder of a GBG Sub-Advised Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security by the GBG Sub-Advised Fund.

Baillie Gifford Overseas Limited

BG Overseas is the sub-sub-investment adviser for the GBG Sub-Advised Funds pursuant to a sub-sub-investment advisory agreement with GBG. Pursuant to this sub-sub-investment advisory agreement, BG Overseas manages the day-to-day operations of each GBG Sub-Advised Fund’s portfolio. In so doing, BG Overseas has full discretion to purchase and sell portfolio securities, to select brokers for the execution of such purchases, sales, and to negotiate brokerage commissions, if any, subject to monitoring by GBG. GBG continually monitors and evaluates the performance of BG Overseas.

The sub-sub-investment advisory agreement will continue in full force and effect with respect to each GBG Sub-Advised Fund from year to year, provided its continuance is specifically approved at least annually (1) by the Board of Directors of GBG and (2) by either (a) a majority of the outstanding securities of the respective GBG Sub-Advised Funds or (b) the Board of Trustees of the Trust, including approval by a vote of the majority of the Trustees who are not parties to the sub-sub-investment advisory agreement or “interested persons” of the Trust, GBG or BG Overseas, cast in person at a meeting called for the purpose of voting on such continuance.

The sub-sub-investment advisory agreement provides that neither BG Overseas, nor any of its officers, directors or employees shall be liable for any error of judgment or mistake of law or for any loss suffered by GBG or either GBG Sub-Advised Fund in connection with the matters to which the sub-investment advisory agreement relates, except for any loss resulting from willful misfeasance or misconduct, willful default, bad faith, or gross negligence in the performance of its or his /her duties on behalf of GBG or the Funds or from reckless disregard by BG Overseas or any such person of the duties of BG Overseas under the sub-sub-investment advisory agreement.

The sub-sub-investment advisory agreement includes a provision that if any 1940 Act requirement is relaxed by rule, regulation or order of the SEC, then any provision of the sub-sub-investment advisory agreement which reflects such 1940 Act requirement shall be deemed to incorporate the effect of such rule, regulation or order.

The sub-sub-investment advisory agreement may be terminated, without penalty, at any time by either party upon 60 days’ written notice and will terminate automatically upon its assignment. In addition, either party may terminate the sub-sub-investment advisory agreement immediately in any of the following situations: (1) the

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other party commits any material breach of its obligations under the agreement which, if curable, is not remedied within 30 days; (2) the dissolution of the other party; or (3) the termination or expiration of the joint venture agreement between GIAC and BG Overseas. Termination of the sub-sub-investment advisory agreement with respect to one GBG Sub-Advised Fund will not affect its validity with respect to the other GBG Sub-Advised Fund.

UBS Global Asset Management (Americas) Inc.

UBS Global AM serves as the investment sub-adviser for RS Large Cap Value VIP Series pursuant to a written investment sub-advisory agreement with RS Investments. Pursuant to this investment sub-advisory agreement and subject to the general oversight of RS Investments and the Board of Trustees of the Trust, and any written guidelines adopted by the Board or RS Investments and furnished to UBS Global AM, UBS Global AM will provide an investment management program for all or a designated portion of the assets of RS Large Cap Value VIP Series, including investment research and discretionary management with respect to all securities and investments in the Fund. UBS Global AM is responsible for placing purchase and sell orders with broker-dealers, which may include broker-dealers affiliated with UBS Global AM, and for negotiating commissions, if any, paid on investments and other related transactions for the portion of RS Large Cap Value VIP Series’ assets that UBS Global AM manages, subject to review by RS Investments. RS Investments continually monitors and evaluates the performance of UBS Global AM.

The investment sub-advisory agreement will continue in full force and effect with respect to each Fund for two years from its effective date and, thereafter if not terminated as to a certain Fund, will automatically renew and continue from year to year, provided its continuance is specifically approved at least annually by (a) either (i) a majority of the outstanding securities of RS Large Cap Value VIP Series or (ii) the Board of Trustees of the Trust, and (b) a vote of the majority of the Trustees who are not parties to the sub-investment advisory agreement or “interested persons” of RS Investments or UBS Global AM, cast in person at a meeting called for the purpose of voting on such continuance.

The investment sub-advisory agreement provides that neither UBS Global AM, nor any of its directors, officers, employees, agents, or affiliates shall be liable for any error of judgment or mistake of law or for any loss suffered by RS Large Cap Value VIP Series, the Trust, its shareholders or by RS Investments in connection with the matters to which the investment sub-advisory agreement relates, except for any loss resulting from UBS Global AM’s, or any of its directors’, officers’, employees’, agents’ (excluding any broker-dealer selected by UBS Global AM), or affiliates’ willful misfeasance, bad faith, or gross negligence in the performance of its or his /her duties on behalf of RS Investments or RS Large Cap Value VIP Series or from reckless disregard by UBS Global AM of its obligations and duties under the investment sub-advisory agreement.

The investment sub-advisory agreement includes a provision that if any 1940 Act requirement reflected in the investment sub-advisory agreement is made less restrictive by rule, regulation or order of the SEC, then any provision of the investment sub-advisory agreement which reflects such 1940 Act requirement shall be deemed to incorporate the effect of such rule, regulation or order.

The investment sub-advisory agreement may be terminated at any time, without penalty, by vote of the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of RS Large Cap Value VIP Series on 60 days’ written notice to UBS Global AM. UBS Global AM may terminate the agreement at any time, without payment of any penalty, on 90 days’ written notice to RS Investments. RS Investments, after providing prior written notice to UBS Global AM, may also immediately terminate the investment sub-advisory agreement, without penalty, in the event of (i) material breach by UBS Global AM of any of the representations and warranties set forth in a certain section of the agreement, or (ii) if, in the reasonable judgment of RS Investments, UBS Global AM becomes unable to discharge its duties and obligations under the investment sub-advisory contract. The investment sub-advisory agreement will terminate automatically upon its assignment (or upon termination of RS Investments’ advisory agreement with the Trust as it relates to RS Large Cap Value Fund), except to the extent permitted under the investment sub-advisory agreement. Termination of the investment sub-advisory agreement with respect to RS Large Cap Value VIP Series will not affect its validity with respect to any other fund.

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Management, Administrative and Accounting Fees

Management Fees. The Funds pay RS Investments fees as compensation for the services provided by it under the Advisory Agreement. The amount of these management fees is accrued daily and payable monthly at fixed annual rates based on the average daily net assets of each Fund.

Management, Administrative and Accounting Services. For its services under the Sub-Advisory, Sub-Administration and Accounting Services Agreement, GIS has the right to receive fees from RS Investments with respect to each Fund listed below at the following annual rates:

Fund	Annual Fee Rate
RS Asset Allocation VIP Series	0.4750%
RS S&P 500 Index VIP Series	0.2375%
RS Investment Quality Bond VIP Series	0.4750%
RS Low Duration Bond VIP Series	0.4275%
RS High Yield Bond VIP Series	0.5700%
RS Cash Management VIP Series	0.4750%

For its services under the Sub-Administration and Accounting Services Agreement, GIS has the right to receive fees from RS Investments with respect to each Fund listed below at the following annual rates:

Fund	Annual Fee Rate
RS Core Equity VIP Series	0.052%
RS Small Cap Core Equity VIP Series	0.078%
RS Large Cap Value VIP Series	0.042%
RS Partners VIP Series	0.042%

For its services under the Sub-Advisory, Sub-Administration and Accounting Services Agreement, GBG has the right to receive fees from RS Investments with respect to each Fund listed below at the following annual rates:

Fund	Annual Fee Rate
RS International Growth VIP Series	0.76%
RS Emerging Markets VIP Series	0.95%

For its services under the investment sub-advisory agreement, UBS Global AM has the right to receive fees from RS Investments with respect to RS Large Cap Value VIP Series at the annual rate of 0.43%.

For its services under the sub-sub-advisory agreement, BG Overseas has the right to receive fees from GBG with respect to each Fund listed below at the following annual rates:

Fund	Annual Fee Rate
RS International Growth VIP Series	0.40%
RS Emerging Markets VIP Series	0.50%

Expenses

Each Fund will pay all expenses related to its operation which are not borne by RS Investments, including but not limited to taxes, interest, brokerage fees and commissions, fees paid to members of the Board of Trustees who are not interested persons of the Trust, SEC fees and related expenses, state Blue Sky qualification fees, charges of custodians, transfer agents, registrars, or other agents, outside auditing, accounting, and legal services, charges for

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the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters.

Proxy Voting Policies

The Trust’s Board of Trustees has delegated the responsibility for voting proxies on behalf of the Funds to RS Investments, GIS, BG Overseas and UBS Global AM (each, a “Fund Adviser”), respectively, subject to the oversight of the Board of Trustees. Pursuant to such delegation, each Fund Adviser is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as Fund Adviser in accordance with the proxy voting policies and procedures of each such Fund Adviser. A copy of the proxy voting policies and procedures to be followed by each Fund Adviser on behalf of the Funds, including procedures to be used when a vote presents a conflict of interest, is attached hereto as Appendix B (“Proxy Voting Policies”). Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (1) without charge, upon request, by calling [    ] or on RS Investments’ Web site at [    ] and (2) on the SEC’s Web site at www.sec.gov.

Portfolio Managers

Compensation. As described in the Prospectus/Proxy Statement, each Fund pays RS Investments a management fee based on a percentage of the Fund’s average daily net assets with respect to certain of the Funds. RS Investments pays a portion of its management fee to GIS, GBG, or UBS Global AM, and GBG pays a portion of its management fee to BG Overseas, for sub-sub-advisory services to the GBG Sub-Advised Funds. The portfolio managers are generally paid out of the resources, including the management fees paid by the Fund, of the Fund’s adviser, sub-adviser or sub-sub-adviser, as applicable, and are not paid from any assets of the Funds or any other managed account.

In the case of the GIS Sub-Advised Funds, portfolio managers are paid by Guardian Life, with a portion of the total available compensation pool allocated to Guardian Life and GIS, respectively, based on each of those company’s assets under management. Portfolio managers for RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series are compensated by RS Investments; portfolio managers for the GBG Sub-Advised Funds are compensated by BG Overseas; and portfolio managers for RS  Large Cap Value VIP Series are compensated by UBS Global AM.

A Fund’s portfolio managers often manage multiple portfolios for multiple clients. These accounts may include other mutual funds and accounts managed for insurance companies and other institutions. In the case of UBS Global AM and BG Overseas, these other accounts may also include assets for high net worth individuals, pension funds, collective investment trusts, offshore funds, hedge funds and other types of accounts. For portfolio managers of GIS, a significant portion of their portfolio management responsibility is managing the assets of Guardian Life’s general account, a pool of mainly fixed income assets that supports the death benefit, claims and other obligations underlying Guardian Life-issued life, health, disability and other insurance policies (the “Guardian Assets”). The simultaneous management of multiple portfolios potentially could give rise to conflicts of interest, as discussed herein.

The following is information regarding compensation of portfolio managers as provided by RS Investments, GIS, BG Overseas and UBS Global AM, respectively.

1) RS Investments.

RS Investments has two separate investment advisory operating divisions, each with separate compensation and profit-sharing structures. Each of the portfolio managers for a series of the Trust is part of either the Growth Group or the Value Group.

In establishing salaries and bonuses, RS Investments considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investments sets salary and bonus levels by reference to other investment firms investing in similar categories.

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In consultation with G. Randall Hecht, Chairman of RS Investments, and Terry R. Otton, Chief Executive Officer of RS Investments, the leaders of each Group (Andrew P. Pilara, Jr. for Value, James L. Callinan, John L. Wallace, and William J. Wolfenden III for Growth), determine all salaries and bonuses for their respective Groups for the Funds for each fiscal year end. Salaries are based on industry standards, as described above.

Bonuses within the Growth Group are based on a number of factors, including (1) pre-tax investment performance for each account (including the Funds) managed by a portfolio manager compared to a relevant peer group over one- and three-year periods, with an emphasis on the most recent one-year period, and (2) experience.

Bonuses within the Value Group are based on a number of factors, including (1) pre-tax investment performance for each account (including the Funds) managed by a portfolio manager compared to a relevant peer group over a rolling three-year period, with particular focus on account performance during periods of losses in the general market, (2) investment judgment, and (3) analytical process.

Assets under management do not directly affect any individual’s salary or bonus, although the amount of each Group’s assets under management affect the fee revenue attributable to that Group, which in turn affect the maximum amount of money available for that Group’s aggregate salaries and bonuses.

Certain of the Funds’ portfolio managers participated in the profits of their respective Groups based on their profit-sharing percentages. Each Group’s leaders, in consultation with Mr. Hecht and Mr. Otton, set these percentages at the beginning of each year based on a number of factors, including tenure, assets under management, long-term investment performance (compared to appropriate benchmarks), and overall contribution to the Group’s investment process.

Certain portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits, in addition to Group profits.

2) GIS

The compensation paid to portfolio managers is comprised of both base salary and incentive compensation. The base salary is generally a fixed amount based on the individual’s experience and expertise and is reviewed annually. The purpose of the incentive compensation plan is to provide portfolio managers with incentive awards that are tied directly to the performance of the mutual funds and portfolios for which they are responsible. The incentive component can be a significant portion of their total compensation. For the mutual funds, the incentive compensation rewards favorable performance of the mutual funds relevant to peers and positive excess return versus appropriate benchmark indices. For the other portfolios, the incentive compensation rewards favorable performance relative to customized benchmark indices.

The mutual fund performance criteria are generally tied to both a peer component and index component. The peer component is based on a GIS Sub-Advised Fund’s performance relative to the appropriate peer group in the universe of mutual funds as determined by Lipper, Inc., an independent mutual fund rating and ranking organization. Incentive compensation takes into account performance measured over rolling one- and three-year periods, with a phase-in period. Generally, incentive compensation for a portfolio manager is warranted for performance better than the 60th percentile relative to the Lipper peer group. The index component is based on whether the Fund’s performance exceeds the performance of its benchmark index (for example, RS Investment Quality Bond VIP Series’ performance is measured against the performance of the Lehman Brothers Aggregate Bond Index). The incentive compensation calculation for a given portfolio manager is based on appropriate weightings that reflect that manager’s roles and responsibilities with respect to management of the mutual funds and other portfolios. For equity assets, management of the GIS Sub-Advised Funds accounts for substantially all of the calculation; for fixed income assets, the calculation is divided between management of the Guardian Assets and the GIS Sub-Advised Funds, respectively. Although under normal circumstances the Guardian Assets substantially exceed those of the GIS Sub-Advised Funds, for purposes of the calculation, management of the Funds accounts for approximately 50% or more of a manager’s incentive compensation. In determining the actual incentive award to an individual portfolio manager, senior management may increase or decrease the award in its discretion based on the manager’s contribution to performance and other factors.

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Under the terms of a non-qualified deferred compensation plan (the “plan”), portfolio managers must make a mandatory contribution to the plan of their incentive compensation that exceeds a certain dollar amount. For fiscal year 2005, Guardian Life contributed an additional amount to the amount deferred. Portfolio managers may allocate the deferred compensation among any of the funds managed by GIS, which may or may not include the GIS Sub-Advised Fund(s) the portfolio manager is responsible for. The deferred compensation is notionally invested, meaning it is accounted for as though it were invested in the designated funds but is not actually so invested. The deferred compensation vests after three years.

3) BG Overseas

Mr. Menzies and Mr. Hocknell are partners of BG Overseas. As such, they each receive a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within BG Overseas and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits such as pension plans are not available to partners, who provide for those benefits from their own personal funds.

4) UBS Global AM

The compensation received by the portfolio managers of UBS Global AM includes a base salary and incentive compensation as detailed below. Overall compensation can be grouped into three categories:

• Competitive salary, benchmarked to maintain competitive compensation opportunities.

• Annual bonus, tied to individual contributions and investment performance.

• UBS equity awards, promoting company-wide success and employee retention.

Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry. Annual bonuses are correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. UBS Global AM strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals’ interests with those of UBS Global AM’s clients. Each portfolio manager’s bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund’s broad-based index over a three-year rolling period. Senior investment professionals may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global AM believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years.

Ownership of Fund Shares. As of the date of this SAI, the Funds have not yet commenced investment operations; therefore, no portfolio manager has a beneficial interest in the Funds’ shares as of such date.

Other Accounts. Each Fund’s portfolio manager or portfolio managers are responsible (either individually or jointly) for the day-to-day management of certain other accounts (including other series of RS Variable Products Trust). Unless otherwise indicated, none of the other accounts for which the portfolio managers listed below are responsible have performance-based fees. The following table sets forth the number of other accounts managed by the portfolio managers and the total assets of such accounts as of March 31, 2006:

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	Registered Investment Companies				Other Pooled Investment Vehicles†				Other Accounts
Name	Number of Accounts		Total Assets (in Thousands)		Number of Accounts		Total Assets (in Thousands)		Number of Accounts		Total Assets (in Thousands)
Howard Chin	4	(1)		$514,772	5			$2,409,556	0			$0
Thomas M. Cole	[ ]	(2)	$				$				$
Robert Crimmins, Jr.	4	(1)		$514,772	10			$9,135,580	0			$0
Thomas Digenan	[ ]	(2)	$				$				$
Manind Govil	2	(3)		$1,891,328	1			$285,122	0			$0
Alexander Grant, Jr.	3	(4)		$718,642	2			$1,090,308	0			$0
Scott Hazen	[ ]	(2)	$				$				$
Edward Hocknell	[ ]	(5)	$				$				$
Jonathan Jankus	4	(6)		$596,421	5			$971,785	0			$0
Stewart Johnson	4	(6)		$596,421	5			$971,785	0			$0
David J. Kelley	3			$4,227,078	0			$0	33			$1,071,805
John Leonard	[ ]	(2)	$		[ ]	*	$		[ ]	**	$
R. Robin Menzies	[ ]	(7)	$				$				$
Andrew P. Pilara, Jr.	4			$6,226,895	0			$0	35			$1,124,857
Ho Wang	2	(8)		$144,091	2			$387,962	0			$0
Joseph A. Wolf	3			$4,227,078	0			$0	33			$1,069,387
Matthew Ziehl	2	(9)		$442,551	2			$2,896	0			$0

(1)          Includes The Guardian Bond Fund and The Guardian VC Low Duration Bond Fund.

(2)          Includes The Guardian UBS VC Large Cap Value Fund.

(3)          Includes The Guardian Stock Fund.

(4)          Includes The Guardian Cash Fund.

(5)          Includes Baillie Gifford Emerging Markets Fund.

(6)          Includes The Guardian VC 500 Index Fund and Guardian VC Asset Allocation Fund.

(7)          Includes Baillie Gifford International Growth Fund.

(8)          Includes The Guardian VC High Yield Bond Fund.

(9)          Includes The Guardian Small Cap Stock Fund.

†      The portfolio managers of GIS serve as sector specialists with respect to Guardian Assets.

*                 The portfolio manager receives an advisory fee based on account performance for [two] of these accounts, in which the assets total $[1 billion].

**          The portfolio manager receives an advisory fee based on account performance for [one] of these accounts, in which the assets total $[238 million].

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Conflicts of Interest. The Fund Advisers have informed the Trust as follows:

1) RS Investments

Whenever a portfolio manager of RS Core Equity VIP Series or RS Small Cap Core Equity VIP Series manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of RS Core Equity VIP Series and RS Small Cap Core Equity VIP Series and the investment strategies of the other accounts and potential conflicts in the allocation of investment opportunities between RS Core Equity VIP Series and RS Small Cap Core Equity VIP Series and such other accounts. In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security. For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account. RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both RS Core Equity VIP Series or RS Small Cap Core Equity VIP Series and other accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts.

RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair over time to all of its clients. RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investments’ policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts. It is RS Investments’ policy that, when the amount of securities of a particular issuer available to RS Investments’ client accounts in an initial public offering is insufficient to meet the requirements of each account that will purchase securities in the IPO, RS Investments generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also RS Investments’ policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investments’ reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.

2) GIS

Portfolio managers for the GIS Sub-Advised Funds typically manage other portfolios with investment objectives and strategies that are similar to those of the GIS Sub-Advised Funds. In general, the other portfolios are managed using the same investment models that are used in connection with the management of the GIS Sub-Advised Funds. Accordingly, Fund portfolio managers often make investment decisions and place trades for other accounts that are similar to those made for the GIS Sub-Advised Funds due to the similarities in their investment objectives and strategies. On the other hand, portfolio managers may purchase or sell securities for one portfolio and not another, as appropriate, or may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a GIS Sub-Advised Fund. Depending on market conditions, any of these actions could have a potential adverse impact on a GIS Sub-Advised Fund. Because the GIS Sub-Advised Funds’ portfolio managers manage assets for other accounts, the potential exists that a portfolio manager could have an incentive to devote an unequal amount of time and attention to the management of a GIS Sub-Advised Fund as compared to the time and attention the manager spends on other accounts. GIS could also be perceived as having a conflict of interest if GIS or any of its affiliates has an investment in an account that is materially larger than its investment in a GIS Sub-Advised Fund. To address these and other potential conflicts of interest, GIS has adopted trade allocation policies and procedures, which provide for fair treatment including procedures for allocation of initial public offerings, and has monitoring procedures for compliance with each GIS Sub-Advised Fund’s investment policies and with the Code of Ethics of the GIS Sub-Advised Funds and GIS. In addition, GIS periodically reviews each portfolio manager’s overall responsibilities to evaluate whether the manager has adequate resources to effectively manage multiple portfolios in a manner that treats all clients fairly.

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3) BG Overseas

BG Overseas manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, and internal review processes. BG Overseas has developed trade allocation systems and controls to seek to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

4) UBS Global AM

The portfolio management team’s management of RS Large Cap Value VIP Series and other accounts could result in potential conflicts of interest if the RS Large Cap Value VIP Series and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the RS Large Cap Value VIP Series. The Portfolio Managers and their team manage RS Large Cap Value VIP Series and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, RS Large Cap Value VIP Series may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM has adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment decisions for the Funds and for the other investment advisory clients of the Fund Advisers and their affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients purchase or sell the same security at approximately the same time, in which event the day’s transactions in such security are, insofar as the applicable Fund Adviser deems appropriate, averaged as to price and allocated between such clients in a manner which in the Fund Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. The Fund Advisers employ a professional staff of portfolio managers who draw upon a variety of resources for research information for the Funds.

Transactions on U.S. stock exchanges and NASDAQ, commodities markets, and futures markets and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive brokerage and research services (as defined in the Exchange Act), from broker-dealers that execute portfolio transactions for the clients of such advisors and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Fund Advisers receive

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research and brokerage services and other similar services from many broker-dealers with which it places a Fund’s portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, pricing services, quotation services, and news services. Where the services referred to above are not used exclusively by a Fund Adviser for research purposes, the Fund Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to the Fund Advisers and their affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because a Fund Adviser or its affiliates receive these services even though the Fund Adviser might otherwise be required to purchase some of these services for cash.

Each Fund Adviser places all orders for the purchase and sale of portfolio investments for the Funds and buys and sells investments for the Funds through a substantial number of brokers and dealers. Each Fund Adviser seeks the best overall terms available for the Funds, except to the extent the Fund Adviser may be permitted to pay higher brokerage commissions as described below. In selecting broker-dealers and evaluating the overall reasonableness of brokerage commissions, a Fund Adviser, having in mind a Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices, and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the Exchange Act, a Fund Adviser may cause a Fund to pay a broker-dealer that provides “brokerage and research services” (as defined in the Exchange Act) to the Fund Adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Fund Advisers’ authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

A Fund Adviser may sometimes instruct a broker through whom it executes a securities transaction to “give up” a portion of the transaction for settlement to another broker that provides research services to the Fund Adviser consistent with the preceding policies. In such a case, the broker to whom the transaction is given up may receive the entire commission payable on the portion of the transaction given up to it.

It is the Trust’s policy that the Funds may not use brokerage to compensate a broker for the sale or promotion of Fund shares. Certain broker-dealers or their affiliates with whom a Fund places transactions may also sell shares of the Funds. In an attempt to limit any conflict of interest this may create (for example, effecting portfolio transactions for a Fund with certain broker-dealers or their affiliates in order to induce them to sell shares of the Fund), the Trust has adopted policies and procedures that prohibit the use of brokerage to compensate a broker for the sale or promotion of Fund shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have established a policy governing the disclosure of a Fund’s portfolio holdings which is designed to protect the confidentiality of the Fund’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Funds’ Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by the Trust’s Chief Compliance Officer, or where appropriate, a member of RS Investments’ senior management (each, an “Authorized Person”).

Registered investment companies that are sub-advised by RS Investments may be subject to different portfolio holdings disclosure policies, and neither RS Investments nor the Board of Trustees of the Funds exercises control over such policies. In addition, separate account clients of RS Investments have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the funds that are sub-advised by RS Investments and some of the separate accounts managed by RS Investments have substantially

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similar or identical investment objectives and strategies, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, to those of certain Funds.

Neither RS Investments nor the Funds will receive any compensation or other consideration in connection with disclosure of Fund portfolio holdings.

Public Disclosure of Portfolio Holdings. In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings publicly available on RS Investments’ Web site in such scope and form and with such frequency as RS Investments may reasonably determine. The Prospectus/Proxy Statement describes, to the extent applicable, the type of information that is disclosed on RS Investments’ Web site, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

A Fund’s portfolio holdings are considered to be publicly disclosed on the earliest of:  (a) the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site); or (c) at such additional times and on such additional bases as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings. A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an executive officer of the Trust, such as the Trust’s Chief Compliance Officer, determines that such disclosure is in the best interests of the Fund’s shareholders. In addition, the third party receiving the non-public portfolio holdings will be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including the Fund Advisers and their affiliates and the Funds’ custodian, sub-administration and accounting services provider, independent registered public accounting firm, and proxy voting service provider.

To the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund’s shareholders, on the one hand, and RS Investments or an affiliated person of RS Investments or the Fund, on the other, the Authorized Person must inform the Trust’s Chief Compliance Officer of such potential conflict, and the Trust’s Chief Compliance Officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances.

Ongoing Arrangements To Make Portfolio Holdings Available. With authorization from an Authorized Person, Fund Representatives disclose Fund portfolio holdings to the following recipients on an on-going basis:  the Funds’ custodian, sub-administration and accounting services provider, independent registered public accounting firm, and proxy voting service provider. Each recipient, except the Funds’ independent registered public accounting firm, receives the portfolio holdings information on a daily basis. The Funds’ independent registered public accounting firm receives the information when requested in connection with its services to the Funds.

DISTRIBUTION OF SHARES

GIS, 7 Hanover Square, New York, NY 10004, is the principal underwriter of the Funds’ shares. Shares are offered continuously; however, the Trust reserves the right to cease the offer of any Fund’s shares at any time, subject to applicable laws, rules and regulations. GIS receives no compensation from the Trust or from purchasers of the Funds’ shares for acting as distributor.

HOW NET ASSET VALUE IS DETERMINED

Each Fund determines the net asset value (“NAV”) per share once daily, as of the close of regular trading on the NYSE. The NYSE is closed Saturdays, Sundays, New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas (observed).

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The Funds value their portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Debt securities may be valued each business day by an independent pricing service; the use of an independent pricing service to ascertain such values has been approved by the Board of Trustees. Debt securities for which quoted bid prices, in the judgment of a independent pricing service, are readily available and are representative of the bid side of the market are valued at the quoted bid prices (as obtained from dealers in such securities). Other debt securities that are valued by an independent pricing service are carried at estimated market value, based on methods which include consideration of: yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Funds value all other securities and assets at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, and certain foreign securities. These investments are generally stated at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

The fair value of securities is generally determined as the amount that a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, in cases where there are no publicly traded securities of the same class as the securities being valued, the security is valued based on an analysis of the effect of any restrictions on the sale of the security; product development and trends of the security’s issuer; changes in the industry and other competing companies; significant changes in the issuer’s financial position; prices at which the issuer subsequently issues the same or comparable securities; prices at which the same or comparable securities are sold; and any other event which could have a significant impact on the value of the security.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV of a Fund’s shares are computed as of such times. Also, because of the amount of time required to collect and process trading information for large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of NAV. A Fund may determine the fair value of those securities in accordance with pricing guidelines and procedures approved by the Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday, the values of a Fund’s investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine a Fund’s NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

RS Cash Management VIP Series. Securities held by RS Cash Management VIP Series (the “Cash Fund”) are valued at their amortized cost. Amortized cost is acquisition cost as adjusted for amortization of any discount or premium at a constant daily rate to maturity. This method provides certainty in valuation, but may result in valuations that are higher or lower than the price which would be received if an instrument was sold prior to its maturity because neither unrealized gains nor unrealized losses are accounted for.

The Cash Fund’s use of amortized cost and the maintenance of the Cash Fund’s net asset value at $10.00 per share is based on its election to value its portfolio in accordance with the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Cash Fund must: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase U.S. dollar-denominated instruments having remaining maturities of thirteen months or less; and invest only in securities that are determined to present minimal credit risks and that are eligible for investment under the rule. Eligible securities are securities rated within the two highest rating categories assigned

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by the requisite number of nationally recognized statistical rating organizations (“NRSROs”) or, if unrated, deemed to be of comparable quality by GIS, the Cash Fund’s investment sub-adviser, in accordance with guidelines adopted by the Board of Trustees.

Since dividends from net investment income and from net realized and unrealized gains will be accrued daily and paid monthly, the net asset value per share will ordinarily remain at $10.00, but the Cash Fund’s daily dividends will vary in amount, and there may be days when there will be no dividend. If net realized or unrealized losses on any day exceeds interest income, less expenses, the net asset value per share on that day might decline.

TAXES

Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Fund would not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

Under current law, since the shareholders are life insurance company “segregated asset accounts,” they will not be subject to income tax currently on this income to the extent such income is applied to increase the value of variable annuity contracts and variable life insurance contracts.

Among the conditions for qualification and avoidance of taxation at the Trust level, Subchapter M imposes investment limitations, distribution requirements, and requirements relating to the diversification of investments. The requirements of Subchapter M may affect the investments made by each Fund. Any of the applicable diversification requirements could require a sale of assets of a Fund that would affect the net asset value of the Fund.

Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Trust and its Funds will be participating insurance companies and their separate accounts that fund variable annuity contracts, variable life insurance contracts and other variable insurance contracts.

Each Fund intends to comply with the requirements of Section 817(h) and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements affecting the securities in which the Fund may invest and other limitations. The diversification requirements under Subchapter M and the Investment Company Act of 1940. Failure to meet the requirements of Section 817(h) could result in taxation of the participating insurance companies offering the variable annuity contracts and variable life insurance contracts and immediate taxation of all owners of the contracts and policies to the extent of appreciation on investment under the contracts. The Trust believes it is in compliance with these requirements.

The Secretary of the Treasury may issue additional rulings or regulations that will prescribe the circumstances in which an owner of a variable insurance contract’s control of the investments of a segregated asset account may cause such owner, rather than the insurance company, to be treated as the owner of the assets of a segregated asset account. It is expected that such regulations would have prospective application. However, if a ruling or regulation were not considered to set forth a new position, the ruling or regulation could have retroactive effect.

The Trust therefore may find it necessary, and reserves the right to take action to assure, that a variable annuity contracts or variable life insurance contracts continues to qualify as an annuity or insurance contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of any Fund or substitute the shares of one Fund for those of another. No such change of investment goal or substitution of securities will take place without notice to the contract and policy owners with interests invested in the affected Fund and without prior approval of the Securities and Exchange Commission, or the approval of a majority of such owners, to the extent legally required.

With respect to investment income and gains received by a Fund, if any, from sources outside the United States, such income and gains may be subject to foreign taxes that are withheld at the source. Thus, a Fund’s yield on foreign investments would be decreased by such taxes. The effective rate of foreign taxes to which a Fund will

44

be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs are not eligible to be treated as “qualified dividend income.” A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. See also the discussion on hedging transactions, below.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to local, state and foreign taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and foreign taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds. Statements as to the tax status of distributions will be mailed annually.

ADDITIONAL INFORMATION

Transfer Agent and Custodian

Boston Financial Data Services, at P.O. Box 219717, Kansas City, MO 64121, serves as the Funds’ transfer agent and dividend-paying agent (“Transfer Agent”). State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Funds’ custodian (“Custodian”). The Custodian and subcustodians hold the securities in the Funds’ portfolios and other assets for safekeeping. The Transfer Agent and Custodian do not participate in making investment decisions for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, California 94111, are the Trust’s independent registered public accounting firm, providing audit services, tax return review, and other tax consulting services and assistance and consultation in connection with the review of various SEC filings.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, MA  02110, serves as counsel to the Trust.

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or

45

instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of that Fund. Thus the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

The audited financial statements, financial highlights, and report of independent registered public accounting firm relating to the Funds and included in the following annual reports, filed electronically on Form N-CSR on March 6, 2006 (File No. 811-03636) are hereby incorporated by reference into this SAI: Annual Report to Contract Owners of The Guardian Stock Fund, (ii) Annual Report to Contract Owners of The Guardian VC 500 Index Fund, (iii) Annual Report to Contract Owners of The Guardian VC Asset Allocation Fund, (iv) Annual Report to Contract Owners of The Guardian VC High Yield Fund, (v) Annual Report to Contract Owners of The Guardian VC Low Duration Bond Fund, (vi) Annual Report to Contract Owners of The Guardian UBS VC Large Cap Value Fund, and (vii) Annual Report to Contract Owners of The Guardian UBS VC Small Cap Value Fund, each for the fiscal year ended December 31, 2005.

The audited financial statements, financial highlights, and report of independent registered public accounting firm relating to the Funds and included in the following annual reports, filed electronically on Form N-CSR on March 6, 2006 (File No. 811-06231) are hereby incorporated by reference into this SAI: (i) Annual Report to Contract Owners of Baillie Gifford International Growth Fund, (ii) Annual Report to Contract Owners of Baillie Gifford Emerging Markets Fund, and (iii) Annual Report to Contract Owners of The Guardian Small Cap Stock Fund, , each for the fiscal year ended December 31, 2005.

The audited financial statements, financial highlights, and report of independent registered public accounting firm relating to the Funds and included in the Annual Report to Contract Owners of The Guardian Bond Fund, Inc., filed electronically on Form N-CSR on March 6, 2006 (File No. 811-03634) and the Annual Report to Contract Owners of The Guardian Cash Fund, Inc. (File No. 811-03324), each for the fiscal year ended December 31, 2005 are each hereby incorporated by reference into this SAI.

Pro forma financial statements are not included since the Guardian Funds are reorganizing into the Funds, which are newly created series of the Trust and do not have assets or liabilities.

46

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

This Appendix describes ratings applied to corporate bonds by Standard & Poor’s (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).

Standard & Poor’s Ratings

AAA — An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated CC is currently highly vulnerable to nonpayment.

C — The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D — An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody’s Ratings

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are available to all advisory clients of a Fund Adviser upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, will be available as of August 31 of each year (i) without charge, upon request, by calling 1-800-766-FUND [3863]; on RS Investments’ website at http://www.rsinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

I. RS Investment Management Co. LLC

PROXY VOTING POLICIES AND PROCEDURES

November 10, 2005

Purpose and General Statement

The purpose of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which RS Investments votes the securities owned by its advisory clients for which RS Investments exercises voting authority and discretion (the “Proxies”). The advisory clients for which RS Investments votes Proxies are registered investment companies and certain other institutional accounts. These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). These policies and procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; the Advisers take no responsibility for the voting of any proxies on behalf of any such client. For those clients that have delegated such authority and discretion to an Adviser, these policies and procedures apply equally to registered investment companies and other institutional accounts.

Policies Relating to Proxy Voting

The guiding principle by which the Advisers vote on all matters submitted to security holders is to act in a manner consistent with the best interest of their clients, without subrogating the clients’ interests to those of the Advisers. The Advisers do not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. The policies and procedures set forth herein are designed to ensure that material conflicts of interest on the part of an Adviser or its affiliates do not affect our voting decisions on behalf of our clients. All Adviser personnel who are involved in the voting of Proxies will be required to adhere to these policies and procedures.

It is the general policy of an Adviser to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, the Advisers reserve the right to abstain on any particular vote or otherwise withhold their vote on any matter if in the judgment of an Adviser, the costs associated with voting such Proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our clients.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of the Advisers to maintain the confidentiality of the particular votes that it casts on behalf of our clients. Registered investment company clients disclose the votes cast on their behalf by an Adviser in accordance with their legal and regulatory requirements. Any other institutional client of an Adviser can obtain details of how its Adviser has voted the securities in its account by contacting the client’s designated service representative.

Proxy Policy Committee

Certain aspects of the administration of these proxy voting policies and procedures are governed by a Proxy Policy Committee (the “Committee”) currently comprising four members. The members of this Committee are the Chief Executive Officer, the General Counsel, the Chief Compliance Officer, and a Legal Counsel. The Chief Executive Officer serves as Chair of the Committee. The Committee may change its structure or composition from time to time.

A portfolio manager’s recommendation of an override of the Guidelines (as defined below) will be accepted with the approval of any two members of the Committee. The Committee meets to consider Special Votes (as defined below), where a material conflict of interest has been identified, and at such other times as the Chief Executive Officer shall determine. In addition, the Committee generally holds a regular meeting during each calendar quarter, at which the Committee reviews data with respect to votes taken in accordance with these policies and procedures since the previous meeting. The Committee reviews the existing Guidelines at least once each calendar year and in connection with such review may recommend any changes to the Guidelines.

On all matters, the Committee makes its decisions by a vote of a majority of the members of the Committee present at the meeting. At any meeting of the Committee, a majority of the members of the Committee then in office shall constitute a quorum.

Proxy Voting Procedures

The Advisers have retained Institutional Shareholder Services, Inc. (“ISS”) to vote proxies for the accounts of our advisory clients. ISS prepares analyses of most matters submitted to a shareholder vote and also provides voting services to institutions such as an Adviser. ISS receives a daily electronic feed of all holdings in the Advisers’ voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to ISS. ISS monitors the accounts and their holdings to be sure that all Proxies are received and voted. As a result of the firm’s decision to use ISS, there is generally no physical handling of Proxies by an Adviser’s personnel.

The Advisers have adopted proxy voting guidelines (the “Guidelines”) that set forth how the Advisers plan to vote on specific matters presented for shareholder vote. The Guidelines are attached as Annex A to these policies and procedures. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from an Adviser, ISS will automatically vote in accordance with the Guidelines.

Each Adviser reserves the right to override the Guidelines when it considers that such an override would be in the best interest of our clients, taking into consideration all relevant facts and circumstances at the time of the vote. See “Procedures for Overriding the Guidelines” below.

In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a “Special Vote”). Special Votes will be addressed according to the procedures discussed below at “Procedures Regarding Special Votes”.

In advance of the deadline for any particular vote, ISS posts information regarding that vote on its secure web site. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, and any analysis or other information that ISS has prepared with respect to the vote. In the case of Special Votes, ISS notifies the Advisers of the vote and the relevant deadline. The Compliance Department accesses the website on a regular basis to monitor the matters presented for shareholder votes and to track the voting of the Proxies.

Procedures for Overriding the Guidelines

If any portfolio manager or analyst, in the course of his or her regular monitoring of companies whose securities are held in client accounts, is interested in a particular shareholder matter, and desires an Adviser to vote in a manner inconsistent with the Guidelines, he or she shall take action in accordance with the procedures set forth below.

In the case of a portfolio manager or analyst who believes an Adviser should vote in a manner inconsistent with the Guidelines, he or she must first submit such proposal to the Compliance Department. The Compliance Department is responsible for making a determination as to whether there is a material conflict of interest between an Adviser, on the one hand, and the relevant advisory client, on the other hand, arising out of the provision of certain services or products by an Adviser to the company on whose behalf Proxies are being solicited, personal shareholdings of any Adviser personnel in the company, or any other relevant material conflict of interest.

If the Compliance Department determines that there is no material conflict of interest, the Compliance Department will present this finding to the Committee for ratification. If the Committee agrees that there is no material conflict of interest, then the Committee will inform the Compliance Department of the decision to override. The Compliance Department will instruct ISS accordingly prior to the voting deadline. The Compliance Department will retain records of documents material to any such determination, and such records will be made available to the Committee for review during one of its regular meetings.

If, however, the Compliance Department or the Committee determines that there is a material conflict of interest with respect to the relevant shareholder vote, then the Committee will hold a special meeting for consideration of the matter. As part of its deliberations, the Committee will review, as applicable, the following:

•                  a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

•                  data regarding client holdings in the relevant issuer;

•                  information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;

•                  the vote indicated by the Guidelines, together with any relevant information provided by ISS; and

•                  the rationale for the request for an override of the Guidelines, together with all relevant information, as provided by the Compliance Department, portfolio manager or analyst, as the case may be.

After review, the Committee will arrive at a decision based on the guiding principle of acting in a manner consistent with the best interest of their clients. The Committee may vote to authorize an override of the Guidelines with respect to such a vote notwithstanding the presence of a material conflict of interest only if the Committee determines that such an override would be in the best interests of the clients in question. Whether or not the Committee authorizes an override, the Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

Procedures Regarding Special Votes

If the Chief Compliance Officer is informed by ISS or otherwise becomes aware of a Special Vote, he will submit the Special Vote to the Committee. The Committee will review any information provided by ISS or the Compliance Department regarding the Special Vote, and, in its discretion, may also consult with the relevant portfolio manager or analyst. If, after this review, the Committee agrees with ISS that the vote is not covered by the Guidelines, the Committee will consult the Compliance Department as to whether or not the Special Vote involves a material conflict of interest on the part of an Adviser. As with cases of recommended overrides of the Guidelines, the determination made by the Compliance Department as to the absence of a material conflict of interest will be presented to the Committee for ratification. If the Committee determines that there is no material conflict of interest involved, the Committee will inform the Compliance Department of its decision and the Compliance Department will then instruct ISS to vote based on the decision of the portfolio manager.  The Compliance Department will retain records of documents material to any such determination, which records will be made available to the Committee for review during one of its regular meetings.

If, however, the Compliance Department, or the Committee, upon review of its decision, determines that there is a material conflict of interest with respect to the relevant Special Vote, then the Committee will hold a special meeting for consideration of the matter. As part of its deliberations, the Committee will review, as applicable the following:

•                  a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

•                  data regarding client holdings in the relevant issuer;

•                  information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;

•                  analysis prepared by ISS with respect to the Special Vote;  and

•                  other relevant information.

After reviewing the relevant information, the Committee will render a decision as to how the Special Vote is to be voted based on the guiding principle of acting in a manner consistent with the best interest of their clients. The Compliance Department will then inform ISS of this decision and instruct ISS to vote the Special Vote accordingly. The Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

Undue Influence

If at any time any person is pressured or lobbied either by an Adviser’s personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the Chief Compliance Officer, who will keep a record of this information and forward the information to the Committee. The Committee will consider this information when making its decision to recommend an override of the Guidelines (or, in the case of a Special Vote, in its decision regarding the voting of the relevant Proxy).

Record Keeping

Each Adviser, or ISS, as the Advisers’ agent, maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

•                  a copy of these policies and procedures;

•                  proxy statements received regarding client securities are maintained by ISS;

•                  a record of each vote cast is maintained by ISS, and such records are accessible to designated an Adviser personnel at any time;

•                  a copy of any document created by an Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

•                  each written client request for proxy voting records and the Adviser’s written response to any (written or oral) client request for such records.

PROXY VOTING GUIDELINES FOR U.S. COMPANIES

RS Investments

•                  Default:

•                  Bundled:

Elect Directors (1000)
1000-1	Always Vote FOR all uncontested director nominees.
1000-2	WITHHOLD votes from ALL nominees if the board lacks an audit, compensation, or nominating committee.
1000-3	WITHHOLD votes from ALL nominees IF the board will consist of more than XX directors after the election.
1000-4	WITHHOLD votes from ALL nominees IF the board will consist of fewer than XX directors after the election.
1000-5	WITHHOLD votes from ALL nominees IF the company has adopted a classified board structure for the election of directors.
1000-6	WITHHOLD votes from ALL nominees IF the company does not have an independent chair or lead director.
1000-7	WITHHOLD votes from ALL nominees IF the board does not include at least one woman director.
1000-8	WITHHOLD votes from ALL nominees IF the board does not include at least one minority director.
1000-9	WITHHOLD votes from ALL nominees IF the board did not act to implement a policy requested by a shareholder proposal that received majority voting support in the prior two years.
1000-10	WITHHOLD votes from ALL nominees if the board adopted or renewed a poison pill without shareholder approval during the current or prior year.
1000-11	WITHHOLD votes from ANY non-independent nominee (excluding the CEO) IF XX% or more of the directors are not independent.
1000-12	WITHHOLD votes from ANY employee nominee who serves on the audit, compensation, or nominating committee.
1000-13	WITHHOLD votes from ANY non-independent nominee who serves on the audit committee IF XX% or more of directors serving on the audit committee are not independent.
1000-14	WITHHOLD votes from ANY non-independent nominee who serves on the compensation committee IF 25% or more of directors serving on the compensation committee are not independent.
1000-15	WITHHOLD votes from ANY non-independent nominee who serves on the nominating committee IF XX% or more of directors serving on the nominating committee are not independent.
1000-16

WITHHOLD votes from ANY nominee who serves on the audit committee IF the fees paid by the company for non-audit services in the prior fiscal year exceed XX% of the aggregate fees paid to the company’s outside auditor.

1000-17	WITHHOLD votes from ANY nominee who is retired from active employment and serves on boards at more than 3 other major companies.
1000-18	WITHHOLD votes from ANY nominee who is employed full-time and serves on boards at more than 2 other major companies.

1000-19	WITHHOLD votes from ANY nominee who attended less than 75% of the board and committee meetings that they were scheduled to attend during the previous fiscal year.	X
1000-20	WITHHOLD votes from ANY nominee who has served on the board for more than XX years.
1000-21	WITHHOLD votes from ANY nominee who owns no company stock and has served on the board for more than XX years.
1000-22	WITHHOLD votes from ANY nominee who is more than XX years old.
1000-23	WITHHOLD votes from ANY shareholder-nominated nominee.
1000-24	WITHHOLD votes from ANY nominee who is the target of a “vote no” campaign.
1000-25	WITHHOLD votes from ANY nominee if the company does not ask for shareholder approval to ratify its auditors.

Contested Election of Directors (1001)
1001-1	Always vote FOR all management nominees.	X
1001-2	Always vote AGAINST all management nominees.

Ratify Selection of Auditors (1010)
1010-1	Always vote FOR a management proposal to ratify the board’s selection of auditors.
1010-2	Vote AGAINST IF the previous auditor was dismissed because of a disagreement with the company.	X
1010-3	Vote AGAINST IF the non-audit services exceed XX% of fees.
1010-4	Vote AGAINST IF the auditors have served more than XX consecutive years.

Approve Name Change (1020)
1020-1	Always vote FOR a management proposal to change the company name.	X
1020-2	Always vote AGAINST a management proposal to change the company name.

Approve Other Business (1030)
1030-1	Always vote FOR a management proposal to approve other business.	X
1030-2	Always vote AGAINST a management proposal to approve other business.

Adjourn Meeting (1035)
1035-1	Always vote FOR a management proposal to adjourn the meeting.	X
1035-2	Always vote AGAINST a management proposal to adjourn the meeting.

Approve Technical Amendments (1040)
1040-1	Always vote FOR a management proposal to make technical amendments to the charter and/or bylaws.	X
1040-2	Always vote AGAINST a management proposal to make technical amendments to the charter and/or bylaws.

Approve Financial Statements (1050)
1050-1	Always vote FOR a management proposal to approve financial statements.	X
1050-2	Always vote AGAINST a management proposal to approve financial statements.

Increase Authorized Common Stock (1100)
1100-1	Always vote FOR a management proposal to increase authorized common stock.
1100-2	Always vote AGAINST a management proposal to increase authorized common stock.
1100-3	Vote AGAINST IF the increase is NOT intended to effect a merger, stock split, recapitalization or other reorganization.
1100-4	Vote AGAINST IF the dilution represents more than 10% of current authorized shares.	X

Decrease Authorized Common Stock (1101)
1101-1	Always vote FOR a management proposal to decrease authorized common stock.	X
1101-2	Always vote AGAINST a management proposal to decrease authorized common stock.

Amend Authorized Common Stock (1102)
1102-1	Always vote FOR a management proposal to amend authorized common stock.
1102-2	Always vote AGAINST a management proposal to amend authorized common stock.	X

Approve Common Stock Issuance (1103)
1103-1	Always vote FOR a management proposal to approve the issuance of authorized common stock.
1103-2	Always vote AGAINST a management proposal to approve the issuance of authorized common stock.	X
1103-3	Vote AGAINST IF the dilution represents more than XX% of current outstanding voting power before the stock issuance.
1103-4	Vote AGAINST IF the stock would be issued at a discount to the fair market value.
1103-5	Vote AGAINST IF the issued common stock has superior voting rights.

Approve Issuance or Exercise of Stock Warrants (1104)
1104-1	Always vote FOR a management proposal to approve the issuance or exercise of stock warrants.
1104-2	Always vote AGAINST a management proposal to approve the issuance or exercise of stock warrants.	X
1104-3	Vote AGAINST IF the warrants, when exercised, would exceed XX% of the outstanding voting power.

Authorize Preferred Stock (1110)
1110-1	Always vote FOR a management proposal to authorize preferred stock.
1110-2	Always vote AGAINST a management proposal to authorize preferred stock.	X
1110-3	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

Increase Authorized Preferred Stock (1111)
1111-1	Always vote FOR a management proposal to increase authorized preferred stock.
1111-2	Always vote AGAINST a management proposal to increase authorized preferred stock.	X
1111-3	Vote AGAINST IF the proposed increase creates potential dilution of more than XX%.
1111-4	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

Decrease Authorized Preferred Stock (1112)
1112-1	Always vote FOR a management proposal to decrease authorized preferred stock.	X
1112-2	Always vote AGAINST a management proposal to decrease authorized preferred stock.

Cancel Series of Preferred Stock (1113)
1113-1	Always vote FOR a management proposal to cancel a class or series of preferred stock.	X
1113-2	Always vote AGAINST a management proposal to cancel a class or series of preferred stock.

Amend Authorized Preferred Stock (1114)
1114-1	Always vote FOR a management proposal to amend preferred stock.
1114-2	Always vote AGAINST a management proposal to amend preferred stock.	X

Approve Issuance or Conversion of Preferred Stock (1115)
1115-1	Always vote FOR a management proposal to issue or convert preferred stock.

1115-2	Always vote AGAINST a management proposal to issue or convert preferred stock.	X
1115-3	Vote AGAINST IF the dilution represents more than XX% of the total voting power.
1115-4	Vote AGAINST IF the shares have voting rights superior to those of other shareholders.

Eliminate Preemptive Rights (1120)
1120-1	Always vote FOR a management proposal to eliminate preemptive rights.	X
1120-2	Always vote AGAINST a management proposal to eliminate preemptive rights.

Restore Preemptive Rights (1121)
1121-1	Always vote FOR a management proposal to create or restore preemptive rights.
1121-2	Always vote AGAINST a management proposal to create or restore preemptive rights.	X

Authorize Dual Class Stock (1130)
1130-1	Always vote FOR a management proposal to authorize dual or multiple classes of common stock.
1130-2	Always vote AGAINST a management proposal to authorize dual or multiple classes of common stock.	X
1130-3	Vote AGAINST IF the shares have inferior or superior voting rights.

Eliminate Dual Class Stock (1131)
1131-1	Always vote FOR a management proposal to eliminate authorized dual or multiple classes of common stock.	X
1131-2	Always vote AGAINST a management proposal to eliminate authorized dual or multiple classes of common stock.

Amend Dual Class Stock (1132)
1132-1	Always vote FOR a management proposal to amend authorized dual or multiple classes of common stock.
1132-2	Always vote AGAINST a management proposal to amend authorized dual or multiple classes of common stock.	X

Increase Authorized Dual Class Stock (1133)
1133-1	Always vote FOR a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.
1133-2	Always vote AGAINST a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.	X
1133-3	Vote AGAINST IF it will allow the company to issue additional shares with superior voting rights.
1133-4	Vote AGAINST IF the dilution is more than XX% of the outstanding voting power.
1133-5	Vote AGAINST IF the dilution is more than XX% of the class of stock.

Approve Share Repurchase (1140)
1140-1	Always vote FOR a management proposal to approve a stock repurchase program.	X
1140-2	Always vote AGAINST a management proposal to approve a stock repurchase program.

Approve Stock Split (1150)
1150-1	Always vote FOR a management proposal to approve a stock split.	X
1150-2	Always vote AGAINST a management proposal to approve a stock split.

Approve Reverse Stock Split (1151)
1151-1	Always vote FOR a management proposal to approve reverse a stock split.	X
1151-2	Always vote AGAINST a management proposal to approve reverse a stock split
1151-3	Vote AGAINST IF the company does not intend to proportionally reduce the number of authorized shares.

Approve Merger/Acquisition (1200)
1200-1	Always vote FOR a management proposal to merge with or acquire another company	X
1200-2	Always vote AGAINST a management proposal to merge with or acquire another company.
1200-3	Vote AGAINST IF the combined entity would be controlled by a person or group.
1200-4	Vote AGAINST IF the change-in-control provision would be triggered.
1200-5	Vote AGAINST IF the current shareholders would be minority owners of the combined company.
1200-6	Vote AGAINST IF the combined entity would reincorporate or change its governance structure.
1200-7	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.
1200-8	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Recapitalization (1209)
1209-1	Always vote FOR a management proposal to approve recapitalization.	X
1209-2	Always vote AGAINST a management proposal to approve recapitalization.

Approve Restructuring (1210)
1210-1	Always vote FOR a management proposal to restructure the company.	X
1210-2	Always vote AGAINST a management proposal to restructure the company.

Approve Bankruptcy Restructuring (1211)
1211-1	Always vote FOR a management proposal on bankruptcy restructurings.	X
1211-2	Always vote AGAINST a management proposal on bankruptcy restructurings.

Approve Liquidation (1212)
1212-1	Always vote FOR a management proposal to approve liquidation.
1212-2	Always vote AGAINST a management proposal to approve liquidation.	X

Approve Reincorporation (1220)
1220-1	Always vote FOR a management proposal to reincorporate in a different state.
1220-2	Always vote AGAINST a management proposal to reincorporate in a different state.
1220-3	Vote AGAINST IF the proposal would reduce shareholder rights.	X
1220-4	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Leveraged Buyout (1230)
1230-1	Always vote FOR a management proposal to approve a leveraged buyout of the company.
1230-2	Always vote AGAINST a management proposal to approve a leveraged buyout of the company.	X
1230-3	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.

Approve Spin-Off (1240)
1240-1	Always vote FOR a management proposal to spin-off certain company operations or divisions.	X
1240-2	Always vote AGAINST a management proposal to spin-off certain company operations or divisions.

Approve Sale of Assets (1250)
1250-1	Always vote FOR a management proposal to approve the sale of assets.	X
1250-2	Always vote AGAINST a management proposal to approve the sale of assets.

Eliminate Cumulative Voting (1300)
1300-1	Always vote FOR a management proposal to eliminate cumulative voting.	X
1300-2	Always vote AGAINST a management proposal to eliminate cumulative voting.

Adopt Cumulative Voting (1301)
1301-1	Always vote FOR a management proposal to adopt cumulative voting.
1301-2	Always vote AGAINST a management proposal to adopt cumulative voting.	X

Adopt Director Liability Provision (1310)
1310-1	Always vote FOR a management proposal to limit the liability of directors.
1310-2	Always vote AGAINST a management proposal to limit the liability of directors.	X

Amend Director Liability Provision (1311)
1311-1	Always vote FOR a management proposal to amend director liability provisions.
1311-2	Always vote AGAINST a management proposal to amend director liability provisions.	X

Adopt Indemnification Provision (1320)
1320-1	Always vote FOR a management proposal to indemnify directors and officers.
1320-2	Always vote AGAINST a management proposal to indemnify directors and officers.	X

Amend Indemnification Provision (1321)
1321-1	Always vote FOR a management proposal to amend provisions concerning the indemnification of directors and officers.
1321-2	Always vote AGAINST a management proposal to amend provisions concerning the indemnification of directors and officers.	X

Approve Board Size (1332)
1332-1	Always vote FOR a management proposal to set the board size.
1332-2	Always vote AGAINST a management proposal to set the board size.
1332-3	Vote AGAINST IF the proposal reduces the board size and the company has cumulative voting.
1332-4	Vote AGAINST IF the proposed maximum board size is greater than 15 directors.	X
1332-5	Vote AGAINST IF the proposed minimum board size is less than XX directors.
1332-6	Vote AGAINST IF the board will consist of more than XX directors.
1332-7	Vote AGAINST IF the board will consist of fewer than XX directors.

No Shareholder Approval to Fill Vacancy (1340)
1340-1	Always vote FOR a management proposal to allow the directors to fill vacancies on the board without shareholder approval.	X
1340-2	Always vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.

Give Board Authority to Set Board Size (1341)
1341-1	Always vote FOR a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.	X
1341-2	Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.

Removal of Directors (1342)
1342-1	Always vote FOR a management proposal regarding the removal of directors.	X
1342-2	Always vote AGAINST a management proposal regarding the removal of directors.
1342-3	Vote AGAINST IF the proposal limits the removal of directors to cases where there is legal cause.
1342-4	Vote AGAINST IF the proposal would allow for the removal of directors without cause.

Approve Non-Technical Charter Amendments (1350)
1350-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s certificate of incorporation.
1350-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s certificate of incorporation.
1350-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Non-Technical Bylaw Amendments (1351)
1351-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s bylaws.
1351-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s bylaws.
1351-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Classified Board (1400)
1400-1	Always vote FOR a management proposal to adopt a classified board.	X
1400-2	Always vote AGAINST a management proposal to adopt a classified board.
1400-3	Vote AGAINST IF the company has cumulative voting.
1400-4	Vote AGAINST IF the company has adopted a shareholder rights plan (poison pill).

Amend Classified Board (1401)
1401-1	Always vote FOR a management proposal to amend a classified board.	X
1401-2	Always vote AGAINST a management proposal to amend a classified board.

Repeal Classified Board (1402)
1402-1	Always vote FOR a management proposal to repeal a classified board.	X
1402-2	Always vote AGAINST a management proposal to repeal a classified board.

Adopt Poison Pill (1410)
1410-1	Always vote FOR a management proposal to ratify or adopt a shareholder rights plan (poison pill).
1410-2	Always vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).	X
1410-3	Vote AGAINST IF the poison pill contains a “dead-hand” provision.
1410-4	Vote AGAINST IF the company has a classified board.
1410-5	Vote AGAINST IF the poison pill does not have a “sunset” provision.
1410-6	Vote AGAINST IF the poison pill does not have a TIDE provision. (Three-Year Independent Director Evaluation.)
1410-7	Vote AGAINST IF the poison pill trigger is less than XX%.

Redeem Poison Pill (1411)
1411-1	Always vote FOR a management proposal to redeem a shareholder rights plan (poison pill).
1411-2	Always vote AGAINST a management proposal to redeem a shareholder rights plan (poison pill).	X

Eliminate Special Meeting (1420)
1420-1	Always vote FOR a management proposal to eliminate shareholders’ right to call a special meeting.
1420-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to call a special meeting.	X

Limit Special Meeting (1421)
1421-1	Always vote FOR a management proposal to limit shareholders’ right to call a special meeting.
1421-2	Always vote AGAINST a management proposal to limit shareholders’ right to call a special meeting.	X
1421-3	Vote AGAINST IF the limitation requires more than XX% of the outstanding shares to call a special meeting.

Restore Special Meeting (1422)
1422-1	Always vote FOR a management proposal to restore shareholders’ right to call a special meeting.	X
1422-2	Always vote AGAINST a management proposal to restore shareholders’ right to call a special meeting.

Eliminate Written Consent (1430)
1430-1	Always vote FOR a management proposal to eliminate shareholders’ right to act by written consent.
1430-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to act by written consent.	X

Limit Written Consent (1431)
1431-1	Always vote FOR a management proposal to limit shareholders’ right to act by written consent.
1431-2	Always vote AGAINST a management proposal to limit shareholders’ right to act by written consent.	X
1431-3	Vote AGAINST IF the limitation requires written consent of more than XX% of the outstanding shares.

Restore Written Consent (1432)
1432-1	Always vote FOR a management proposal to restore shareholders’ right to act by written consent.	X
1432-2	Always vote AGAINST a management proposal to restore shareholders’ right to act by written consent.

Adopt Supermajority Requirement (1440)
1440-1	Always vote FOR a management proposal to establish a supermajority vote provision to approve merger or other business combination.	X
1440-2	Always vote AGAINST a management proposal to establish a supermajority vote provision to approve merger or other business combination.
1440-3	Vote AGAINST IF the required vote is more than XX% of the outstanding shares.

Amend Supermajority Requirement (1443)
1443-1	Always vote FOR a management proposal to amend a supermajority vote provision to approve merger or other business combination.	X
1443-2	Always vote AGAINST a management proposal to amend a supermajority vote provision to approve a merger or other business combination.
1443-3	Vote AGAINST IF the amendment would increase the vote required to approve the transaction.
1443-4	Vote AGAINST IF the amendment increases the vote requirement to more than XX% of the outstanding shares.

Eliminate Supermajority Requirement (1444)
1444-1	Always vote FOR a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.	X
1444-2	Always vote AGAINST a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.

Adopt Supermajority Lock-In (1445)
1445-1	Always vote FOR a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X
1445-2	Always vote AGAINST a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
1445-3	Vote AGAINST IF the vote requirement is more than XX% of the outstanding shares.

1445-4	Vote AGAINST IF the proposal would result in establishing a complete Lock-In on all of the charter and bylaw provisions.

Amend Supermajority Lock-In (1446)
1446-1	Always vote FOR a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X
1446-2	Always vote AGAINST a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
1446-3	Vote AGAINST IF the changes would increase the vote requirement above XX% of the outstanding shares.
1446-4	Vote AGAINST IF the changes would result in a complete Lock-In on all of the charter and bylaw provisions.

Eliminate Supermajority Lock-In (1447)
1447-1	Always vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X
1447-2	Always vote AGAINST a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

Consider Non-Financial Effects of Merger (1450)
1450-1	Always vote FOR a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.
1450-2	Always vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.	X

Adopt Fair Price Provision (1460)
1460-1	Always vote FOR a management proposal that establishes a fair price provision.	X
1460-2	Always vote AGAINST a management proposal that establishes a fair price provision.

Amend Fair Price Provision (1461)
1461-1	Always vote FOR a management proposal to amend a fair price provision.	X
1461-2	Always vote AGAINST a management proposal to amend a fair price provision.

Repeal Fair Price Provision (1462)
1462-1	Always vote FOR a management proposal to repeal a fair price provision.	X
1462-2	Always vote AGAINST a management proposal to repeal a fair price provision.

Adopt Anti-Greenmail Provision (1470)
1470-1	Always vote FOR a management proposal to limit the payment of greenmail.	X
1470-2	Always vote AGAINST a management proposal to limit the payment of greenmail.

Adopt Advance Notice Requirement (1480)
1480-1	Always vote FOR a management proposal to adopt advance notice requirements.	X

1480-2	Always vote AGAINST a management proposal to adopt advance notice requirements.
1480-3	Vote AGAINST IF the provision requires advance notice for director nominations.
1480-4	Vote AGAINST IF the provision requires advance notice of more than XX days.

Opt Out of State Takeover Law (1490)
1490-1	Always vote FOR a management proposal seeking to opt out of a state takeover statutory provision.	X
1490-2	Always vote AGAINST a management proposal seeking to opt out of a state takeover statutory provision.

Opt Into State Takeover Law (1491)
1491-1	Always vote FOR a management proposal seeking to opt into a state takeover statutory provision.	X
1491-2	Always vote AGAINST a management proposal seeking to opt into a state takeover statutory provision.

Adopt Stock Incentive Plan (1500)
1500-1	Always vote FOR a management proposal to adopt a stock incentive plan for employees.
1500-2	Always vote AGAINST a management proposal to adopt a stock incentive plan for employees.
1500-3	Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than 10%.	X
1500-4	Vote AGAINST IF potential dilution from all company plans, including this proposal, as calculated by ISS, is more than 10%.	X
1500-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X
1500-6	Vote AGAINST IF the compensation committee is not fully independent.
1500-7	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X
1500-8	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on the grant date.
1500-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) — that is, it adds a specified number or percentage of outstanding shares for awards each year.	X
1500-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as award other than options.
1500-11	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1500-12	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X
1500-13	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.
1500-14	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.
1500-15	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X
1500-16	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X

1500-17	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.
1500-18	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed 30% of total options granted in that year.	X
1500-19	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X
1500-20	Vote AGAINST IF the company does not expense stock options.	X
1500-21	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.
1500-22	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Amend Stock Incentive Plan (1501)
1501-1	Always vote FOR a management proposal to amend a stock incentive plan for employees.
1501-2	Always vote AGAINST a management proposal to amend a stock incentive plan for employees.
1501-3	Vote AGAINST IF the amendment allows options to be priced at less than 85% fair market value on the grant date.	X
1501-4	Vote AGAINST IF the amendment allows the plan administrator to reprice or replace underwater options.	X
1501-5	Vote AGAINST IF the amendment extends post-retirement exercise period of outstanding options.	X
1501-6	Vote AGAINST IF the amendment enhances existing change-in-control features or adds change-in-control provisions to the plan.	X
1501-7	Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in less than XX years.
1501-8	Vote AGAINST IF the amendment increases the per employee limit for awards.	X
1501-9	Vote AGAINST IF the amendment allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X
1501-10	Vote AGAINST IF potential dilution from all company plans, including this proposal, as calculated by ISS, is more than XX%.

Add Shares to Stock Incentive Plan (1502)
1502-1	Always vote FOR a management proposal to add shares to a stock incentive plan for employees.
1502-2	Always vote AGAINST a management proposal to add shares to a stock incentive plan for employees.
1502-3	Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than 5%.	X
1502-4	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by ISS, is more than 10%.	X
1502-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X
1502-6	Vote AGAINST IF the compensation committee is not fully independent.
1502-7	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X
1502-8	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of the fair market value on the grant date.	X

1502-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) — that is, it adds a specified number or percentage of outstanding shares for award each year.	X
1502-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X
1502-11	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1502-12	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X
1502-13	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.
1502-14	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.
1502-15	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X
1502-16	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X
1502-17	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.
1502-18	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed 30% of total options granted in that year.	X
1502-19	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X
1502-20	Vote AGAINST IF the company does not expense stock options.
1502-21	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.
1502-22	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Limit Per-Employee Awards (1503)
1503-1	Always vote FOR a management proposal to limit per-employee annual option awards.
1503-2	Always vote AGAINST a management proposal to limit per-employee annual option awards.
1503-3	Vote AGAINST IF the per-employee limit is more than 50,000 shares per year.	X
1503-4	Vote AGAINST IF the aggregate per-employee limit is more than 1,000,000 shares over the life of the plan.	X

Extend Term of Stock Incentive Plan (1505)
1505-1	Always vote FOR a management proposal to extend the term of a stock incentive plan for employees.
1505-2	Always vote AGAINST a management proposal to extend the term of a stock incentive plan for employees.
1505-3	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X
1505-4	Vote AGAINST IF the potential dilution from all company plans, as calculated by ISS, is more than 10%.	X
1505-5	Vote AGAINST IF the compensation committee is not fully independent.
1505-6	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X

1505-7	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of the fair market value on the grant date.	X
1505-8	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X
1505-9	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1505-10	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X
1505-11	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.
1505-12	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.
1505-13	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X
1505-14	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X
1505-15	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.
1505-16	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed XX% of the options granted in the past fiscal year.
1505-17	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X
1505-18	Vote AGAINST IF the company does not expense stock options.
1505-19	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.
1505-20	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Adopt Director Stock Incentive Plan (1510)
1510-1	Always vote FOR a management proposal to adopt a stock incentive plan for non-employee directors.
1510-2	Always vote AGAINST a management proposal to adopt a stock incentive plan for non-employee directors.	X
1510-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on grant date.
1510-4	Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than XX%.
1510-5	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by ISS, is more than XX%.
1510-6	Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.
1510-7	Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.
1510-8	Vote AGAINST IF the plan includes an incentive to receive shares instead of cash.
1510-9	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.
1510-10	Vote AGAINST IF the company does not expense stock options.

1510-11	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.
1510-12	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1510-13	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.

Amend Director Stock Incentive Plan (1511)
1511-1	Always vote FOR a management proposal to amend a stock incentive plan for non-employee directors.
1511-2	Always vote AGAINST a management proposal to amend a stock incentive plan for non-employee directors.	X
1511-3	Vote AGAINST IF the amendment increases the size of the option awards.
1511-4	Vote AGAINST IF the amendment would make the plan an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.
1511-5	Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.
1511-6	Vote AGAINST IF the amendment would provide an incentive to receive shares instead of cash.
1511-7	Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in less than XX years.
1511-8	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by ISS, is more than XX%.

Add Shares to Director Stock Incentive Plan (1512)
1512-1	Always vote FOR a management proposal to add shares to a stock incentive plan for non-employee directors.
1512-2	Always vote AGAINST a management proposal to add shares to a stock incentive plan for non-employee directors.	X
1512-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of fair market value on the grant date.
1512-4	Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than XX%.
1512-5	Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by ISS, is more than XX%.
1512-6	Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.
1512-7	Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.
1512-8	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.
1512-9	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.

1512-10	Vote AGAINST IF the company does not expense stock options
1512-11	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.
1512-12	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1512-13	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.

Adopt Employee Stock Purchase Plan (1520)
1520-1	Always vote FOR a management proposal to adopt an employee stock purchase plan.
1520-2	Always vote AGAINST a management proposal to adopt an employee stock purchase plan.
1520-3	Vote AGAINST IF the proposed plan allows employees to purchase stock at less than 95% of the stock’s fair market value.	X
1520-4	Vote AGAINST IF the equity dilution represented by the proposed plan, as calculated by ISS, is more than XX%.
1520-5	Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by ISS, is more than XX%.

Amend Employee Stock Purchase Plan (1521)
1521-1	Always vote FOR a management proposal to amend an employee stock purchase plan.
1521-2	Always vote AGAINST a management proposal to amend an employee stock purchase plan.
1521-3	Vote AGAINST IF the proposal allows employees to purchase stock at prices of less than 95% of the stock’s fair market value.	X

Add Shares to Employee Stock Purchase Plan (1522)
1522-1	Always vote FOR a management proposal to add shares to an employee stock purchase plan.
1522-2	Always vote AGAINST a management proposal to add shares to an employee stock purchase plan.
1522-3	Vote AGAINST IF the proposed plan allows employees to purchase stock at less than 95% of the stock’s fair market value.	X
1522-4	Vote AGAINST IF the equity dilution represented by this proposal is more than XX% of the outstanding common equity.
1522-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS, is more than XX%.

Adopt Stock Award Plan (1530)
1530-1	Always vote FOR a management proposal to adopt a stock award plan.
1530-2	Always vote AGAINST a management proposal to adopt a stock award plan.	X
1530-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in less than XX years.
1530-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by ISS, is more than XX%.

1530-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS (overhang), is more than XX%.
1530-6	Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of the company’s peer group.

Amend Stock Award Plan (1531)
1531-1	Always vote FOR a management proposal to amend a stock award plan.
1531-2	Always vote AGAINST a management proposal to amend a stock award plan.	X
1531-3	Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.
1531-4	Vote AGAINST IF the amendment increases the per-employee limit for awards.
1531-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS (overhang), is more than XX%.

Add Shares to Stock Award Plan (1532)
1532-1	Always vote FOR a management proposal to add shares to a stock award plan.
1532-2	Always vote AGAINST a management proposal to add shares to a stock award plan.	X
1532-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in less than XX years.
1532-4	Vote AGAINST IF the equity dilution represented by this proposal, as calculated by ISS, is more than XX%.
1532-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS (overhang), is more than XX%.
1532-6	Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of its peer group.

Adopt Director Stock Award Plan (1540)
1540-1	Always vote FOR a management proposal to adopt a stock award plan for non-employee directors.
1540-2	Always vote AGAINST a management proposal to adopt a stock award plan for non-employee directors.	X
1540-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.
1540-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by ISS, is more than XX%.
1540-5	Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by ISS, is more than XX%.
1540-6	Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.
1540-7	Vote AGAINST IF the plan would provide an incentive to receive shares instead of cash.

Amend Director Stock Award Plan (1541)
1541-1	Always vote FOR a management proposal to amend a stock award plan for non-employee directors.

1541-2	Always vote AGAINST a management proposal to amend a stock award plan for non-employee directors.	X
1541-3	Vote AGAINST IF the amendment increases the award size.
1541-4	Vote AGAINST IF the amendment adds time-lapsing restricted stock that vest in less than XX years.
1541-5	Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.
1541-6	Vote AGAINST IF the proposed amendment would include an incentive to receive shares instead of cash.
1541-7	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS (overhang), is more than XX%.

Add Shares to Director Stock Award Plan (1542)
1542-1	Always vote FOR a management proposal to add shares to a stock award plan for non-employee directors.
1542-2	Always vote AGAINST a management proposal to add shares to a stock award plan for non-employee directors.	X
1542-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.
1542-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by ISS, is more than XX%.
1542-5	Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by ISS, is more than XX%.
1542-6	Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.
1542-7	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.

Approve Annual Bonus Plan (1560)
1560-1	Always vote FOR a management proposal to approve an annual bonus plan.	X
1560-2	Always vote AGAINST a management proposal to approve an annual bonus plan.
1560-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.
1560-4	Vote AGAINST IF the maximum per-employee bonus payable is more than XX% of the participant’s base salary.
1560-5	Vote AGAINST IF the maximum per-employee bonus payable is more than $XX.
1560-6	Vote AGAINST IF the performance criteria is not disclosed.

Approve Savings Plan (1561)
1561-1	Always vote FOR a management proposal to adopt a savings plan.	X
1561-2	Always vote AGAINST a management proposal to adopt a savings plan.

Approve Option/Stock Awards (1562)
1562-1	Always vote FOR a management proposal to grant a one-time option or stock award.
1562-2	Always vote AGAINST a management proposal to grant a one-time option or stock award.	X
1562-3	Vote AGAINST IF the option/stock award is priced less than XX% of the fair market value on the grant date.
1562-4	Vote AGAINST IF the dilution represented by the option/stock award, as calculated by ISS, is more than XX%.
1562-5	Vote AGAINST IF the award is time-lapsing stock that fully vest in less than XX years.
1562-6	Vote AGAINST IF the option/stock award is unrestricted shares.
1562-7	Vote AGAINST IF potential dilution from all company plans including this proposal, as calculated by ISS, is more than XX% of the total outstanding common equity.
1562-8	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, as calculated by ISS, exceeds the 75th percentile of its peer group.
1562-9	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.
1562-10	Vote AGAINST IF the option is not premium-priced or indexed, or does not vest based on future performance.

Adopt Deferred Compensation Plan (1563)
1563-1	Always vote FOR a management proposal to adopt a deferred compensation plan.
1563-2	Vote AGAINST a management proposal to adopt a deferred compensation plan for non-employee directors.
1563-3	Vote AGAINST a management proposal to adopt a deferred compensation plan for executives.
1563-4	Vote AGAINST IF the dilution is more than 10% of the outstanding common equity.	X

Approve Long-Term Bonus Plan (1564)
1564-1	Always vote FOR a management proposal to approve a long-term bonus plan.
1564-2	Always vote AGAINST a management proposal to approve a long-term bonus plan.
1564-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.	X
1564-4	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than 50% of the participant’s base salary.	X
1564-5	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than $XX.
1564-6	Vote AGAINST IF the proposal creates dilution of more than 10% of the outstanding common equity.	X
1564-7	Vote AGAINST IF the performance criteria is not disclosed.

Approve Employment Agreements (1565)
1565-1	Always vote FOR a management proposal to approve an employment agreement or contract.	X
1565-2	Always vote AGAINST a management proposal to approve an employment agreement or contract.

Amend Deferred Compensation Plan (1566)
1566-1	Always vote FOR a management proposal to amend a deferred compensation plan.
1566-2	Always vote AGAINST a management proposal to amend a deferred compensation plan.	X

Exchange Underwater Options (1570)
1570-1	Always vote FOR a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).
1570-2	Always vote AGAINST a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).	X
1570-3	Vote AGAINST IF directors or any of the 5 highest paid executives are eligible to participate in the repricing exchange program.
1570-4	Vote AGAINST IF the exchange ratio is not linked to the economic value of the underwater options.
1570-5	Vote AGAINST IF the company exchanged underwater options within the last three years.

Amend Annual Bonus Plan (1581)
1581-1	Always vote FOR a management proposal to amend an annual bonus plan.
1581-2	Always vote AGAINST a management proposal to amend an annual bonus plan.	X
1581-3	Vote AGAINST IF the amendment increases the maximum annual per-employee bonus.

Reapprove Option/Bonus Plan for OBRA (1582)
1582-1	Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.
1582-2	Always vote AGAINST a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.
1582-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.	X
1582-4	Vote AGAINST IF the performance criteria is not disclosed.
1582-5	Vote AGAINST IF the company repriced or replaced options in the past fiscal year.

Amend Long-Term Bonus Plan (1586)
1586-1	Always vote FOR a management proposal to amend a long-term bonus plan.	X
1586-2	Always vote AGAINST a management proposal to amend a long-term bonus plan.
1586-3	Vote AGAINST IF the plan increases the per-employee maximum bonus.

SHAREHOLDER PROPOSALS

SP-Shareholder Approval of Auditors (2000)
2000-1	Always vote FOR a shareholder proposal calling for stockholder ratification of auditors.	X
2000-2	Always vote AGAINST a shareholder proposal calling for stockholder ratification of auditors.

SP-Auditors Must Attend Annual Meeting (2001)
2001-1	Always vote FOR a shareholder proposal calling for the auditors to attend the annual meeting.	X
2001-2	Always vote AGAINST a shareholder proposal calling for the auditors to attend the annual meeting.

SP-Limit Consulting by Auditors (2002)
2002-1	Always vote FOR a shareholder proposal calling for limiting consulting by auditors.	X
2002-2	Always vote AGAINST a shareholder proposal calling for limiting consulting by auditors.

SP-Rotate Auditors (2003)
2003-1	Always vote FOR a shareholder proposal calling for the rotation of auditors.	X
2003-2	Always vote AGAINST a shareholder proposal calling for the rotation of auditors.

SP-Restore Preemptive Rights (2010)
2010-1	Always vote FOR a shareholder proposal to restore preemptive rights.	X
2010-2	Always vote AGAINST a shareholder proposal to restore preemptive rights.

SP-Study Sale or Spin-Off (2030)
2030-1	Always vote FOR a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.	X
2030-2	Always vote AGAINST a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.

SP-Adopt Confidential Voting (2100)
2100-1	Always vote FOR a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.	X
2100-2	Always vote AGAINST a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.

SP-Counting Shareholder Votes (2101)
2101-1	Always vote FOR a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.	X
2101-2	Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.

SP-No Discretionary Voting (2102)
2102-1	Always vote FOR a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.	X
2102-2	Always vote AGAINST a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.

SP-Equal Access to the Proxy (2110)
2110-1	Always vote FOR a shareholder proposal to provide equal access to the proxy materials for shareholders.	X
2110-2	Always vote AGAINST a shareholder proposal to provide equal access to the proxy materials for shareholders.
2110-3	Vote AGAINST IF the ballot will become open to shareholders’ nominees.
2110-4	Vote AGAINST IF the change will allow shareholder statements.

SP-Improve Meeting Reports (2120)
2120-1	Always vote FOR a shareholder proposal to improve annual meeting reports.	X
2120-2	Always vote AGAINST a shareholder proposal to improve annual meeting reports.

SP-Change Annual Meeting Location (2130)
2130-1	Always vote FOR a shareholder proposal to change the annual meeting location.	X
2130-2	Always vote AGAINST a shareholder proposal to change the annual meeting location.

SP-Change Annual Meeting Date (2131)
2131-1	Always vote FOR a shareholder proposal to change the annual meeting date.	X
2131-2	Always vote AGAINST a shareholder proposal to change the annual meeting date.

SP-Board Inclusiveness (2201)
2201-1	Always vote FOR a shareholder proposal asking the board to include more women and minorities as directors.	X
2201-2	Always vote AGAINST a shareholder proposal asking the board to include more women and minorities as directors.

SP-Increase Board Independence (2202)
2202-1	Always vote FOR a shareholder proposal seeking to increase board independence.	X
2202-2	Always vote AGAINST a shareholder proposal seeking to increase board independence.

SP-Director Tenure/Retirement Age (2203)
2203-1	Always vote FOR a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.
2203-2	Always vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.	X
2203-3	Vote AGAINST IF the proposal seeks to establish a tenure policy shorter than XX years.
2203-4	Vote AGAINST IF the proposal seeks to establish a retirement age of more than XX years.

SP-Minimum Stock Ownership by Directors (2204)
2204-1	Always vote FOR a shareholder proposal to require minimum stock ownership by directors.	X
2204-2	Always vote AGAINST a shareholder proposal to require minimum stock ownership by directors.
2204-3	Vote AGAINST IF the minimum level of ownership required is more than XX shares.

SP-Allow Union/Employee Representatives on the Board (2205)
2205-1	Always vote FOR a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.
2205-2	Always vote AGAINST a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.	X

SP-Directors’ Role in Corporate Strategy (2206)
2206-1	Always vote FOR a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.
2206-2	Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.	X

SP-Increase Nominating Committee Independence (2210)
2210-1	Always vote FOR a shareholder proposal to increase the independence of the nominating committee.	X
2210-2	Always vote AGAINST a shareholder proposal to increase the independence of the nominating committee.

SP-Create Nominating Committee (2211)
2211-1	Always vote FOR a shareholder proposal to create a nominating committee of the board.	X
2211-2	Always vote AGAINST a shareholder proposal to create a nominating committee of the board.
2211-3	Vote AGAINST IF the proposal includes no requirements on the number of independent directors required to serve on the committee.

SP-Create Shareholder Committee (2212)
2212-1	Always vote FOR a shareholder proposal urging the creation of a shareholder committee.
2212-2	Always vote AGAINST a shareholder proposal urging the creation of a shareholder committee.
2212-3	Vote AGAINST IF the proposal is a binding bylaw amendment.	X

SP-Independent Board Chairman (2214)
2214-1	Always vote FOR a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.
2214-2	Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.	X

SP-Lead Director (2215)
2215-1	Always vote FOR a shareholder proposal asking that a lead director be chosen from among the ranks of non-employee directors.	X
2215-2	Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.

SP-Adopt Cumulative Voting (2220)
2220-1	Always vote FOR a shareholder proposal calling for the adoption of cumulative voting.	X
2220-2	Always vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.

SP-Require Nominee Statement in Proxy (2230)
2230-1	Always vote FOR a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.
2230-2	Always vote AGAINST a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.	X

SP-Double Board Nominees (2231)
2231-1	Always vote FOR a shareholder proposal to nominate two director candidates for each open board seat.
2231-2	Always vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.	X

SP-Director Liability (2240)
2240-1

Always vote FOR a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.

X
2240-2

Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.

SP-Repeal Classified Board (2300)
2300-1	Always vote FOR a shareholder proposal to repeal a classified board.	X
2300-2	Always vote AGAINST a shareholder proposal to repeal a classified board.
2300-3	Vote AGAINST IF the company does not have a shareholder rights plan (poison pill).

SP-Redeem or Vote on Poison Pill (2310)
2310-1	Always vote FOR a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan.	X
2310-2	Always vote AGAINST a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan.
2310-3	Vote AGAINST IF the proposal seeks only to redeem the current rights plan (and does not ask for a shareholder vote.)
2310-4	Vote AGAINST IF the board has an independent majority.
2310-5	Vote AGAINST IF the proposal is binding rather than merely precatory (advisory).
2310-6	Vote AGAINST IF the pill does not contain a dead-hand provision.
2310-7	Vote AGAINST IF the company elects the entire board annually.

SP-Eliminate Supermajority Provision (2320)
2320-1	Always vote FOR a shareholder proposal that seeks to eliminate supermajority provisions.	X
2320-2	Always vote AGAINST a shareholder proposal that seeks to eliminate supermajority provisions.

SP-Reduce Supermajority Provision (2321)
2321-1	Always vote FOR a shareholder proposal that seeks to reduce supermajority provisions.	X
2321-2	Always vote AGAINST a shareholder proposal that seeks to reduce supermajority provisions.

SP-Repeal Fair Price Provision (2324)
2324-1	Always vote FOR a shareholder proposal that seeks to repeal fair price provisions.
2324-2	Always vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.	X

SP-Restore Right to Call a Special Meeting (2325)
2325-1	Always vote FOR a shareholder proposal to restore shareholders’ right to call a special meeting.	X
2325-2	Always vote AGAINST a shareholder proposal to restore shareholders’ right to call a special meeting.

SP-Restore Right to Act by Written Consent (2326)
2326-1	Always vote FOR a shareholder proposal to restore shareholders’ right to act by written consent.	X
2326-2	Always vote AGAINST a shareholder proposal to restore shareholders’ right to act by written consent.

SP-Prohibit Targeted Share Placement (2330)
2330-1	Always vote FOR a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.	X
2330-2	Always vote AGAINST a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.

SP-Opt Out of State Takeover Statute (2341)
2341-1	Always vote FOR a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.	X
2341-2	Always vote AGAINST a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.

SP-Reincorporation (2342)
2342-1	Always vote FOR a shareholder proposal to reincorporate the company in another state.	X
2342-2	Always vote AGAINST a shareholder proposal to reincorporate the company in another state.
2342-3	Vote AGAINST IF the new state has stronger anti-takeover provisions.

SP-Adopt Anti-Greenmail Provision (2350)
2350-1	Always vote FOR a shareholder proposal to limit greenmail payments.	X
2320-2	Always vote AGAINST a shareholder proposal to limit greenmail payments.

SP-Restrict Executive Compensation (2400)
2400-1	Always vote FOR a shareholder proposal to restrict executive compensation.	X
2400-2	Always vote AGAINST a shareholder proposal to restrict executive compensation.
2400-3	Vote AGAINST IF the proposal limits executive pay without linking compensation to financial performance.

SP-Disclose Executive Compensation (2401)
2401-1	Always vote FOR a shareholder proposal to enhance the disclosure of executive compensation.	X
2401-2	Always vote AGAINST a shareholder proposal to enhance the disclosure of executive compensation.
2401-3	Vote AGAINST IF the proposal extends reporting to all executives paid more than $XX.

SP-Restrict Director Compensation (2402)
2402-1	Always vote FOR a shareholder proposal to restrict director compensation.	X
2402-2	Always vote AGAINST a shareholder proposal to restrict director compensation.

SP-Cap Executive Pay (2403)
2403-1	Always vote FOR a shareholder proposal to cap executive pay.	X
2403-2	Always vote AGAINST a shareholder proposal to cap executive pay.

SP-Pay Directors in Stock (2405)
2405-1	Always vote FOR a shareholder proposal calling for directors to be paid with company stock.	X
2405-2	Always vote AGAINST a shareholder proposal calling for directors to be paid with company stock.
2405-3	Vote AGAINST IF the resolution would require directors to receive their entire compensation in the form of company stock.

SP-Approve Executive Compensation (2406)
2406-1	Always vote FOR a shareholder proposal calling for shareholder votes on executive pay.	X
2406-2	Always vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.

SP-Restrict Director Pensions (2407)
2407-1	Always vote FOR a shareholder proposal calling for the termination of director retirement plans.	X
2407-2	Always vote AGAINST a shareholder proposal calling for the termination of director retirement plans.

SP-Review/Report on/Link Executive Pay to Social Performance (2408)
2408-1	Always vote FOR a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.	X
2408-2	Always vote AGAINST a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.
2408-3	Vote AGAINST IF the resolution goes beyond the request for a review and/or report, and includes actual linkage of pay to social performance.

SP-No Repricing of Underwater Options (2409)
2409-1	Always vote FOR a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.	X
2409-2	Always vote AGAINST a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.
2409-3	Vote AGAINST IF the proposal seeking shareholder approval to reprice is binding.

SP-Golden Parachutes (2414)
2414-1	Always vote FOR a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.	X
2414-2	Always vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.
2414-3	Vote AGAINST IF the highest payout formula of current agreements does not exceed XX times an executive’s salary and bonus.

SP-Award Performance-Based Stock Options (2415)
2415-1	Always vote FOR a shareholder proposal seeking to award performance-based stock options.	X
2415-2	Always vote AGAINST a shareholder proposal seeking to award performance-based stock options.

SP-Expense Stock Options (2416)
2416-1	Always vote FOR a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.
2416-2	Always vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.	X

SP-Pension Fund Surplus (2417)
2417-1	Always vote FOR a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.
2417-2	Always vote AGAINST a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.	X

SP-Create Compensation Committee (2420)
2420-1	Always vote FOR a shareholder proposal to create a compensation committee.	X
2420-2	Always vote AGAINST a shareholder proposal to create a compensation committee.

SP-Hire Independent Compensation Consultant (2421)
2421-1

Always vote FOR a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

X
2421-2

Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

SP-Increase Compensation Committee Independence (2422)
2422-1	Always vote FOR a shareholder proposal to increase the independence of the compensation committee.	X
2422-2	Always vote AGAINST a shareholder proposal to increase the independence of the compensation committee.

SP-Increase Audit Committee Independence (2500)
2500-1	Always vote FOR a shareholder proposal to increase the independence of the audit committee.	X
2500-2	Always vote AGAINST a shareholder proposal to increase the independence of the audit committee.

SP-Increase Key Committee Independence (2501)
2501-1	Always vote FOR a shareholder proposal to increase the independence of key committees.	X
2501-2	Always vote AGAINST a shareholder proposal to increase the independence of key committees.

1.   SOCIAL ISSUE PROPOSALS

SP-Develop/Report on Human Rights Policy (3000)
3000-1	Always vote FOR a shareholder proposal that asks the company to develop or report on human rights policies.
3000-2	Always vote AGAINST a shareholder proposal that asks the company to develop or report on human rights policies.
3000-3	Vote AGAINST IF the company does not operate in countries of concern.	X

SP-Review Operations’ Impact on Local Groups (3005)
3005-1	Always vote FOR a shareholder proposal that asks the company to review its operations’ impact on local groups.
3005-2	Always vote AGAINST a shareholder proposal that asks the company to review its operations’ impact on local groups.	X
3005-3	Vote AGAINST IF the proposal calls for action beyond reporting.

SP-Burma-Limit or End Operations (3030)
3030-1	Always vote FOR a shareholder proposal that asks the company to limit or end operations in Burma.
3030-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end operations in Burma.
3030-3	Vote AGAINST IF the company’s operations are de minimus and do not involve oil or mining.	X
3030-4	Vote AGAINST IF the company does not contract directly with the Burmese government.

SP-Burma-Review Operations (3031)
3031-1	Always vote FOR a shareholder proposal that asks management to review operations in Burma.	X
3031-2	Always vote AGAINST a shareholder proposal that asks management to review operations in Burma.

SP-China-No Use of Forced Labor (3040)
3040-1	Always vote FOR a shareholder proposal that asks management to certify that company operations are free of forced labor.	X
3040-2	Always vote AGAINST a shareholder proposal that asks management to certify that company operations are free of forced labor.

SP-China-Adopt Code of Conduct (3041)
3041-1	Always vote FOR a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
3041-2	Always vote AGAINST a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
3041-3	Vote AGAINST IF the company has de minimus operations involving China.	X

SP-Review Military Contracting Criteria (3100)
3100-1

Always vote FOR a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.

3100-2

Always vote AGAINST a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.

3100-3	Vote AGAINST IF the company derives less than 50% of its revenues from military-related operations.	X

SP-Review Economic Conversion (3110)
3110-1	Always vote FOR a shareholder proposal that asks management to create a plan for converting the company’s facilities that are dependent on defense contracts toward production for commercial markets.
3110-2

Always vote AGAINST a shareholder proposal that asks management to create a plan for converting the company’s facilities that are dependent on defense contracts toward production for commercial markets.

3110-3	Vote AGAINST IF the company derives less than 50% of its revenues from defense contracts.	X

SP-Review Space Weapons (3120)
3120-1	Always vote FOR a shareholder proposal that asks management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems.
3120-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems.	X

SP-Review Foreign Military Sales (3130)
3130-1	Always vote FOR a shareholder proposal that asks management to report on the company’s foreign military sales or foreign offset activities.	X
3130-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s foreign military sales or foreign offset activities.
3130-3	Vote AGAINST IF all of the company’s current weapons programs result in sales to both the U.S. and foreign governments, or to the U.S. government exclusively.

SP-Limit or End Nuclear Weapons Production (3150)
3150-1	Always vote FOR a shareholder proposal that asks management to limit or end nuclear weapons production.
3150-2	Always vote AGAINST a shareholder proposal that asks management to limit or end nuclear weapons production.	X

SP-Review Nuclear Weapons Production (3151)
3151-1	Always vote FOR a shareholder proposal that asks management to review nuclear weapons production.
3151-2	Always vote AGAINST a shareholder proposal that asks management to review nuclear weapons production.	X

SP-Review Charitable Giving Policy (3210)
3210-1	Always vote FOR a shareholder proposal that asks the company to establish shareholder-designated contribution programs.
3210-2	Always vote AGAINST a shareholder proposal that asks the company to establish shareholder-designated contribution programs.
3210-3	Vote AGAINST IF the company has a well-managed program or the proposal will be unduly burdensome.	X

SP-Limit or End Charitable Giving (3215)
3215-1	Always vote FOR a shareholder proposal that asks the company to limit or end charitable giving.
3215-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end charitable giving.
3215-3	Vote AGAINST IF the company’s giving is not excessive or the proposal would end all giving.	X

SP-Review Political Spending (3220)
3220-1	Always vote FOR a shareholder proposal that asks the company to increase disclosure of political spending and activities.
3220-2	Always vote AGAINST a shareholder proposal that asks the company to increase disclosure of political spending and activities.
3220-3	Vote AGAINST IF the information requested is already easily available or if compliance is costly.	X

SP-Limit or End Political Spending (3221)
3221-1	Always vote FOR a shareholder proposal that asks the company to limit or end political spending.
3221-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end political spending.
3221-3	Vote AGAINST IF the total contributions were less than $50,000 or the proposal would end all spending.	X

SP-Disclose Prior Government Service (3222)
3222-1	Always vote FOR a shareholder proposal requesting disclosure of company executives’ prior government service.
3222-2	Always vote AGAINST a shareholder proposal requesting disclosure of company executives’ prior government service.	X

SP-Affirm Political Nonpartisanship (3224)
3224-1	Always vote FOR a shareholder proposal requesting affirmation of political nonpartisanship.
3224-2	Always vote AGAINST a shareholder proposal requesting affirmation of political nonpartisanship.	X

SP-Review Tobacco Marketing (3300)
3300-1	Always vote FOR a shareholder proposal that asks management to report on or change tobacco product marketing practices.
3300-2	Always vote AGAINST a shareholder proposal that asks management to report on or change tobacco product marketing practices.
3300-3	Vote AGAINST IF no prima facie evidence suggests company targets youth or uses unregulated channels.

3300-4	Vote AGAINST IF there is no prima facie evidence the company’s marketing practices are illegal.
3300-5	Vote AGAINST IF the proposal calls for action beyond reporting.	X

SP-Sever Links with Tobacco Industry (3307)
3307-1	Always vote FOR a shareholder proposal to sever links with the tobacco industry.
3307-2	Always vote AGAINST a shareholder proposal to sever links with the tobacco industry.	X
3307-3	Vote AGAINST IF the proposal is submitted to a tobacco company.
3307-4	Vote AGAINST IF the company is NOT a health care company.
3307-5	Vote AGAINST IF the company has retail outlets for tobacco products.
3307-6	Vote AGAINST IF the company provides products to the tobacco industry.
3307-7	Vote AGAINST IF the proposal concerns media outlets for tobacco advertising.
3307-8	Vote AGAINST IF the proposal concerns tobacco farmers.

SP-Review or Reduce Tobacco Harm to Health (3308)
3308-1	Always vote FOR a shareholder proposal that asks the company to review or reduce tobacco harm to health.
3308-2	Always vote AGAINST a shareholder proposal that asks the company to review or reduce tobacco harm to health.	X
3308-3	Vote AGAINST IF the proposal concerns adoption of a no-smoking policy.
3308-4	Vote AGAINST IF the proposal concerns research or changes to product ingredients.
3308-5	Vote AGAINST IF the proposal concerns changes to package labeling and health warnings.

SP-Review or Promote Animal Welfare (3320)
3320-1	Always vote FOR a shareholder proposal that asks management to review or promote animal welfare.
3320-2	Always vote AGAINST a shareholder proposal that asks management to review or promote animal welfare.	X
3320-3	Vote AGAINST IF the proposal calls for an end to consumer product safety tests with animals.
3320-4	Vote AGAINST IF the proposal calls for action beyond reporting.

SP-Review Drug Pricing or Distribution (3340)
3340-1	Always vote FOR a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.
3340-2	Always vote AGAINST a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.

3340-3	Vote AGAINST IF the proposal asks for more than a report.	X
3340-4	Vote AGAINST IF the proposal relates only to domestic pricing.

SP-Oppose Embryo/Fetal Destruction (3350)
3350-1	Always vote FOR a shareholder proposal that asks the company to take action on embryo or fetal destruction.
3350-2	Always vote AGAINST a shareholder proposal that asks the company to take action on embryo or fetal destruction.	X

SP-Review Nuclear Facility/Waste (3400)
3400-1	Always vote FOR a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.
3400-2	Always vote AGAINST a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.
3400-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3400-4	Vote AGAINST IF the proposal asks for cessation of nuclear-related activities.

SP-Review Energy Efficiency & Renewables (3410)
3410-1	Always vote FOR a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.
3410-2	Always vote AGAINST a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.
3410-3	Vote AGAINST IF the proposal asks for more than a report.	X

SP-Endorse Ceres Principles (3420)
3420-1	Always vote FOR a shareholder proposal that asks management to endorse the Ceres principles.
3420-2	Always vote AGAINST a shareholder proposal that asks management to endorse the Ceres principles.
3420-3	Vote AGAINST IF the company has well-established environmental management practices.
3420-4	Vote AGAINST IF the company has an average or better environmental performance record.

SP-Control Generation of Pollutants (3422)
3422-1	Always vote FOR a shareholder proposal that asks the company to control generation of pollutant(s).
3422-2	Always vote AGAINST a shareholder proposal that asks the company to control generation of pollutant(s).
3422-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3422-4	Vote AGAINST IF the company reports its emissions and plans to limit their future growth.
3422-5	Vote AGAINST IF the company reports its emissions and plans to reduce them from established levels.

SP-Report on Environmental Impact or Plans (3423)
3423-1	Always vote FOR a shareholder proposal that asks the company to report on its environmental impact or plans.
3423-2	Always vote AGAINST a shareholder proposal that asks the company to report on its environmental impact or plans.
3423-3	Vote AGAINST IF management has issued a written statement beyond the legal minimum.	X

SP-Report or Take Action on Climate Change (3425)
3425-1	Always vote FOR a shareholder proposal that asks management to report or take action on climate change.
3425-2	Always vote AGAINST a shareholder proposal that asks management to report or take action on climate change.
3425-3	Vote AGAINST IF management has issued a statement acknowledging a global warming threat.
3425-4	Vote AGAINST IF management acknowledges a global warming threat and has issued company policy.
3425-5	Vote AGAINST IF management has issued a statement and committed to targets and timetable.
3425-6	Vote AGAINST IF the company is not a major emitter of greenhouse gases.

SP-Review or Curb Bioengineering (3430)
3430-1	Always vote FOR a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.
3430-2	Always vote AGAINST a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.
3430-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3430-4	Vote AGAINST IF the proposal calls for a moratorium on sales of bioengineered products.

SP-Preserve/Report on Natural Habitat (3440)
3440-1	Always vote FOR a shareholder proposal that asks the company to preserve natural habitat.
3440-2	Always vote AGAINST a shareholder proposal that asks the company to preserve natural habitat.
3440-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3440-4	Vote AGAINST IF the proposal does not address a unique habitat.

SP-Review Developing Country Debt (3500)
3500-1	Always vote FOR a shareholder proposal asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings.
3500-2	Always vote AGAINST a shareholder proposal asking the company to review their developing country debt and lending criteria and to report to shareholders on its findings.
3500-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

SP-Review Social Impact of Financial Ventures (3503)
3503-1	Always vote FOR a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.
3503-2	Always vote AGAINST a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.
3503-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

SP-Review Fair Lending Policy (3520)
3520-1	Always vote FOR a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.
3520-2	Always vote AGAINST a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.	X
3520-3	Vote AGAINST IF the proposal asks for action beyond reporting.

SP-Review Plant Closings (3600)
3600-1	Always vote FOR a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.
3600-2	Always vote AGAINST a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.	X

SP-Report on EEO (3610)
3610-1

Always vote FOR a shareholder proposal that asks management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

3610-2

Always vote AGAINST a shareholder proposal that asks management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

3610-3	Vote AGAINST IF the company releases its EEO-1 reports.
3610-4	Vote AGAINST IF the company’s EEO-1 reports and compliance record indicate it is average.	X
3610-5	Vote AGAINST IF the information indicates a well-established affirmative action program.

SP-Drop Sexual Orientation from EEO Policy (3614)
3614-1	Always vote FOR a shareholder proposal that asks management to drop sexual orientation from EEO policy.
3614-2	Always vote AGAINST a shareholder proposal that asks management to drop sexual orientation from EEO policy.	X

SP-Adopt Sexual Orientation Anti-Bias Policy (3615)
3615-1	Always vote FOR a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.
3615-2	Always vote AGAINST a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.	X

SP-Review Mexican Work Force Conditions (3621)
3621-1	Always vote FOR a shareholder proposal that asks management to report on or review Mexican operations.
3621-2	Always vote AGAINST a shareholder proposal that asks management to report on or review Mexican operations.	X

SP-Adopt Standards for Mexican Operation (3622)
3622-1	Always vote FOR a shareholder proposal that asks management to adopt standards for Mexican operations.
3622-2	Always vote AGAINST a shareholder proposal that asks management to adopt standards for Mexican operations.	X

SP-Review or Implement MacBride Principles (3630)
3630-1	Always vote FOR a shareholder proposal that asks management to review or implement the MacBride principles.
3630-2	Always vote AGAINST a shareholder proposal that asks management to review or implement the MacBride principles.
3630-3	Vote AGAINST IF no fair employment problems exist.	X

SP-Urge MacBride on Contractor/Franchisee (3632)
3632-1	Always vote FOR a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.
3632-2	Always vote AGAINST a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.
3632-3	Vote AGAINST IF no fair employment problems exist at contractor/franchisee.	X

SP-Review Global Labor Practices (3680)
3680-1	Always vote FOR a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.
3680-2	Always vote AGAINST a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.
3680-3	Vote AGAINST IF the company already reports publicly using a recognized standard.
3680-4	Vote AGAINST IF the resolution asks for more than a report.	X

SP-Monitor/Adopt ILO Conventions (3681)
3681-1

Always vote FOR a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization’s (ILO) core labor conventions.

3681-2

Always vote AGAINST a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization’s (ILO) core labor conventions.

3681-3	Vote AGAINST IF the proposal asks the company to use third-party monitors.
3681-4	Vote AGAINST IF the company has a reasonable code and monitoring system.	X

SP-Report on Sustainability (3700)
3700-1	Always vote FOR a shareholder proposal requesting reports on sustainability.
3700-2	Always vote AGAINST a shareholder proposal requesting reports on sustainability.
3700-3	Always vote AGAINST IF the company has already issued a report in GRI format.	X

As revised November 15, 2005

II. Guardian Investor Services LLC

Introduction

In its capacity as investment adviser to certain of the Funds, GIS has a fiduciary duty to the shareholders of the Funds to evaluate each company in which the Funds invest, in order to satisfy itself that the company meets certain management, financial and corporate governance standards. GIS believes that each investment should reflect a sound economic decision that benefits the shareholders of the Funds; thus, as a guiding principle, in voting proxies GIS seeks to maximize the shareholders’ economic interests. Accordingly, these policies and procedures are designed to ensure that GIS votes proxies in the best interests of shareholders of the Funds, regardless of any relationship between GIS, or any affiliate of GIS, with the company soliciting the proxy.

These policies summarize the manner in which proxies will be voted on typical proxy proposals. Because proxy matters can vary greatly, however, these policies should be viewed as guidelines, which do not need to be strictly adhered to at all times. For example, under appropriate circumstances, GIS may choose to vote a proxy on a case-by-case basis, or, as described below, choose not to vote a proxy.

With limited exceptions, GIS intends to vote all proxies solicited by issuers. Such exceptions include but are not limited to situations when securities on loan must be recalled to facilitate proxy voting or, in the case of foreign securities, when travel or transfer restrictions may make it impracticable or too costly to vote.

Proxy Voting Service

GIS has retained the services of Institutional Shareholder Services (“ISS”), an independent proxy voting service, to act as its agent in voting proxies. ISS performs independent research on the management, financial condition and corporate governance policies of numerous companies, and makes voting recommendations. ISS votes proxies on GIS’s behalf at shareholder meetings and is responsible for retaining copies of each proxy statement and maintaining records of how each proposal was voted.

GIS’s investment management personnel are responsible for analyzing and evaluating each company held in each Fund’s portfolio to ensure it is an appropriate investment. GIS recognizes that proxy voting is integral to the investment process and, accordingly, has developed customized instructions for ISS to follow based upon GIS’s corporate governance philosophy and beliefs.

For certain proposals, GIS has instructed ISS to vote “for” or “against” the proposal in all cases. For other proposals, GIS has instructed ISS to vote on a “case-by-case” basis, along with ISS’s recommendations, or to refer the proposal to GIS for consideration. In making “case-by-case” determinations, ISS has developed policies that involve an analysis of various factors relevant to the issuer and/or the proxy matter presented. After conducting its own evaluation of ISS’s factors and policies, for certain proxy matters GIS has instructed ISS to make a voting determination based upon the ISS factors and policies. For other proxy matters, GIS has instructed ISS to consider additional factors that GIS considers relevant to the voting decision, or to vote in accordance with specific factors and policies provided by GIS. The policies and the factors considered in making “case-by-case” voting determinations are further detailed in the guidelines. For other proxy matters, ISS has been instructed to refer the proposal to GIS for specific voting instructions, for example, in the case of mergers and restructurings. Additionally, GIS may provide specific voting instructions when ISS has a conflict of interest with the issuer, as described below.

Proxy Matters

Shareholders are generally presented with two types of proposals: (1) Management proposals, which are presented by the board of directors of a company for shareholder approval, and (2) Shareholder proposals, which are presented by a shareholder or group of shareholders of a company. The following guidelines summarize GIS’s position on typical proxy proposals.

Matters relating to the board of directors. GIS typically supports the election of directors, provided that a majority (at least two-thirds) of the board are “independent directors” and that key committees of the board of directors (audit, compensation or nominating committees) are comprised exclusively of independent directors.

GIS considers a director to be “independent” if the director:

•              Has not been employed by the company or an affiliate in an executive capacity within the last 5 years;

•              Is not a member of the firm that is one of the company’s paid advisors or consultants;

•              Is not employed by a significant customer or supplier;

•              Does not have a personal services contract with the company;

•              Is not a founder of the company and is not a current employee;

•              Does not have a family relationship to an employee of the company, whether by blood or marriage; and

•              Is not employed by a tax-exempt organization that receives significant contributions from the company.

With respect to matters relating to the board of directors, GIS typically votes:

•              against the elimination of cumulative voting

•              against director age limits

•              against allowing the board to set its own size

•              against board classification

Other items related to the board of directors are considered on a case-by-case basis.

Compensation related proposals. GIS generally approves of non-cash compensation of directors and executives, provided that the compensation is reasonable in relation to the performance of the company, and provided that the compensation does not cause dilution of shareholder interests. These proposals are usually voted on a case-by-case basis; however, GIS usually votes:

•              for stock option proposals that are not reserving new shares

•              for cash bonus plans

•              against a stock option plan if the potential for dilution of shareholder interest is greater than 10%

•              against proposals for repricing of stock options

•              against a stock option plan if there is significant share availability under other plans

Capitalization related proposals. Management proposals often pertain to a change in a company’s capital structure, such as the issuance of common or preferred stock, or a stock split. Generally, GIS votes on a case-by-case basis proposals to increase authorized common or preferred stock.

On other capitalization-related matters, GIS usually votes:

•              for stock splits

•              for adjustments to par value

•              for elimination of a class of common stock

•              for reduction in authorized common stock

•              against dual class structure

•              against the creation of “blank check” preferred stock

Other items related to capitalization are considered on a case-by-case basis.

Corporate actions. Corporate actions typically include transactions involving the company, such as mergers, acquisitions, other business combinations, reincorporations and reorganizations. The details regarding these transactions vary widely, and therefore these proposals are typically voted on a case-by-case basis. Usually, GIS votes for a change in the state of a company’s organization if the new state has fewer anti-takeover provisions, and will vote for the formation of a holding company if significant anti-takeover provisions are not added.

Anti-takeover provisions. Anti-takeover provisions are typically in place to make it more difficult for an outside party to take over control of the company. Examples are shareholder rights plans (“poison pills”), fair price provisions, creation of “blank check” preferred stock, or creation of more than one class of shares having disparate voting rights. GIS usually votes against anti-takeover proposals, except that it usually votes:

•              for reduction of supermajority vote requirements

•              on a case-by-case basis proposals related to shareholder rights plans

Routine matters. Certain matters are considered “routine” in that they generally do not affect the rights of shareholders. GIS typically votes with company management on these types of issues, such as:

•              ratification of the company’s auditors

•              changing date or location of annual meeting

•              changing the company name

•              amending the corporate purpose

Shareholder proposals. SEC rules permit shareholders to make proposals at a company’s annual meeting, provided certain requirements are met. Typically, shareholder proposals concern economic, social and environmental issues, but they may also include corporate governance matters.

Corporate governance matters. Typically, GIS votes in favor of shareholder proposals related to corporate governance matters, for example:

•              for submitting a shareholder rights plan to shareholder vote

•              for confidential voting

•              for reducing supermajority vote requirement

•              for elimination or restriction of severance agreements, and submission to shareholder vote

•              for submitting preferred stock issuance to shareholder vote

GIS will generally vote against the elimination of discretionary voting of unmarked proxies and will consider on a case-by-case basis a proposal to amend the terms of an existing shareholder rights plan.

Social, political and environmental matters. Generally, on social, political and environmental matters, GIS will support the recommendations of a company’s board of directors on these matters, as long as it believes that a company’s management is acting in accordance with its fiduciary duty to protect shareholders’ interests. If GIS believes that a company’s management does not represent shareholders’ best interests, it will vote on a case-by-case basis, but, with few exceptions, GIS will vote these proposals as management recommends.

Economic matters. With respect to general economic matters, GIS will consider each proposal on a case-by-case basis.

Conflicts of Interest

Sometimes a conflict of interest may arise in connection with the proxy voting process. For example, GIS may have a material conflict of interest due to a significant business relationship with the company or a business relationship with a third party that has a material interest in the outcome of the vote, or a GIS employee may have a personal conflict of interest due to a personal or familial relationship with someone at the company soliciting the proxy.

Central to these proxy voting policies is GIS’s philosophy that proxies should be voted only in the best interests of the shareholders of the Funds. Accordingly, these proxy voting policies are applied uniformly to avoid material conflicts of interest.

Guardian has taken certain measures to prevent economic or political incentives on the part of fund management or other Guardian business units to influence the outcome of a vote. GIS has centralized the proxy voting function with fund management and has created an information barrier between fund management and those other business units that may have inside or other information about a company, to prevent fund management from obtaining information that could have the potential to influence proxy voting decisions.

If GIS identifies a potential material conflict of interest due to a business or personal relationship, it will refer the proposal to ISS to vote the proxy. If an occasion arises in which ISS is unable to vote a proxy due to its own conflict of interest, ISS will ask GIS to provide specific voting instructions. In such situations, GIS shall vote the proxy in accordance with these policies and procedures. In all other cases, ISS votes proxies on behalf of GIS and the Funds applying uniform policies.

If ISS is unable to vote a proxy due to a conflict and has referred it to GIS for voting instructions, and there is a potential material conflict of interest between the issuer and Guardian or a Guardian affiliate or employee, the proxy proposal will be referred to Guardian’s Mutual Fund Oversight Committee. The Mutual Fund Oversight Committee will provide voting instructions on the proposal after consulting with the fund manager and taking into account all factors it deems relevant. If the Mutual Fund Oversight Committee believes a material conflict exists that cannot be resolved by the committee, it will refer the proposal to the Audit Committee of the Board of Directors/Trustees for guidance.

III. UBS Global Asset Management (Americas), Inc.

The proxy voting policy of UBS Global Asset Management (“UBS Global AM”) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the board of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

IV. Baillie Gifford Overseas Limited

General Statement and Approach

Baillie Gifford Overseas Limited (“BGO”) recognizes that it has a fiduciary duty to act solely in the best interests of its clients. In that regard BGO and its affiliates (collectively, “Baillie Gifford”) have adopted Global Corporate Governance Principles and Guidelines (the “Guidelines”), which include proxy voting policies and procedures that are designed, among other things, to ensure that proxies for the securities owned by clients for which BGO exercises voting authority and discretion are voted in the best interests of those clients in accordance with BGO’s fiduciary duties, Rule 206(4)-6 under the Investment Advisers Act of 1940 and other applicable law.

The Guidelines include principles (the “Principles”) that articulate corporate governance standards relating to the basic rights and equitable treatment of shareholders, the role of stakeholders (as established by law), disclosure and transparency on all material matters, and the responsibilities and accountability of the board of directors. The Principles are based upon the widely supported principles developed by the Organisation for Economic Cooperation and Development, which BGO believes are appropriate for most markets BGO recognizes, however, that given the differences in national corporate and market regulation, one set of standards is unlikely to be appropriate for all of the markets in which it invests. Therefore, the Guidelines include as appendices detailed corporate governance standards for the United Kingdom and Japan and may include overseas corporate governance codes, where these are available and appropriate. In order to provide an indication of how the Principles should be interpreted in practice, the Guidelines include some “best practice” guidelines as to voting on specific issues (e.g., generally opposing new appointments that combine the role of chairman and chief executive, considering opposing the re-election of non-executive directors who are not independent if they are members of the audit or remuneration committees or if less than three or a minority of the board’s non-executive directors is independent).

BGO recognizes, however, that companies within particular markets operate under significantly differing conditions and for this reason it does not apply any of the principles, practices or standards included in the Guidelines rigidly. Rather, it applies them with care, giving due consideration to the specific circumstances of individual companies. In this way it takes a pragmatic and flexible approach to corporate governance, consistent with its overriding aim of looking after the long term financial interests of its clients.

BGO looks to have confidence in the quality and integrity of management. Consequently, its investment process involves keeping closely in touch with company management, learning how it plans to take the company’s business forward and seeking to understand its goals and attitude towards shareholders. BGO believes that such dialogue is important in selecting successful investments for its clients. Nevertheless, where the formal aspects of a company’s corporate governance fall short of the Guidelines and this is not fully supported by its circumstances, BGO encourages improvements in face to face meetings and, where appropriate, votes against management recommendations at general meetings. In general, BGO focuses on the issues it feels are most significant and where it can be most effective, including the alignment of management’s interests with those of shareholders, the effective operation of the board and its committees and the protection of shareholder rights.

Proxy Voting Administration

Baillie Gifford’s Corporate Governance Team develops and administers the Guidelines. The Corporate Governance Team sits alongside the investment teams and is supported by personnel dedicated to the voting of proxies. The Corporate Governance Manager reports to the Chief Investment Officer. In evaluating each proxy, the Corporate Governance Team follows the Guidelines. It also considers third party analysis, Baillie Gifford’s own research and discussions with company management. If a proxy involves a non-routine matter, the Corporate Governance Team will consult with the appropriate investment team regarding the proposed vote.

Conflicts of Interest

BGO recognizes the importance of managing potential conflicts of interest that may exist when voting a proxy solicited by a company with whom Baillie Gifford has a material business or personal relationship. The Corporate Governance Manager is responsible for monitoring possible material conflicts of interest with respect to proxy voting. Application of the Guidelines to vote proxies will in most instances adequately address any possible conflicts of interest. However, as noted above, BGO does not rigidly apply the Guidelines and proxies may relate to matters not specifically addressed in the Guidelines. For proxy votes that involve a potential conflict of interest, that are inconsistent with (or not covered by) the Guidelines but that are consistent with management’s recommendation, the Management Committee, which comprises five senior Baillie Gifford partners, will review the voting rationale, consider whether business relationships between Baillie Gifford and the company have influenced the proposed inconsistent vote and decide the course of action to be taken in the best interests of its clients.

If BGO invests on behalf of its advisory clients in pooled vehicles advised by Baillie Gifford (in-house pooled funds), it will provide such clients with the opportunity to direct how their units in these funds should be voted on non-routine matters.

Overseas Voting — Share Blocking

For clients that have delegated voting authority and discretion to BGO, BGO endeavors to vote all of their shares in all markets. However, it is difficult to vote in some overseas markets because of costly trading restrictions. For example, in the French and Italian markets, BGO’s clients’ shares are “blocked,” which means that BGO is unable to direct selling should it so desire, from the time that it votes until the close of the company meeting. This is clearly a risk to clients, particularly if BGO might consider selling the shares. BGO will therefore only vote in these markets where it views the benefits of voting clients’ shares, such as with respect to a merger or acquisition, as exceeding the risks involved.

RS VARIABLE PRODUCTS TRUST

FORM N-14

PART C

OTHER INFORMATION

Item 15.  INDEMNIFICATION

Under the terms of Registrant’s By-laws, Article VI, Registrant is required, subject to certain exceptions and limitations, to indemnify and insure its trustees, officers, employees, agents and other persons who may be indemnified by Registrant under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Item 16.  EXHIBITS

(1)                                                          Agreement and Declaration of Trust of Registrant. /A/

(2)                                                          Copy of By-Laws of Registrant. /A/

(3)                                                          Voting trust agreement affecting more than 5% of any class of equity securities- None.

(4)                                                          Form of Agreement and Plan of Reorganization — Filed as Appendix A to Part A hereof.

(5)                                                          (a)   Portions of Agreement and Declaration of Trust Pertaining to Shareholders’ Rights. /A/

(b)         Portions of By-Laws Pertaining to Shareholders’ Rights. /A/

(6)                                                          (a)   Form of Investment Advisory Agreement between RS Investment Management Co. LLC and RS Variable Products Trust. /A/

(b)         Form of Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investment Management Co. LLC and Guardian Investor Services LLC. /A/

(c)          Form of Sub-Advisory Contract between RS Investment Management Co. LLC and UBS Global Asset Management (Americas) Inc. — filed herewith.

(d)         Form of Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investment Management Co. LLC and Guardian Baillie Gifford Limited. /A/

(e)          Form of Sub-Sub-Investment Advisory Agreement between Guardian Baillie Gifford Limited and Baillie Gifford Overseas Limited — filed herewith.

(7)                                                          Underwriting or distribution contracts — None.

(8)                                                          Bonus, profit-sharing or pension plans - None.

(9)                                                          Form of Custodian Agreement between Registrant and State Street Bank and Trust Company. /A/

(10)                                                    12b-1 plans — None.

(11)                                                    Opinion and Consent of Counsel as to the legality of securities being registered- filed herewith.

(12)                                                    Opinion and Consent of Counsel as to tax matters- to be filed by post- effective amendment.

(13)                                                    Form of Sub-Administration and Accounting Services Agreement by and among RS Investment Management Co. LLC, Guardian Investor Services LLC, RS Investment Trust, and RS Variable Products Trust. /A/

(14)                                                    Consent of Independent Accountants- filed herewith.

(15)                                                    Financial Statements omitted pursuant to Item 14(a)(1)- None.

(16)                                                    Powers of Attorney- filed herewith.

(17)                                                    (a)   Form of Proxy Card — filed herewith.

(b)         Prospectus of The Guardian Stock Fund, dated May 1, 2006, as supplemented — filed herewith.

(c)          Prospectus of The Guardian VC 500 Index Fund, dated May 1, 2006, as supplemented — filed herewith.

(d)         Prospectus of The Guardian VC Asset Allocation Fund, dated May 1, 2006, as supplemented — filed herewith.

(e)          Prospectus of The Guardian VC High Yield Bond Fund, dated May 1, 2006, as supplemented — filed herewith.

(f)            Prospectus of The Guardian VC Low Duration Bond Fund, dated May 1, 2006, as supplemented — filed herewith.

(g)         Prospectus of The Guardian UBS VC Large Cap Value Fund, dated May 1, 2006, as supplemented — filed herewith.

(h)         Prospectus of The Guardian UBS VC Small Cap Value Fund, dated May 1, 2006, as supplemented — filed herewith.

(i)             Prospectus of Baillie Gifford International Growth Fund, dated May 1, 2006, as supplemented — filed herewith.

(j)             Prospectus of Baillie Gifford Emerging Markets Fund, dated May 1, 2006, as supplemented — filed herewith.

(k)          Prospectus of The Guardian Small Cap Stock Fund, dated May 1, 2006, as supplemented — filed herewith.

(l)             Prospectus of The Guardian Bond Fund, Inc., dated May 1, 2006, as supplemented — filed herewith.

(m)       Prospectus of The Guardian Cash Fund, Inc., dated May 1, 2006, as supplemented — filed herewith.

(n)         Statement of Additional Information of The Guardian Variable Contract Funds, Inc., dated May 1, 2006, as supplemented — filed herewith.

(o)         Statement of Additional Information of GIAC Funds, Inc. , dated May 1, 2006, as supplemented — filed herewith.

(p)         Statement of Additional Information of The Guardian Bond Fund, Inc. , dated May 1, 2006, as supplemented — filed herewith.

(q)         Statement of Additional Information of The Guardian Cash Fund, Inc. , dated May 1, 2006, as supplemented — filed herewith.

(r)            Annual Report to Contract Owners of The Guardian Stock Fund, for the fiscal year ended December 31, 2005 — filed herewith.

(s)          Annual Report to Contract Owners of The Guardian VC 500 Index Fund, for the fiscal year ended December 31, 2005 — filed herewith.

(t)            Annual Report to Contract Owners of The Guardian VC Asset Allocation Fund, for the fiscal year ended December 31, 2005 — filed herewith.

(u)         Annual Report to Contract Owners of The Guardian VC High Yield Bond Fund, for the fiscal year ended December 31, 2005 — filed herewith.

(v)         Annual Report to Contract Owners of The Guardian VC Low Duration Bond Fund, for the fiscal year ended December 31, 2005 — filed herewith.

(w)       Annual Report to Contract Owners of The Guardian UBS VC Large Cap Value Fund, for the fiscal year ended December 31, 2005 — filed herewith.

(x)           Annual Report to Contract Owners of The Guardian UBS VC Small Cap Value Fund, for the fiscal year ended December 31, 2005 — filed herewith.

(y)         Annual Report to Contract Owners of Baillie Gifford International Growth Fund, for the fiscal year ended December 31, 2005 — filed herewith.

(z)           Annual Report to Contract Owners of Baillie Gifford Emerging Markets Fund, for the fiscal year ended December 31, 2005 — filed herewith.

(aa)    Annual Report to Contract Owners of The Guardian Small Cap Stock Fund, for the fiscal year ended December 31, 2005 — filed herewith.

(bb)  Annual Report to Contract Owners of The Guardian Bond Fund, Inc., for the fiscal year ended December 31, 2005 — filed herewith.

(cc)    Annual Report to Contract Owners of The Guardian Cash Fund, Inc., for the fiscal year ended December 31, 2005 — filed herewith.

Incorporated by a reference to corresponding exhibits:

/A/   Previously filed as part of Registrant’s Registration Statement on Form N-1A on June 30, 2006. (Accession No. 0001104659-06-044939)

Item 17.  UNDERTAKINGS

(1)                                  The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)                                  The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment of the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

As required by the Securities Act of 1933 (the “Securities Act”), this Registration Statement has been signed on behalf of the Registrant, in the city of San Francisco and the State of California, on the 6th day of July, 2006.

RS Variable Products Trust

By:	/s/ TERRY R. OTTON
Terry R. Otton
Title: President and Principal Executive Officer

As required by the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date
/s/ TERRY R. OTTON	President and Principal Executive Officer	July 6, 2006
Terry R. Otton
/S/ TERRY R. OTTON	Chief Financial and Accounting Officer	July 6, 2006
Terry R. Otton
LEONARD B. AUERBACH*	Trustee	July 6, 2006
Leonard B. Auerbach
JUDSON BERGMAN*	Trustee	July 6, 2006
Judson Bergman
JEROME S. CONTRO*	Trustee	July 6, 2006
Jerome S. Contro
JOHN W. GLYNN*	Trustee	July 6, 2006
John W. Glynn, Jr.
MICHAEL G. MCCAFFERY*	Trustee	July 6, 2006
Michael G. McCaffery

* By:	/s/ BENJAMIN L. DOUGLAS
Benjamin L. Douglas
Attorney-in-Fact pursuant to the powers of attorney filed herewith.

EXHIBIT INDEX

RS VARIABLE PRODUCTS TRUST

Exhibit No.	Title of Exhibit
(6)(h)	Form of Sub-Advisory Contract between RS Investment Management Co. LLC and UBS Global Asset Management (Americas) Inc.
(6)(j)	Form of Sub-Sub-Investment Advisory Agreement between Guardian Baillie Gifford Limited and Baillie Gifford Overseas Limited
(11)	Opinion and Consent of Counsel
(14)	Consent of Independent Accountants
(16)	Powers of Attorney
(17)(a)	Form of Proxy Card
(17)(b)	Prospectus of The Guardian Stock Fund
(17)(c)	Prospectus of The Guardian VC 500 Index Fund
(17)(d)	Prospectus of The Guardian VC Asset Allocation Fund
(17)(e)	Prospectus of The Guardian VC High Yield Bond Fund
(17)(f)	Prospectus of The Guardian VC Low Duration Bond Fund
(17)(g)	Prospectus of The Guardian UBS VC Large Cap Value Fund
(17)(h)	Prospectus of The Guardian UBS VC Small Cap Value Fund
(17)(i)	Prospectus of Baillie Gifford International Growth Fund
(17)(j)	Prospectus of Baillie Gifford Emerging Markets Fund
(17)(k)	Prospectus of The Guardian Small Cap Stock Fund
(17)(l)	Prospectus of The Guardian Bond Fund, Inc. and
(17)(m)	Prospectus of The Guardian Cash Fund, Inc.
(17)(n)	Statement of Additional Information of The Guardian Variable Contract Funds, Inc.
(17)(o)	Statement of Additional Information of GIAC Funds, Inc.
(17)(p)	Statement of Additional Information of The Guardian Bond Fund, Inc.
(17)(q)	Statement of Additional Information of The Guardian Cash Fund, Inc.
(17)(r)	Annual Report to Contract Owners of The Guardian Stock Fund
(17)(s)	Annual Report to Contract Owners of The Guardian VC 500 Index Fund
(17)(t)	Annual Report to Contract Owners of The Guardian VC Asset Allocation Fund
(17)(u)	Annual Report to Contract Owners of The Guardian VC High Yield Bond Fund
(17)(v)	Annual Report to Contract Owners of The Guardian VC Low Duration Bond Fund
(17)(w)	Annual Report to Contract Owners of The Guardian UBS VC Large Cap Value Fund
(17)(x)	Annual Report to Contract Owners of The Guardian UBS VC Small Cap Value Fund
(17)(y)	Annual Report to Contract Owners of Baillie Gifford International Growth Fund
(17)(z)	Annual Report to Contract Owners of Baillie Gifford Emerging Markets Fund
(17)(aa)	Annual Report to Contract Owners of The Guardian Small Cap Stock Fund
(17)(bb)	Annual Report to Contract Owners of The Guardian Bond Fund, Inc.
(17)(cc)	Annual Report to Contract Owners of The Guardian Cash Fund, Inc.